As filed with the Securities and Exchange Commission on September 10, 2001
Securities Act File No. 333-65446 Investment Company Act File No. 811-7642

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-14
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

	Pre-Effective Amendment No. 1	|X|
	Post-Effective Amendment No.	| |
(Check appropriate box or boxes)

MuniAssets Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

(609) 282-2800 (Area Code and Telephone Number)

800 Scudders Mill Road Plainsboro, New Jersey 08536 (Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

Terry K. Glenn MuniAssets Fund, Inc. 800 Scudders Mill Road, Plainsboro, New Jersey 08536 Mailing Address: PO Box 9011, Princeton, New Jersey 08543-9011
(Name and Address of Agent for Service)

Copies to:
Leonard B. Mackey, Jr. CLIFFORD CHANCE ROGERS & WELLS LLP 200 Park Avenue New York, New York 10166	Frank P. Bruno, Esq. SIDLEY AUSTIN BROWN & WOOD LLP One World Trade Center New York, New York 10048-0557	Philip L. Kirstein, Esq. FUND ASSET MANAGEMENT, L.P. 800 Scudders Mill Road Plainsboro, New Jersey 08543-9011

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

Calculation of Registration Fee Under the Securities Act of 1933

Title Of Securities Being Registered	Amount being Registered (1)	Proposed Maximum Offering Price Per Unit(1)	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fee (2)

Common Stock ($.10 par value)	11,079,988	$13.07	$144,815,443	$36,204

(1)	Estimated solely for the purpose of calculating the filing fee.
(2)	Previously paid by wire transfer to the designated lockbox of the Securities and Exchange Commission in Pittsburgh, Pennsylvania.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

MUNIASSETS FUND, INC. MERRILL LYNCH HIGH INCOME MUNICIPAL BOND FUND, INC. P.O. BOX 9011 PRINCETON, NEW JERSEY 08543-9011

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF MUNIASSETS FUND, INC.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS OF MERRILL LYNCH HIGH INCOME MUNICIPAL BOND FUND, INC.

To Be Held on October 24, 2001
TO THE STOCKHOLDERS OF
MUNIASSETS FUND, INC. MERRILL LYNCH HIGH INCOME MUNICIPAL BOND FUND, INC.:

NOTICE IS HEREBY GIVEN that an annual meeting of stockholders of MuniAssets Fund, Inc. (“MuniAssets”) and a special meeting of stockholders of Merrill Lynch High Income Municipal Bond Fund, Inc. (“High Income Municipal”) (together, the “Meetings”) will be held at the offices of Fund Asset Management, L.P. and Merrill Lynch Investment Managers, L.P., respectively, 800 Scudders Mill Road, Plainsboro, New Jersey on Wednesday, October 24, 2001 at 9:00 a.m. Eastern time (MuniAssets) and 10:00 a.m. Eastern time (High Income Municipal) for the following purposes:

For the stockholders of MuniAssets and High Income Municipal:

(1) To approve or disapprove an Agreement and Plan of Reorganization (the “Agreement and Plan”) contemplating (i) the acquisition of substantially all of the assets and the assumption of substantially all of the liabilities of High Income Municipal by MuniAssets, in return for newly issued shares of common stock of MuniAssets, and (ii) the distribution by High Income Municipal of such MuniAssets common stock to the holders of common stock of High Income Municipal (plus cash in lieu of fractional shares). A vote in favor of this proposal also will constitute a vote in favor of the liquidation and dissolution of High Income Municipal under Maryland corporate law and the termination of High Income Municipal’s registration under the Investment Company Act of 1940, as amended;

For the stockholders of MuniAssets only:

(2) To elect two Class I Directors of MuniAssets to serve for a term of three years; and

For the stockholders of both Funds:

(3) To transact such other business as properly may come before the Meetings or any adjournment thereof.

The Boards of Directors of MuniAssets and High Income Municipal have fixed the close of business on August 27, 2001 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meetings or any adjournment thereof.

A complete list of the stockholders of MuniAssets and High Income Municipal entitled to vote at the Meetings will be available and open to the examination of any stockholder of MuniAssets or High Income Municipal, respectively, for any purpose germane to the Meetings during ordinary business hours from and after October 10, 2001, at the offices of each Fund, 800 Scudders Mill Road, Plainsboro, New Jersey.

You are cordially invited to attend the applicable Meeting. Stockholders who do not expect to attend the Meetings in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the Internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Directors of MuniAssets or High Income Municipal, as applicable.

If you have any questions regarding the enclosed proxy material or need assistance in voting your shares of common stock, please contact our proxy solicitor, Georgeson Shareholder at 1-888-856-1572.

By Order of the Boards of Directors, BRADLEY J. LUCIDO Secretary MuniAssets Fund, Inc. ALICE A. PELLEGRINO Secretary Merrill Lynch High Income Municipal Bond Fund, Inc.
Plainsboro, New Jersey Dated: September 10, 2001


JOINT PROXY STATEMENT AND PROSPECTUS MUNIASSETS FUND, INC. MERRILL LYNCH HIGH INCOME MUNICIPAL BOND FUND, INC. P.O. BOX 9011 PRINCETON, NEW JERSEY 08543-9011 (609) 282-2800

ANNUAL MEETING OF STOCKHOLDERS OF MUNIASSETS FUND, INC.

SPECIAL MEETING OF STOCKHOLDERS OF MERRILL LYNCH HIGH INCOME MUNICIPAL BOND FUND, INC.

To Be Held on October 24, 2001

This Joint Proxy Statement and Prospectus is furnished to you as a stockholder of one or both of the funds listed above. An annual meeting of stockholders of MuniAssets Fund, Inc. (“MuniAssets”) and a special meeting of stockholders of Merrill Lynch High Income Municipal Bond Fund, Inc. (“High Income Municipal”) will be held on October 24, 2001 (each, a “Meeting” and together, the “Meetings”) to consider the items listed below and discussed in greater detail elsewhere in this Joint Proxy Statement and Prospectus. The Board of Directors of each of the funds is requesting its stockholders to submit a proxy to be used at the applicable Meeting to vote the shares held by the stockholder submitting the proxy.

The proposals to be considered at the Meetings are:

For stockholders of MuniAssets and High Income Municipal: 1. To approve or disapprove an Agreement and Plan of Reorganization between the funds;

For stockholders of MuniAssets only:

2. To elect two Class I Directors of MuniAssets to serve for a term of three years; and

For the stockholders of both MuniAssets and High Income Municipal:

3. To transact such other business as may properly come before the Meetings or any adjournment thereof.

The Agreement and Plan of Reorganization that you are being asked to consider involves a transaction that will be referred to in this Joint Proxy Statement and Prospectus as the “Reorganization.” The Reorganization involves the combination of two funds into one. The two funds are:

MuniAssets, which will be the surviving fund, and

High Income Municipal
(continued on next page)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Joint Proxy Statement and Prospectus.
Any representation to the contrary is a criminal offense.

The date of this Joint Proxy Statement and Prospectus is September 10, 2001.

MuniAssets and High Income Municipal are sometimes referred to herein collectively as the “Funds” and individually as a “Fund,” as the context requires. The fund resulting from the Reorganization is sometimes referred to herein as the “Combined Fund.”

In the Reorganization, MuniAssets will acquire substantially all of the assets and assume substantially all of the liabilities of High Income Municipal solely in return for shares of common stock of MuniAssets (“MuniAssets Common Stock”). High Income Municipal will distribute the MuniAssets Common Stock received in the Reorganization to its stockholders and will then liquidate and dissolve under Maryland law and terminate its registration under the Investment Company Act of 1940, as amended (the “Investment Company Act”). MuniAssets will continue to operate as a registered, non-diversified, closed-end investment company with the investment objective and policies described in this Joint Proxy Statement and Prospectus.

In the Reorganization, a holder of common stock of High Income Municipal (“High Income Municipal Common Stock”) will receive MuniAssets Common Stock (plus cash in lieu of fractional shares) with an aggregate net asset value equal to the aggregate net asset value of the shares of High Income Municipal Common Stock such stockholder held just prior to the Reorganization. All references to the High Income Municipal Common Stock will include shares of Common Stock representing Dividend Reinvestment Plan shares held in the book deposit accounts of holders of High Income Municipal Common Stock.

This Joint Proxy Statement and Prospectus serves as a prospectus of MuniAssets in connection with the issuance of MuniAssets Common Stock in the Reorganization.

This Joint Proxy Statement and Prospectus sets forth information about MuniAssets and High Income Municipal that stockholders of the Funds should know before considering the Reorganization and should be retained for future reference. Each Fund has authorized the solicitation of proxies in connection with the Meetings solely on the basis of this Joint Proxy Statement and Prospectus and the accompanying documents.

The address of the principal executive offices of MuniAssets and High Income Municipal is 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and the telephone number is (609) 282-2800.

MuniAssets Common Stock is listed on the New York Stock Exchange (the “NYSE”) under the symbol “MUA” and may be bought or sold at the market price on each day the NYSE is open for trading. High Income Municipal engages in a continuous offering of its Common Stock. High Income Municipal Common Stock is not listed on any exchange and no secondary market presently exists for High Income Municipal Common Stock nor is it expected that a secondary market will develop. After the Reorganization, shares of MuniAssets Common Stock will continue to be listed on the NYSE under the symbol “MUA.” See “Additional Information.”

INTRODUCTION

This Joint Proxy Statement and Prospectus is furnished to you in connection with the solicitation of proxies on behalf of the Board of Directors of MuniAssets and High Income Municipal for use at the Meetings to be held at the offices of Fund Asset Management, L.P. (“FAM”) and Merrill Lynch Investment Managers, L.P. (“MLIM”), respectively, 800 Scudders Mill Road, Plainsboro, New Jersey on October 24, 2001, at the time specified for each Fund in Appendix I to this Joint Proxy Statement and Prospectus. The mailing address for each Fund is P.O. Box 9011, Princeton, New Jersey 08543-9011. The approximate mailing date of this Joint Proxy Statement and Prospectus is September 13, 2001.

Any person giving a proxy may revoke it at any time prior to its exercise by executing a superseding proxy, by giving written notice of the revocation to the Secretary of MuniAssets or High Income Municipal, as applicable, at the address indicated above or by voting in person at the applicable Meeting. All properly executed proxies received prior to the Meetings will be voted at the Meetings in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, (a) for the stockholders of both Funds, all proxies will be voted “FOR” Item 1 to approve the Agreement and Plan of Reorganization between MuniAssets and High Income Municipal (the “Agreement and Plan”); and (b) for the stockholders of MuniAssets only, all proxies submitted by MuniAssets stockholders will be voted “FOR” Item 2 to elect two Class I Directors of MuniAssets to serve for a term of three years.

With respect to Item 1, assuming the required quorum is present at each Meeting, approval of the Agreement and Plan will require (i) the affirmative vote of a majority of the outstanding shares of High Income Municipal entitled to vote thereon and (ii) the affirmative vote of a majority of the votes cast by the holders of MuniAssets Common Stock with respect to such item, provided that the total number of votes cast on such item represents over 50% shares entitled to vote on such item. The Reorganization will not take place if either the MuniAssets stockholders or the High Income Municipal stockholders do not approve the Agreement and Plan.

With respect to Item 2, assuming the required quorum is present at the Meeting of MuniAssets stockholders, the election of two Class I Directors of MuniAssets will require the affirmative vote of a plurality of the votes cast by MuniAssets stockholders. A “plurality of the votes cast” means the candidates must receive more votes than any other candidates for the same positions, but not necessarily a majority of votes cast.

The Board of Directors of each Fund has fixed the close of business on August 27, 2001 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Meetings, or any adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. At the Record Date, each Fund had outstanding the number of shares of Common Stock indicated in Appendix I. To the knowledge of the management of each Fund, no person owned beneficially more than 5% of the outstanding shares of capital stock of the respective Fund as of the Record Date.

The Boards of Directors of the Funds know of no business other than that discussed in Item 1 and Item 2 below that will be presented for consideration at the Meetings. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

ITEM 1. THE REORGANIZATION

SUMMARY

The following is a summary of certain information contained elsewhere in this Joint Proxy Statement and Prospectus and is qualified in its entirety by reference to the more complete information contained in this Joint Proxy Statement and Prospectus and in the Agreement and Plan attached hereto as Appendix II.

The Reorganization

At separate meetings of the Board of Directors of High Income Municipal and MuniAssets held on June 7, 2001 and July 11, 2001, respectively, each Board unanimously approved the transaction whereby (i) MuniAssets would acquire substantially all of the assets and assume substantially all of the liabilities of High Income Municipal, (ii) MuniAssets would simultaneously issue to High Income Municipal shares of MuniAssets

Common Stock, (iii) the shares of MuniAssets Common Stock would be subsequently distributed to the holders of High Income Municipal Common Stock (plus cash in lieu of fractional shares) and (iv) High Income Municipal would be deregistered and dissolved, as described below.

What Will Be the Results of the Reorganization

If the Agreement and Plan is approved and the Reorganization is completed:
•	MuniAssets will acquire substantially all of the assets and assume substantially all of the liabilities of High Income Municipal;
•	Stockholders of High Income Municipal will become stockholders of MuniAssets; and
•	Stockholders of High Income Municipal Common Stock will receive full shares of MuniAssets Common Stock (plus cash in lieu of fractional shares) equal to the aggregate net asset value of the shares of High Income Municipal Common Stock currently owned by such stockholders.

Stockholders should consult their tax advisers regarding the effect of the Reorganization in light of their individual circumstances.

Reasons for the Reorganization

The Boards of Directors of MuniAssets and High Income Municipal have approved the Agreement and Plan. The Boards of Directors of MuniAssets and High Income Municipal recommend that you vote to approve the Agreement and Plan.

High Income Municipal

The Board of Directors of High Income Municipal has determined that High Income Municipal common stockholders are likely to benefit from the Reorganization and that the interests of existing stockholders will not be diluted as a result of the Reorganization. The Board of Directors believes that the Reorganization is in the best interests of High Income Municipal and its common stockholders.

In reaching its decision, the Board of Directors considered a number of factors including the following:
•	After the Reorganization, High Income Municipal common stockholders will be invested in a substantially larger non-diversified, closed-end fund with an investment objective and policies substantially similar to High Income Municipal’s investment objective and policies;
•	After the Reorganization, High Income Municipal common stockholders are expected to experience lower expenses per share, economies of scale and greater flexibility in portfolio management;
•	After the Reorganization, High Income Municipal common stockholders will benefit from the fact that the Combined Fund will not pay the administrative fee currently paid by High Income Municipal;
•	After the Reorganization, High Income Municipal common stockholders will no longer be subject to the expenses associated with High Income Municipal’s required yearly prospectus updates;
•	After the Reorganization, High Income Municipal common stockholders will no longer be subject to the expenses of conducting quarterly tender offers;
•	After the Reorganization, High Income Municipal common stockholders will no longer be subject to an early withdrawal charge (“EWC”) upon the sale of shares held for less than three years; and
•	After the Reorganization, High Income Municipal common stockholders will be able to sell their shares on each day that the NYSE is open for trading at the market price; the market price may be lower or higher than the net asset value of the shares and transactions in shares may be subject to brokerage commissions and other charges.

MuniAssets

The Board of Directors of MuniAssets has determined that MuniAssets common stockholders are likely to benefit from the Reorganization and that the interests of existing stockholders will not be diluted as a result of the Reorganization. The Board believes that the Reorganization is in the best interest of MuniAssets and its common stockholders.

2

In reaching its decision the Board considered a number of factors including the following:
•	After the Reorganization, MuniAssets common stockholders will remain invested in a non-diversified, closed-end fund that has no changes to its current investment objective but has a larger asset base and is expected to have a lower expense ratio; and
•	After the Reorganization, MuniAssets common stockholders should experience economies of scale and greater flexibility in portfolio management.

See “Fee Table” below and “The Reorganization—Potential Benefits to Stockholders as a Result of the Reorganization.”

The Reorganization requires the approval of the stockholders of both Funds. The Reorganization will not take place if either the MuniAssets stockholders or the High Income Municipal stockholders do not approve the Agreement and Plan. If all of the requisite approvals are obtained, it is anticipated that the Reorganization will occur as soon as practicable after such approval, provided that the Funds have obtained prior to that time a favorable opinion of counsel concerning the tax consequences of the Reorganization as set forth in the Agreement and Plan. Under the Agreement and Plan, however, the Board of Directors of either Fund may cause the Reorganization to be postponed or abandoned in certain circumstances should such Board determine that it is in the best interest of the stockholders of that Fund to do so. The Agreement and Plan may be terminated, and the Reorganization abandoned, whether before or after approval by the stockholders of the Funds at any time prior to the Closing Date (as defined below), (i) by mutual consent of the Boards of Directors of the Funds, or (ii) by the Board of Directors of either Fund, if any condition to that Fund’s obligations has not been fulfilled or waived by such Fund’s Board of Directors.
Fee Table for Common Stockholders of MuniAssets, High Income Municipal and the Pro Forma Combined Fund as of May 31, 2001 (Unaudited)

The following fee table below illustrates the expenses incurred by each Fund individually and the estimated pro forma expenses to be incurred by the Combined Fund after the Reorganization. Future fees and expenses may be greater or less than those indicated.

	Actual			Pro Forma
	MuniAssets	High Income Municipal		Combined Fund*
Stockholder Transaction Expenses
Maximum Sales Load (as a percentage of the offering price) imposed on purchases of Common Stock	None (a)	None		None	(a)(b)
Dividend Reinvestment and Cash Purchase Plan Fees	None	None		None
Early Withdrawal Charge (as a percentage of original purchase price or net asset value at the time of repurchase)(c)	None	3.0% during the first year, decreasing 1.0% annually thereafter to 0.0% after the third year		None
Annual Expenses (as a percentage of average net assets attributable to Common Stock at May 31, 2001)
Investment Advisory Fees(d)	.55%	.95%		.55%
Other Expenses	.21%	.66	%(e)	.13%

Total Annual Expenses	.76%	1.61%		.68%

*	The expenses for the Combined Fund represent the estimated annualized expenses as of May 31, 2001 assuming MuniAssets had acquired substantially all of the assets and assumed substantially all of the liabilities of High Income Municipal as of that date.
(a)	Shares of Common Stock purchased in the secondary market may be subject to brokerage commissions or other charges.
(b)	No sales load will be charged on the issuance of shares in the Reorganization. Shares of Common Stock are not available for purchase directly from the Combined Fund but may be purchased through a broker-dealer subject to individually negotiated commission rates.
(c)	No Early Withdrawal Charge (“EWC”) will apply to shares of MuniAssets Common Stock issued to High Income Municipal in the Reorganization, nor will any EWC be due on shares of High Income Municipal Common Stock in connection with the Reorganization.
(d)	Based on average net assets of each Fund and the Combined Fund as of May 31, 2001.
(e)	Includes the administrative fee at the rate of 0.25% of average daily net assets paid by High Income Municipal.

3

Example:

Cumulative Expenses Paid on Shares of Common Stock for the Periods Indicated:

	1 Year	3 Years	5 Years	10 Years
An investor would pay the following expenses on a $1,000 investment assuming (1) the operating expense ratio for each Fund set forth above and (2) a 5% annual return throughout the period:

MuniAssets	$ 8	$24	$42	$ 94
High Income Municipal*	$16	$51	$88	$191
Combined Fund**	$ 7	$22	$38	$ 85

*	Assumes that the investor is not tendering shares at the end of the period.
**	Assumes that the Reorganization had taken place on May 31, 2001.

The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a stockholder of each Fund will bear directly or indirectly as compared to the costs and expenses that would be borne by such investors taking into account the Reorganization. The example set forth above assumes that all dividends were reinvested and uses a 5% annual rate of return as mandated by SEC regulations and for shares of High Income Municipal Common Stock that such shares were purchased in the initial public offering of shares of High Income Municipal Common Stock. The example should not be considered a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the example. See “Comparison of the Funds” and “The Reorganization — Potential Benefits to Common Stockholders of the Funds as a Result of the Reorganization.”

MuniAssets	MuniAssets was incorporated under the laws of the State of Maryland on April 15, 1993 and commenced operations on June 25, 1993. As of July 31, 2001, MuniAssets had net assets of approximately $137.6 million.

High Income Municipal	High Income Municipal was incorporated under the laws of the State of Maryland on August 16, 1990 and commenced operations on November 2, 1990. As of July 31, 2001, High Income Municipal had net assets of approximately $133.2 million.

Comparison of the Funds	MuniYield	Municipal Strategy
Fund Structure	Closed-end fund with its Common Stock listed on the NYSE	Continuously offered closed-end fund

Liquidity	Common Stock trades at market price (which may be higher or lower than net asset value) on the NYSE on each day the NYSE is open for trading	Fund makes quarterly tender offers to purchase its Common Stock from stockholders at net asset value per share (less any applicable EWC)

Purchases and Sales of Common Stock	Investors purchase and sell Common Stock through a registered broker-dealer on the NYSE, and transactions in shares may be subject to brokerage commissions or other charges	Investors purchase Common Stock from FAM Distributors, Inc. or from other selected securities dealers or financial intermediaries, and may sell their shares by tendering Common Stock to the Fund on a quarterly basis
Investment Objectives and Policies. Each Fund is a non-diversified, closed-end management investment company. The Funds have substantially similar

4

investment objectives and policies. Each Fund seeks to provide stockholders with high current income exempt from Federal income taxes.

Each Fund seeks to achieve its investment objective by investing primarily in a portfolio of medium to lower grade or unrated municipal obligations, issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities paying interest which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes (“Municipal Bonds”). Under normal circumstances, at least 80% of each Fund’s total assets will be invested in Municipal Bonds. MuniAssets and High Income Municipal each invests at least 65% and 75%, respectively, of its total assets in Municipal Bonds that are rated in any one of the medium and lower rating categories by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s (“S&P”) or Fitch, Inc. (“Fitch”) or in unrated Municipal Bonds that the Funds’ investment adviser believes are of comparable quality. The average maturity of each Fund’s portfolio securities, and therefore each Fund’s portfolio as a whole, will vary based upon an assessment by the Funds’ investment adviser of economic and market conditions. As of May 31, 2001, the weighted average maturity of the portfolio of MuniAssets and High Income Municipal was 22.36 years and 17.71 years, respectively. See “Comparison of the Funds — Investment Objective and Policies” in this Joint Proxy Statement and Prospectus.

Capital Stock. Each Fund has outstanding Common Stock. As of August 31, 2001, (i) the net asset value per share of MuniAssets Common Stock was $13.26 and the market price per share was $13.32; and (ii) the net asset value per share of High Income Municipal Common Stock was $9.52. See “Comparison of the Funds — Capital Stock” in this Joint Proxy Statement and Prospectus.

Liquidity. MuniAssets Common Stock trades in the secondary market on the NYSE and may be bought or sold at market price on each day the NYSE is open for trading. On any given day, the market price for MuniAssets Common Stock on the NYSE may be at a premium above or discount from the net asset value of the MuniAssets Common Stock.

High Income Municipal engages in a continuous offering of High Income Municipal Common Stock. High Income Municipal is not listed on any exchange and no secondary market presently exists for High Income Municipal Common Stock nor is it currently expected that a secondary market will develop. In order to provide liquidity for stockholders of High Income Municipal, the Fund makes tender offers on a quarterly basis to purchase its Common Stock from stockholders at net asset value per share (less any applicable EWC). If High Income

5

Municipal stockholders approve the Reorganization, it is not expected that High Income Municipal will make any additional tender offers for its shares.

Portfolio Management. The investment adviser for MuniAssets is FAM and the investment adviser for High Income Municipal is MLIM. FAM and MLIM are affiliates. The investment adviser for the Combined Fund will be FAM. Theodore R. Jaeckel, Jr. currently serves as the portfolio manager for each Fund and will continue to serve as the portfolio manager for the Combined Fund after the Reorganization.

Advisory and Administrative Fees. FAM and MLIM are responsible for the management of the investment portfolio of MuniAssets and High Income Municipal, respectively, and for providing administrative services to each respective Fund.

MuniAssets pays FAM a monthly advisory fee at the annual rate of 0.55% of MuniAssets’ average weekly net assets. High Income Municipal pays MLIM a monthly advisory fee at the annual rate of 0.95% of High Income Municipal’s average daily net assets. High Income Municipal also pays MLIM a monthly administrative fee at the annual rate of 0.25% of High Income Municipal’s average daily net assets. MuniAssets does not pay FAM a separate administrative fee. After the Reorganization, the Combined Fund will pay FAM a monthly advisory fee at the annual rate of 0.55% of its average weekly net assets. The Combined Fund will not pay a separate administrative fee to FAM. See “Comparison of the Funds — Management of the Funds.”

Overall Expense Ratio. The table below sets forth the total annualized operating expense ratio for MuniAssets and High Income Municipal and the Combined Fund based on their respective average net assets as of May 31, 2001.

	Average Net Assets as of May 31, 2001	Total Annualized Operating Expense Ratio
MuniAssets	$134,643,032	0.76%

High Income Municipal	$130,237,579	1.61%
Combined Fund	$264,880,611	0.68%

After the Reorganization, on a pro forma basis, the total annualized operating expenses of the Combined Fund as a percentage of net assets is expected to be: (a) 0.93% lower than High Income Municipal’s total annualized operating expense ratio, and (b) 0.08% lower than MuniAssets’ total annualized operating expense ratio.

Purchases and Sales of Common Stock. Investors typically purchase and sell shares of MuniAssets Common Stock through a registered broker-dealer on each day that the NYSE is open for trading at the market price on that day, and may incur a brokerage commission set by the broker-dealer. Investors typically can purchase

6

shares of High Income Municipal Common Stock from FAM Distributors, Inc. (“FAMD”), or from other selected securities dealers or other financial intermediaries. High Income Municipal Common Stock is not listed on any exchange. No secondary market presently exists for High Income Municipal Common Stock and it is not expected that a secondary market will develop. In order to provide liquidity for stockholders of High Income Municipal, High Income Municipal makes tender offers on a quarterly basis to purchase its Common Stock from stockholders at net asset value per share (less any applicable EWC). If High Income Municipal stockholders approve the Reorganization, it is not expected that High Income Municipal will make any additional tender offers for its shares.

Ratings of Municipal Bonds. MuniAssets and High Income Municipal each invests at least 65% and 75%, respectively, of its total assets in Municipal Bonds that are rated in any one of the medium and lower rating categories by Moody’s, S&P or Fitch or in unrated bonds that FAM or MLIM believes are of comparable quality. MuniAssets and High Income Municipal each has the authority to invest as much as 35% and 25%, respectively, of its assets in Municipal Bonds in the higher rating categories (ratings of A or higher by Moody’s, S&P or Fitch or comparable unrated securities). In addition, each Fund reserves the right to invest temporarily more than 20% of its assets in short-term municipal securities, or short-term taxable money market securities (including commercial paper, certificates of deposit and repurchase agreements) for defensive purposes when, in the opinion of FAM or MLIM, prevailing market or financial conditions warrant.

Portfolio Transactions. The portfolio transactions in which the Funds may engage are substantially similar, as are the procedures for such transactions. See “Comparison of the Funds — Portfolio Transactions.”

Dividends and Distributions. The methods of dividend payment and distributions are substantially similar with respect to the Common Stock of each Fund. See “Comparison of the Funds — Dividends and Distributions.”

Net Asset Value. The net asset value per share of MuniAssets Common Stock is determined as of the close of business on the NYSE (generally, 4:00 p.m., Eastern time) on the last business day of each week. The net asset value per share of High Income Municipal Common Stock is determined as of the close of business on the NYSE on each day the NYSE is open for trading.

For purposes of determining the net asset value of a share of Common Stock of each Fund, the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) is divided by the total number of shares of

7

Common Stock of the Fund. Expenses, including fees payable to FAM and MLIM, are accrued daily. See “Comparison of the Funds — Net Asset Value.”

Voting Rights. The corresponding voting rights of the holders of shares of each Fund’s Common Stock are substantially similar. See “Comparison of the Funds — Capital Stock.”

Stockholder Services. An automatic dividend reinvestment plan is available to holders of shares of the Common Stock of each Fund. The plans are different for each Fund. Under the respective plans, High Income Municipal issues new shares at net asset value. MuniAssets, however, purchases shares on the open market if its shares are trading at a discount to net asset value but issues new shares at net asset value if its shares are trading at a premium to net asset value. See “Comparison of the Funds — Automatic Dividend Reinvestment Plan.” Other stockholder services, including the provision of annual and semi-annual reports, are the same for each Fund.

Outstanding Securities of MuniAssets and High Income Municipal as of May 31, 2001

Title of Class	Amount Authorized	Amount Held By Fund for Its Own Account	Amount Outstanding Exclusive of Amount Shown in Previous Column
MuniAssets Common Stock	200,000,000	0	10,454,359

High Income Municipal Common Stock	200,000,000	0	13,883,973

Tax Considerations	The consummation of the Reorganization is subject to the receipt of an opinion of counsel to the effect that, among other things, neither Fund will recognize gain or loss on the transaction and the stockholders of High Income Municipal will not recognize gain or loss on the exchange of their shares of High Income Municipal Common Stock for MuniAssets Common Stock (except to the extent that a holder of High Income Municipal Common Stock receives cash representing an interest in less than a full share of MuniAssets Common Stock in the Reorganization). The Reorganization will not affect the status of MuniAssets as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). See “Agreement and Plan of Reorganization — Tax Consequences of the Reorganization.”

8

RISK FACTORS AND SPECIAL CONSIDERATIONS

The investment objective, policies and restrictions of MuniAssets and High Income Municipal are substantially similar. Each Fund invests primarily in long term municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income tax (“Municipal Bonds”). Therefore, many of the investment risks associated with an investment in MuniAssets are substantially similar to the investment risks associated with an investment in High Income Municipal. These investment risks will also apply to an investment in the Combined Fund after the Reorganization. The principal difference in risk between MuniAssets and High Income Municipal results from the fact that MuniAssets Common Stock trades at market value and shares may often trade at a discount to net asset value on the NYSE. Conversely, High Income Municipal Common Stock is not listed on any exchange and no secondary market presently exists for its common stock, nor is a secondary market currently expected to develop. Investors may, however, tender their shares to High Income Municipal for repurchase at net asset value on a quarterly basis. It is expected that the Reorganization itself will not adversely affect the rights of holders of shares of Common Stock of either Fund or create additional risks.

Except where noted, each Fund is subject to the following risks:

Trading at a Discount

Closed-end funds that are listed on an exchange, such as MuniAssets, are subject to the risk that the market price at which the common stock trades may be lower than the net asset value, commonly referred to as “trading at a discount.” Shares may also trade at a price that is higher than the Fund’s net asset value (a “premium”).

     High Income Municipal Common Stock is not listed on any exchange and no secondary market presently exists for its common stock, nor is a secondary market expected to develop. As long as there is no secondary market for High Income Municipal Common Stock, the Fund is not subject to the risk that its shares will trade at a discount to net asset value. To provide liquidity to stockholders, the Fund’s Board of Directors considers making tender offers once each quarter to repurchase the Fund’s shares at net asset value. However, shares of High Income Municipal Common Stock are less liquid than shares of funds traded on a stock exchange, and stockholders who tender shares of High Income Municipal Common Stock held for less than three years at the date of tender may pay an EWC. The Board of Directors of High Income Municipal is not obligated to authorize any tender offer, and there may be quarters in which no tender offer is made. If the Board does not authorize a tender offer, stockholders may be unable to sell their shares. Since the inception of High Income Municipal, however, the Board has authorized a tender offer each quarter. The most recent tender offer for shares of High Income Municipal Common Stock concluded on August 20, 2001. If the Reorganization is consummated, that will have been the final tender offer.

    Each Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes.

Interest Rate and Credit Risk

Each Fund invests primarily in long term Municipal Bonds that are subject to interest rate and credit risk. Interest rate risk is the risk that prices of Municipal Bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Because each Fund invests primarily in lower rated municipal bonds, each Fund is more subject to credit risk than a fund that invests primarily in investment grade municipal bonds.

Non-Diversification

Each Fund is registered as a “non-diversified” investment company. This means that each Fund may invest a greater percentage of its assets in the obligations of a single issuer than a diversified investment company. Since a Fund may invest a relatively high percentage of its assets in a limited number of issuers, the Fund may be more exposed to any single economic, political or regulatory occurrence than a more widely-diversified fund. Even as a non-diversified fund, each Fund must still meet the diversification requirements of applicable Federal income tax law.

9

High Yield or “Junk Bonds”

The Funds invest primarily in Municipal Bonds that are rated in any one of the medium and lower rating categories by S&P, Moody’s or Fitch, or are considered by MLIM or FAM, as applicable, to be of comparable quality. These high yield or “junk bonds” entail a higher level of credit risk (loss of income and/or principal) than investments in higher rated securities. Securities rated in the lower rating categories are considered to be predominantly speculative with respect to capacity to pay interest and repay principal. Issuers of high yield securities may be highly leveraged and may not have available to them more traditional methods of financing. New issuers also may be inexperienced in managing their debt burden. The issuer’s ability to service its debt obligations may be adversely affected by business developments unique to the issuer, the issuer’s inability to meet specific projected business forecasts or the inability of the issuer to obtain additional financing. High yield securities may be unsecured and may be subordinated to other creditors of the issuer.

Private Activity Bonds

Each Fund may invest all or a portion of its assets in certain tax-exempt securities classified as “private activity bonds.” These bonds may subject certain investors in a Fund to a Federal alternative minimum tax.

Indexed and Inverse Floating Obligations

Each Fund may invest in municipal bonds yielding returns based on a particular index of value or interest rates. Each Fund also may invest in “inverse floating obligations” or “residual interest bonds.” These securities generally pay interest at floating interest rates that decline as short-term market rates increase and increase as short-term market rates decline. FAM and MLIM believe that investing in indexed and inverse floating obligations allows a Fund to vary the degree of investment leverage relatively efficiently under different market conditions.

Options and Futures Transactions

Each Fund may engage in certain options and futures transactions to reduce its exposure to interest rate movements. If a Fund incorrectly forecasts market values, interest rates or other factors, that Fund’s performance could suffer. Each Fund also may suffer a loss if the other party to the transaction fails to meet its obligations. The Funds are not required to use hedging and each may choose not to do so. The Funds cannot guarantee that any hedging strategies that they use will work.

Antitakeover Provisions

The Articles of Incorporation of each Fund (in each case, a “Charter”) and Maryland law contain certain provisions that could limit the ability of other entities or persons to acquire control of that Fund or to change the composition of its Board of Directors. Such provisions could limit the ability of stockholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of a Fund.

10

COMPARISON OF THE FUNDS

Financial Highlights

MuniAssets. The financial information in the table below has been audited in conjunction with the annual audit of the financial statements of MuniAssets by Deloitte & Touche LLP, independent auditors. The following per share data and ratios have been derived from information provided in the financial statements of MuniAssets.

	For the Year Ended May 31,							For the Period June 25, 1993† to May 31,
	2001	2000	1999	1998	1997	1996	1995	1994
Increase (Decrease) in Net Asset Value: Per Share Operating Performance: Net asset value, beginning of period	$12.76	$14.46	$14.77	$14.16	$ 13.74	$13.73	$13.40	$14.18

Investment income — net	.83	.80	.83	.84	.84	.88	.87	.81
Realized and unrealized gain (loss) on investments — net	.19	(1.69)	(.32)	.62	.42	.03	.33	(.66)

Total from investment operations	1.02	(.89)	.51	1.46	1.26	.91	1.20	.15

Less dividends and distributions: Investment income — net	(.82)	(.81)	(.82)	(.85)	(.84)	(.89)	(.85)	(.74)
Realized gain on investments — net	—	—	—	—	—	—	—	(.15)

Total dividends and distributions	(.82)	(.81)	(.82)	(.85)	(.84)	(.89)	(.85)	(.89)

Capital charge resulting from Issuance of Common Stock	—	—	—	—	—	(.01)	(.02)	(.04)

Net asset value, end of period	$12.96	$12.76	$14.46	$14.77	$14.16	$13.74	$13.73	$13.40

Market price per share, end of period	$13.00	$11.1875	$13.00	$13.75	$12.625	$12.375	$11.875	$12.25

Total Investment Return:* Based on net asset value per share	8.58%	(5.45%)	3.74%	10.87%	10.11%	7.46%	9.93%	.83	%**

Based on market price per share	24.22%	(7.79%)	.19%	15.76%	9.01%	11.91%	4.00%	(12.87	)%**

Ratios to Average Net Assets: Expenses, net of reimbursement	.76%	.74%	.72%	.75%	.76%	.55%	.50%	.20	%††

Expenses	.76%	.74%	.72%	.75%	.76%	.77%	.85%	.85	%††

Investment income — net	6.44%	5.96%	5.66%	5.75%	6.06%	6.24%	6.54%	6.12	%††

Supplemental Data: Net assets, end of period (in thousands)	$135,448	$133,065	$150,883	$153,947	$147,630	$143,195	$143,169	$64,154

Portfolio turnover	17.11%	32.38%	40.57%	36.39%	45.15%	42.72%	55.51%	101.59%

*	Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
**	Aggregate total investment return.
†	Commencement of operations.
††	Annualized.

11

High Income Municipal. The financial information in the table below, except for the six-month period ended February 28, 2001, which is unaudited and has been provided by MLIM, has been audited in conjunction with the annual audit of the financial statements of High Income Municipal by Deloitte & Touche LLP, independent auditors. The following per share data and ratios have been derived from information provided in the financial statements of High Income Municipal.

For the Six Months Ended February 28,	For the Year Ended August 31,									For the Period November 2, 1990† to August 31,
2001	2000	1999	1998	1997	1996	1995	1994	1993	1992	1991
Increase (Decrease) in Net Asset Value: Per Share Operating Performance: Net asset value, beginning of period	$9.45		$10.24	$11.46	$11.34	$10.94	$10.97	$10.92	$11.44	$10.74	$10.29	$10.00

Investment income — net	.26		.55	.55	.61	.65	.66	.65	.65	.68	.71	.63
Realized and unrealized gain (loss) on investments — net	(.19)		(.79)	(.89)	.32	.44	(.03)	.23	(.45)	.75	.50	.29

Total from investment operations	.07		(.24)	(.34)	.93	1.09	.63	.88	.20	1.43	1.21	.92

Less dividends and distributions: Investment income — net	(.26)		(.55)	(.55)	(.61)	(.65)	(.66)	(.65)	(.65)	(.68)	(.71)	(.63)
Realized gain on investments — net	—		—	(.18)	(.20)	(.04)	—	(.15)	(.07)	(.05)	(.05)	—

In excess of realized gain on investments — net	—		—	(.15)	—	—	—	(.03)	—	—	—	—

Total dividends and distributions	(.26)		(.55)	(.88)	(.81)	(.69)	(.66)	(.83)	(.72)	(.73)	(.76)	(.63)

Net asset value, end of period	$9.26		$9.45	$10.24	$11.46	$11.34	$10.94	$10.97	$10.92	$11.44	$10.74	$10.29

Total Investment Return: * Based on net asset value per share	0.81	%**	(2.29)%	(3.16)%	8.43%	10.20%	5.81%	8.68%	1.75%	13.83%	12.29%	9.43	%**

Ratios to Average Net Assets: Expenses, net of reimburse- ment	1.57	%††	1.46%	1.46%	1.48%	1.44%	1.50%	1.52%	1.48%	1.37%	1.30%	.84	%††

Expenses	1.57	%††	1.46%	1.46%	1.48%	1.44%	1.50%	1.52%	1.48%	1.47%	1.55%	1.76	%††

Investment income — net	5.74	%††	5.68%	5.07%	5.37%	5.83%	5.90%	6.11%	5.81%	6.17%	6.85%	7.43	%††

Supplemental Data: Net assets, end of period (in thousands)	$131,124		$149,394	$201,574	$233,713	$211,620	$199,552	$198,575	$212,958	$216,922	$170,735	$114,628

Portfolio turnover	5.10%		13.42%	39.53%	36.45%	43.07%	28.54%	21.28%	28.51%	28.74%	31.74%	75.92%


*	Total investment returns exclude the effect of the early withdrawal charge, if any. High Income Municipal is a continuously offered closed-end fund, the shares of which are offered at net asset value. Therefore, no separate market exists.
**	Aggregate total investment return.
†	Commencement of operations.
††	Annualized.

12

Per Share Data for Common Stock* (Unaudited)

MuniAssets (Traded on NYSE)
Quarter Ended*	Market Price**		Net Asset Value		Premium (Discount) to Net Asset Value
	High	Low	High	Low	High	Low
	$	$	$	$	%	%
August 31, 1999	13.25	12.188	14.43	13.78	(6.57)	(11.81)
November 30, 1999	12.375	11.312	13.85	13.31	(9.47)	(16.14)
February 29, 2000	11.813	10.75	13.37	12.88	(9.27)	(17.27)
May 31, 2000	11.437	10.75	13.13	12.70	(11.68)	(16.86)
August 31, 2000	12.125	11.188	13.11	12.78	(7.30)	(13.41)
November 30, 2000	12.438	11.688	13.16	12.73	(4.98)	(9.26)
February 28, 2001	13.35	12.125	12.96	12.72	4.05	(4.98)
May 31, 2001	13.89	12.50	12.99	12.84	2.95	(3.55)
August 31, 2001	13.35	13.00	13.26	12.96	2.15	(0.99)

*	Calculations are based upon shares of Common Stock outstanding at the end of each quarter.
**	As reported in the consolidated transaction operating system.

High Income Municipal
Quarter Ended*	Net Asset Value
	High	Low
	$	$
November 30, 1999	10.24	9.88
February 29, 2000	9.90	9.57
May 31, 2000	9.61	9.27
August 31, 2000	9.46	9.31
November 30, 2000	9.46	9.22
February 28, 2001	9.29	9.21
May 31, 2001	9.35	9.26
August 31, 2001	9.53	9.34

*	Calculations are based upon shares of Common Stock outstanding at the end of each quarter.

During the last two years, share prices for MuniAssets Common Stock have fluctuated between a maximum premium of approximately 4.05% and a maximum discount of approximately 17.27%. Although there is no reason to believe that this pattern should be affected by the Reorganization, it is not possible to predict whether shares of the Combined Fund will trade at a premium or discount to net asset value following the Reorganization, or what the magnitude of any such premium or discount might be.

Investment Objective and Policies

The structure, organization and investment policies of the Funds are substantially similar. Each Fund is a non-diversified, closed-end management investment company registered under the Investment Company Act.[1] The investment objectives of the Funds are substantially similar. Each Fund seeks to provide stockholders with high current income exempt from Federal income taxes. Each Fund seeks to achieve its investment objective by investing primarily in a portfolio of medium to lower grade or unrated Municipal Bonds. Under normal circumstances, at least 80% of each Fund’s total assets will be invested in Municipal Bonds. MuniAssets and High Income Municipal each invests at least 65% and 75%, respectively, of its total assets in Municipal Bonds that are rated in any one of the medium and lower rating categories of Moody’s, S&P or Fitch, or in unrated Municipal Bonds that FAM or MLIM, as applicable, believes are of comparable quality. These ratings are currently Baa (Moody’s) or BBB (S&P or Fitch) or lower. MuniAssets and High Income Municipal each has the authority to invest as much as 35% and 25%, respectively, of its assets in Municipal Bonds in the higher rating

1

High Income Municipal commenced operations on November 2, 1990 upon the closing of its initial public offering of shares of Common Stock. As of August 27, 2001, High Income Municipal had 13,554,767 shares of Common Stock outstanding. MuniAssets commenced operations on June 25, 1993 upon the closing of its initial public offering of shares of Common Stock. As of August 27, 2001, MuniAssets had 10,461,767 shares of Common Stock outstanding.

13

categories of nationally recognized statistical rating organizations (ratings of A or higher by Moody’s, S&P or Fitch or comparable unrated securities). In addition, each Fund reserves the right to temporarily invest more than 20% of its assets in short-term municipal securities, or short-term taxable money market securities (including commercial paper, certificates of deposit and repurchase agreements) for defensive purposes when, in the opinion of FAM or MLIM, prevailing market or financial conditions warrant. Neither Fund presently contemplates that it will invest more than 25% of its total assets (taken at market value) in Municipal Bonds whose issuers are located in the same state.

Ordinarily, neither Fund intends to realize significant interest income that is subject to Federal income taxes. However, each Fund may invest all or a portion of its assets in certain tax-exempt securities classified as “private activity bonds” (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to a Federal alternative minimum tax.

Each Fund also may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund nevertheless believes such securities pay interest or distributions that are exempt from Federal income taxation (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by the Investment Company Act. Other Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing interest in one or more long-term Municipal Bonds. Certain Non-Municipal Tax-Exempt Securities may be characterized as derivative instruments. Non-Municipal Tax-Exempt Securities that pay interest exempt from Federal income taxes will be considered “Municipal Bonds” for purposes of the Funds’ investment objective and policies.

Investments in lower rated Municipal Bonds generally provide a higher yield and are less affected by interest rate fluctuations than higher rated tax-exempt securities of similar maturity but are subject to greater overall market risk and are also subject to a greater degree of risk with respect to the ability of the issuer to meet its principal and interest obligations. See “Appendix III - Ratings of Municipal Bonds and Commercial Paper.”

Each Fund seeks to reduce risk through investing in multiple issuers, credit analysis and monitoring of current developments regarding the obligor and trends in both the economy and financial markets. FAM and MLIM each will use various means to research the stability and/or potential for improvement of various municipal issuers in connection with the proposed purchase of their securities by the Funds. Evaluation of each Municipal Bond may include the analysis of financial performance, debt structure, economic factors and the administrative structure of the issuer. Additionally, the priority of liens and the overall structure of the particular issue may be factors that will determine suitability for purchase. Further investigation may be performed and may include, among other things, discussions with project management, corporate officers and industry experts as well as site inspections, area analysis, and project and financial projection analysis. All purchases and sales also may be subject to the review of market data, economic projections and the performance of the financial markets. Certain economic indicators also may be monitored. Additionally, FAM and MLIM each will vary the average maturity of the applicable Fund’s portfolio securities based upon their assessment of economic and market conditions.

Each Fund is classified as non-diversified within the meaning of the Investment Company Act, which means that it is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. However, each Fund’s investments will be limited so as to qualify the Fund as a “regulated investment company” for purposes of Federal tax laws. See “Taxes.” Requirements for qualification include limiting its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund’s total assets will be invested in the securities (other than U.S. Government securities) of a single issuer and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities (other than U.S. Government securities) of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. A fund that elects to be classified as “diversified” under the Investment Company Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets. To the extent that a Fund assumes large positions in the securities of a small number of issuers, the Fund’s net asset value may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market’s assessment of the issuers.

14

Description of Municipal Bonds

Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including construction and equipping of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public or private institutions for the construction of facilities. In addition, certain types of private activity bonds (“PABs”) are issued by or on behalf of public authorities to finance various privately-operated facilities, including airports, public parks, mass commuting facilities and multifamily housing projects, as well as facilities for water supply, gas, electricity, sewage or solid waste disposal and pollution control facilities. For purposes of this Proxy Statement and Prospectus, such obligations are Municipal Bonds if the interest paid thereon is exempt from Federal income tax, even though such bonds may be industrial development bonds or PABs as discussed below.

The two principal classifications of Municipal Bonds are “general obligation” bonds and “revenue” or “special obligation” bonds, which latter category includes PABs and, for bonds issued on or before August 15, 1986, industrial development bonds or “IDBs.” General obligation bonds are typically secured by the issuer’s pledge of faith, credit, and taxing power for the repayment of principal and the payment of interest. The taxing power of any governmental entity may be limited, however, by provisions of state constitutions or laws, and an entity’s credit will depend on many factors, including potential erosion of the tax base due to population declines, natural disasters, declines in the state’s industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes, and the extent to which the entity relies on Federal or state aid, access to capital markets or other factors beyond the state’s or entity’s control. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. PABs are in most cases revenue bonds and generally are not secured by a pledge of the credit or taxing power of the issuer of such bonds. The repayment of the principal and the payment of interest on such bonds depend solely on the ability of the user of the facility financed by the bonds to meet its financial obligations, and the pledge, if any, of real and personal property so financed as security for such payment. Municipal Bonds also may include “moral obligation” bonds, which normally are issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

Each Fund may purchase Municipal Bonds classified as PABs. Interest received on certain PABs is treated as an item of “tax preference” for purposes of the Federal alternative minimum tax and may impact the overall tax liability of investors in the Fund. There is no limitation on the percentage of the Fund’s assets that may be invested in Municipal Bonds the interest on which is treated as an item of “tax preference” for purposes of the Federal alternative minimum tax. See “Tax Rules Applicable to the Funds and their Stockholders.”

Also included within the general category of Municipal Bonds are certificates of participation (“COPs”) executed and delivered for the benefit of government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. The COPs represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called “lease obligations”) relating to such equipment, land or facilities. Although lease obligations do not constitute general obligations of the issuer for which the issuer’s unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult.

Federal tax legislation has limited the types and volume of bonds qualifying for the Federal income tax exemption of interest. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Funds.

Other Investment Policies

Each Fund has adopted certain other policies as set forth below:

Taxable Commercial Paper. Taxable commercial paper must be rated A-1+ through A-3 by S&P, Prime-1 through Prime-3 by Moody’s, F-1+ through F-3 by Fitch or have credit characteristics equivalent to such ratings

15

in the opinion of FAM and MLIM. The short-term tax-exempt obligations also will be in the highest rating categories as determined either by Moody’s (currently, MIG-1 through MIG-3 for notes and Prime-1 through Prime-3 for commercial paper), S&P (currently, SP-1+ through SP-2 for notes and A-1+ through A-3 for commercial paper), or Fitch (currently, F-1 and F-2 for notes and F-1 for commercial paper), except that MuniAssets may invest in lower rated or unrated short-term tax exempt obligations to the extent that such investments do not exceed 20% of its assets. Certificates of deposit must be issued by depository institutions with total assets of at least $1 billion, except that the Funds may invest in certificates of deposit of smaller institutions if such certificates of deposit are Federally insured. See “Appendix III — Ratings of Municipal Bonds and Commercial Paper.”

When-Issued Securities and Delayed Delivery Transactions. Each Fund may purchase or sell Municipal Bonds on a delayed delivery basis or when-issued basis at fixed purchase or sale terms. These transactions arise when securities are purchased or sold by a Fund with payment and delivery taking place in the future. The purchase will be recorded on the date the Fund enters into the commitment and the value of the obligation will thereafter be reflected in the calculation of the Fund’s net asset value. The value of the obligation on the delivery date may be more or less than its purchase price. A separate account of a Fund will be established with its custodian consisting of cash, cash equivalents or liquid securities having a market value at all times at least equal to the amount of the commitment.

Call Rights. Each Fund may purchase a Municipal Bond issuer’s right to call all or a portion of such Municipal Bond for mandatory tender for purchase (a “Call Right”). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related Municipal Bonds, subject to certain conditions. A Call Right that is not exercised prior to the maturity of the related Municipal Bond will expire without value. The economic effect of holding both the Call Right and the related Municipal Bond is identical to holding a Municipal Bond as a non-callable security.

Indexed and Inverse Floating Obligations. Each Fund may invest in Municipal Bonds (and Non-Municipal Tax-Exempt Securities) yielding a return based on a particular index of value or interest rates. For example, the Funds may invest in Municipal Bonds that pay interest based on an index of Municipal Bond interest rates. The principal amount payable upon maturity of certain Municipal Bonds also may be based on the value of an index. The Funds’ return on these types of Municipal Bonds (and Non-Municipal Tax-Exempt Securities) will be subject to risk with respect to the value of the particular index, including reduced or eliminated interest payments and losses of invested principal. The Funds also may invest in so-called “inverse floating obligations” or “residual interest bonds” on which the interest rates typically vary inversely with a short-term floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). Each Fund may purchase synthetically created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, interest rates on inverse floating rate bonds will decrease when short-term interest rates increase, and will increase when short-term interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes in market interest rates at a rate that is a multiple (typically two) of the rate at which fixed-rate, long-term tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate tax-exempt securities. To seek to limit the volatility of these securities, each Fund may purchase inverse floating obligations that have shorter term maturities or that contain limitations on the extent to which the interest rate may vary. FAM and MLIM believe that indexed and inverse floating obligations represent a flexible portfolio management instrument for the Funds that allows FAM and MLIM to vary the degree of investment leverage relatively efficiently under different market conditions.

Repurchase Agreements. Each Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities or an affiliate thereof. Under a repurchase agreement, the seller agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. Each Fund may not invest in repurchase agreements maturing in more than seven days if such investments, together with all other illiquid investments, would exceed 15% of the Fund’s net assets. In the event of default by the seller under a repurchase agreement, the Fund may suffer time delays and incur costs or possible losses in connection with the disposal of the underlying securities. In general, for Federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities “sold.” Therefore, amounts earned under such agreements will not be considered tax-exempt interest.

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MuniAssets and High Income Municipal have different policies relating to borrowings. Under MuniAssets’ borrowing policy, which will apply to the Combined Fund, MuniAssets may not borrow money in amounts in excess of 5% of its total assets taken at market value. High Income Municipal’s policy relating to borrowing is set forth below.

Borrowings. High Income Municipal is authorized to borrow money in amounts of up to 33 1/3% of the value of its total assets at the time of such borrowings to finance the purchase of its own shares pursuant to tender offers, if any, or for temporary, extraordinary or emergency purposes. Borrowings by the Fund (commonly known as “leveraging”) create an opportunity for greater total return since the Fund will not be required to sell portfolio securities to purchase tendered shares but, at the same time, increase exposure to capital risk. In addition, borrowed funds are subject to interest costs that may offset or exceed the return earned on the borrowed funds.

Information Regarding Options and Futures Transactions

Each Fund may hedge all or a portion of its portfolio investments against fluctuations in interest rates through the use of options and certain financial futures contracts and options thereon. While each Fund’s use of hedging strategies is intended to reduce the volatility of the net asset value of Fund shares, the net asset value of Fund shares will fluctuate. There can be no assurance that a Fund’s hedging transactions will be effective. Furthermore, the Funds engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in interest rates occur. The Funds have no obligation to enter into hedging transactions and each may choose not to do so.

Gains from transactions in options and futures contracts distributed to stockholders are taxable as ordinary income or, in certain circumstances, as long-term capital gains to stockholders. See “Taxes — Tax Treatment of Options and Futures Transactions.”

The following is a description of the options and futures transactions in which the Funds may engage, limitations on the use of such transactions and risks associated therewith. The investment policies with respect to the hedging transactions of each Fund are not fundamental policies and may be modified by that Fund’s Board of Directors without the approval of the Fund’s stockholders.

Writing Covered Call Options. Each Fund may write (i.e., sell) covered call options with respect to Municipal Bonds it owns, thereby giving the holder of the option the right to buy the underlying security covered by the option from the Fund at the stated exercise price until the option expires. Each Fund only writes covered options, which means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option. Neither Fund may write covered call options on underlying securities in an amount exceeding 15% of the market value of its total assets.

Each Fund receives a premium from writing a call option that increases the Fund’s return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, a Fund limits its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund’s obligation as a writer continues. Covered call options serve as a partial hedge against a decline in the price of the underlying security. Each Fund may engage in closing transactions in order to terminate outstanding options that it has written.

     Purchase of Options. Each Fund may purchase put options in connection with its hedging activities. By buying a put a Fund has a right to sell the underlying security at the exercise price, thus limiting the Fund’s risk of loss through a decline in the market value of the security until the put expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction; profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out a Fund’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, a Fund may purchase call options on securities held in its portfolio on which it has written call options or on securities that it intends to purchase. Neither Fund will purchase options on securities if, as a result of such purchase, the aggregate cost of all outstanding options on securities held by that Fund would exceed 5% of the market value of the Fund’s total assets.

Financial Futures Contracts and Options. Each Fund may purchase and sell certain financial futures contracts and options thereon solely for the purpose of hedging its investments in Municipal Bonds against

17

declines in value and to hedge against increases in the cost of securities it intends to purchase. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract, or in the case of index-based futures contracts to make and accept a cash settlement, at a specific future time for a specified price. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts. A purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased, because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the futures contracts.

The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or U.S. Treasury bills equal to approximately 5% of the contract amount must be deposited with the broker. This amount is known as initial margin. Subsequent payments to and from the broker, called variation margin, are made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contract more or less valuable.

The Funds may purchase and sell financial futures contracts based on The Bond Buyer Municipal Bond Index, a price-weighted measure of the market value of 40 large recently issued tax-exempt bonds, and purchase and sell put and call options on such futures contracts for the purpose of hedging Municipal Bonds that the Funds hold or anticipate purchasing against adverse changes in interest rates. Each Fund also may purchase and sell financial futures contracts on U.S. Government securities and purchase and sell put and call options on such futures contracts for such hedging purposes. With respect to U.S. Government securities, currently there are financial futures contracts based on long-term U.S. Treasury bonds, Treasury notes, GNMA Certificates and three-month U.S. Treasury bills.

Subject to policies adopted by its Directors, each Fund also may engage in transactions in other financial futures contracts transactions and options thereon, such as financial futures contracts or options on other municipal bond indices that may become available if FAM or MLIM, as the case may be, and the Directors of the Fund should determine that there is normally a sufficient correlation between the prices of such futures contracts and the Municipal Bonds in which the Funds invest to make such hedging appropriate.

Over-the-Counter Options. Each Fund may engage in options and futures transactions on exchanges and in the over-the-counter markets. In general, exchange-traded contracts are third-party contracts (i.e., performance of the parties’ obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. Over-the-counter options (“OTC options”) transactions are two-party contracts with price and terms negotiated by the buyer and seller. See “Restrictions on OTC Options” below for information as to restrictions on the use of OTC options.

Restrictions on OTC Options. Each Fund will engage in OTC options only with member banks of the Federal Reserve System and primary dealers in U.S. Government securities or with affiliates of such banks or dealers that have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. OTC options and assets used to cover OTC options written by a Fund may be considered to be illiquid. The illiquidity of such options or assets may prevent a successful sale of such options or assets, result in a delay of sale, or reduce the amount of proceeds that might otherwise be realized.

     Risk Factors in Options and Futures Transactions. Utilization of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the security that is the subject of the hedge. If the price of the futures contract moves more or less than the price of the security that is the subject of the hedge, a Fund will experience a gain or loss that will not be completely offset by movements in the price of such security. There is a risk of imperfect correlation where the securities underlying futures contracts have different maturities, ratings, geographic compositions or other characteristics than the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index that serves as a basis for a financial futures contract. Finally, in the case of futures contracts on U.S. Government securities and options on such futures contracts, the anticipated correlation of price movements between the U.S. Government securities underlying the futures or options and Municipal Bonds may be adversely affected by economic, political, legislative or other developments which have a disparate impact on the respective markets for such securities.

Under regulations of the Commodity Futures Trading Commission (the “CFTC”), the futures trading activities described herein will not result in a Fund being deemed a “commodity pool,” as defined under such regulations, provided that each Fund adheres to certain restrictions. In particular, each Fund may purchase and

18

sell futures contracts and options thereon (i) for bona fide hedging purposes, without regard to the percentage of the Fund’s assets committed to margin and option premiums and (ii) for non-hedging purposes if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund’s existing futures position and premiums paid for outstanding options would exceed 5% of the market value of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and unrealized losses on any such transactions. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

When a Fund purchases a futures contract, or writes a put option or purchases a call option thereon, it will maintain an amount of cash, cash equivalents (e.g., commercial paper and daily tender adjustable notes) or short-term high-grade fixed-income securities in a segregated account with the Fund’s custodian, so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the futures contract, thereby ensuring that the use of such futures contract is unleveraged.

Although certain risks are involved in options and futures transactions, FAM and MLIM believe that, because the Funds will engage in options and futures transactions only for hedging purposes, the options and futures portfolio strategies of the Funds do not subject the Funds to certain risks frequently associated with speculation in options and futures transactions.

The volume of trading in the exchange markets with respect to Municipal Bond options may be limited, and it is impossible to predict the amount of trading interest that may exist in such options. In addition, there can be no assurance that viable exchange markets will continue.

Each Fund intends to enter into options and futures transactions, on an exchange or in the over-the-counter market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC options, FAM and MLIM believe the Funds can receive on each business day at least two independent bids or offers. There can be no assurance, however, that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures transaction. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to effectively hedge its portfolio. There is also the risk of loss by a Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom a Fund has an open position in an options or futures contract.

The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days.

If it is not possible to close a financial futures position entered into by a Fund, that Fund would continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so.

The successful use of these transactions also depends on the ability of FAM and MLIM to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent these rates remain stable during the period in which a futures contract is held by a Fund or move in a direction opposite to that anticipated, that Fund may realize a loss on the hedging transaction that is not fully or partially offset by an increase in the value of portfolio securities. As a result, a Fund’s total return for such period may be less than if it had not engaged in the hedging transaction. Furthermore, a Fund only engages in hedging transactions from time to time and may not necessarily be engaging in hedging transactions when movements in interest rates occur.

Investment Restrictions

The Funds’ investment restrictions differ in some respects, as discussed below. The fundamental investment restrictions of each Fund may not be changed without the approval of the holders of a majority of the outstanding shares of Common Stock of that Fund. (For this purpose and under the Investment Company Act, “majority” means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.) The following investment restrictions of MuniAssets will apply to the Combined Fund. Under its fundamental investment restrictions, MuniAssets may not:
1)	Make investments for the purpose of exercising control or management.
2)	Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment

19

companies and only if immediately thereafter not more than 10% of the Fund’s total assets would be invested in such securities.
3)	Purchase or sell real estate, real estate limited partnerships, commodities or commodity contracts; provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein and the Fund may purchase and sell financial futures contracts and options thereon.
4)	Issue senior securities or borrow amounts in excess of 5% of its total assets taken at market value.
5)	Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.
6)	Make loans to other persons, except that the Fund may purchase Municipal Bonds and other debt securities and enter into repurchase agreements in accordance with its investment objective, policies and limitations.
7)	Invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry. (For purposes of this restriction, states, municipalities and their political subdivisions are not considered to be part of any industry.)

For purposes of restriction (7), the exception for states, municipalities and their political subdivisions applies only to tax-exempt securities issued by such entities.

Additional investment restrictions adopted by MuniAssets, which may be changed by its Board of Directors without stockholder approval, provide that MuniAssets may not:
1)	Invest more than 25% of its total assets (taken at market value at the time of each investment) in the Municipal Bonds of any one state.
2)	Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in (4) above or except as may be necessary in connection with transactions in financial futures contracts and options thereon.
3)	Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin).
4)	Make short sales of securities or maintain a short position or invest in put, call, straddle or spread options except that the Fund may write, purchase and sell options and futures on municipal bonds, U.S. Government obligations and related indices or otherwise in connection with bona fide hedging activities and may purchase and sell call rights to require a mandatory tender for the purchase of related municipal bonds.

If a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

High Income Municipal’s fundamental investment restrictions are substantially the same as MuniAsset’s fundamental investment restrictions (1) through (7) above. However, High Income Municipal has two other fundamental investment restrictions, which are substantially similar to MuniAsset’s additional non-fundamental investment restrictions (3) and (4) above.

FAM, MLIM and Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) are owned and controlled by Merrill Lynch & Co., Inc. (“ML & Co.”). Because of the affiliation of Merrill Lynch with FAM and MLIM, the Funds are prohibited from engaging in certain transactions involving Merrill Lynch except pursuant to an exemptive order or otherwise in compliance with the provisions of the Investment Company Act and the rules and regulations thereunder. Included among such restricted transactions will be purchases from or sales to Merrill Lynch of securities in transactions in which it acts as principal. An exemptive order has been obtained which permits the Funds to effect principal transactions with Merrill Lynch in high quality, short-term, tax-exempt securities subject to conditions set forth in such order. See “Portfolio Transactions.”

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Portfolio Composition

There are differences in concentration among the types of securities held in the portfolio of each Fund. For MuniAssets, as of July 31, 2001, approximately 88.6%, 10.4%, 0.3% and 0.7% of its portfolio was invested in revenue bonds, general obligation bonds, common stock and cash equivalents, respectively; for High Income Municipal, approximately 89.4%, 9.8%, 0.5% and 0.3% of its portfolio was invested in revenue bonds, general obligation bonds, common stock, and cash equivalents, respectively.

Although the investment portfolios of the Funds must satisfy the same standards with respect to credit quality, the actual securities owned by each Fund are different. As a result there are certain differences in the composition of the two investment portfolios. The tables below set forth the percentages as of July 31, 2001 of the municipal bonds held by each Fund.

MuniAssets

As of July 31, 2001, approximately 97% and 3% of the market value of MuniAssets’ portfolio was invested in long-term Municipal Bonds and short-term Municipal Bonds, respectively. The following table sets forth certain information with respect to the composition of MuniAssets’ long-term municipal obligation investment portfolio as of July 31, 2001.
S&P	Moody’s	Number of Issues	Value (in thousands)	Percent
BBB	Baa	13	$ 23,964	18.1%
BB	Ba	15	$ 25,148	19.0%
B	B	3	$ 4,423	3.3%
NR	NR	44	$ 78,849	59.6%

Total:		75	$132,384	100.0%

*	Ratings: Using the higher of S&P’s or Moody’s rating on the Fund’s Municipal Bonds S&P’s rating categories may be modified further by a plus (+) or minus (-) in AA, A and BBB ratings. Moody’s rating categories may be modified further by a 1, 2 or 3 in Aa, A and Baa ratings. See Appendix III —“Ratings of Municipal Bonds and Commercial Paper.”

High Income Municipal

As of July 31, 2001, approximately 98% and 2% of the market value of High Income Municipal’s portfolio was invested in long-term Municipal Bonds and short-term Municipal Bonds, respectively. The following table sets forth certain information with respect to the composition of High Income Municipal’s long-term municipal obligation investment portfolio as of July 31, 2001.
S&P	Moody’s	Number of Issues	Value (in thousands)	Percent
AAA	Aaa	4	$ 8,178	6.3%
A	A	2	$ 3,729	2.9%
BBB	Baa	6	$ 17,811	13.8%
BB	Ba	14	$ 14,879	11.5%
B	B	6	$ 17,364	13.5%
NR	NR	37	$ 66,997	52.0%

Total:		69	$128,958	100.0%

*	Ratings: Using the higher of S&P’s or Moody’s rating on High Income Municipal’s Municipal Bonds. S&P’s rating categories may be modified further by a plus (+) or minus (-) in AA, A and BBB ratings. Moody’s rating categories may be modified further by a 1, 2 or 3 in AA, A and Baa ratings. See Appendix III —“Ratings of Municipal Bonds and Commercial Paper.”

Performance

 The table below sets forth for each Fund the yield and tax equivalent yield for the 31 days ended May 31, 2001 and the average annual total return for the one, five and ten years ended May 31, 2001.
			Average Annual Total Return
	Yield — 31 days ended May 31, 2001	Tax equivalent yield — 31 days ended May 31, 2001†	One Year ended May 31, 2001	Five Years ended May 31, 2001	Since Inception/ Ten Years ended May 31, 2001
High Income Municipal	6.42%	8.10%	6.51%	3.50%	6.03%
MuniAssets	6.62%	9.32%	8.58%	5.39%	5.67%*

†	Assumes a 27.5% federal income tax rate.
*	Since inception on June 25, 1993.

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Portfolio Transactions

The procedures for engaging in portfolio transactions are the same for each Fund. Subject to policies established by the Board of Directors of each Fund, FAM or MLIM is primarily responsible for the execution of the applicable Fund’s portfolio transactions. In executing such transactions, FAM and MLIM seek to obtain the best results for the applicable Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm’s risk in positioning a block of securities. While FAM and MLIM generally seek reasonably competitive commission rates, the Funds do not necessarily pay the lowest commission or spread available.

Neither Fund has any obligation to deal with any broker or dealer in the execution of transactions in portfolio securities. Subject to obtaining the best price and execution, securities firms that provide supplemental investment research to FAM and MLIM, including Merrill Lynch, may receive orders for transactions by a Fund. Information so received will be in addition to, and not in lieu of, the services required to be performed by FAM and MLIM under their respective investment advisory agreements with the Funds, and the expenses of FAM and MLIM will not necessarily be reduced as a result of the receipt of such supplemental information.

Each Fund invests in securities that are primarily traded in the over-the-counter markets, and each Fund normally deals directly with the dealers who make markets in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Under the Investment Company Act, except as permitted by exemptive order, persons affiliated with a Fund are prohibited from dealing with the Fund as principals in the purchase and sale of securities. Since transactions in the over-the-counter markets usually involve transactions with dealers acting as principals for their own account, the Funds do not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions, except that, pursuant to an exemptive order obtained by FAM and MLIM, a Fund may engage in principal transactions with Merrill Lynch in high quality, short-term, tax-exempt securities. An affiliated person of a Fund may serve as its broker in over-the-counter transactions conducted on an agency basis.

Each Fund also may purchase tax-exempt debt instruments in individually negotiated transactions with the issuers of such securities. Because an active trading market may not exist for such securities, the prices that a Fund may pay for these securities or receive on their resale may be lower than that for similar securities with a more liquid market.

The Board of Directors of each Fund has considered the possibility of recapturing for the benefit of the Funds brokerage commissions, dealer spreads and other expenses of possible portfolio transactions, such as underwriting commissions, by conducting portfolio transactions through affiliated entities, including Merrill Lynch. For example, brokerage commissions received by Merrill Lynch could be offset against the investment advisory fees paid by each Fund to FAM or MLIM. After considering all factors deemed relevant, the Directors of each Fund made a determination not to seek such recapture. The Directors will reconsider this matter from time to time.

Portfolio Turnover

Generally, neither Fund purchases securities for short-term trading profits. However, either Fund may dispose of securities without regard to the time that they have been held when such action, for defensive or other reasons, appears advisable to FAM or MLIM. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by a Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded. A high portfolio turnover rate results in greater transaction costs, which are borne directly by a Fund, and also has certain tax consequences for stockholders. The portfolio turnover rate for each Fund for the periods indicated is set forth below:

	Year Ended May 31, 2000	Year Ended May 31, 2001
MuniAssets	32.38%	17.11%

	Year Ended August 31, 2000	Six Months Ended February 28, 2001
High Income Municipal	13.42%	5.10%

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Net Asset Value

The net asset value per share of MuniAssets Common Stock is determined as of the close of business on the NYSE on the last business day of each week. The net asset value per share of High Income Municipal Common Stock is determined as of the close of business on the NYSE once daily on each day the NYSE is open for trading. The NYSE generally closes at 4:00 p.m. Eastern time. For purposes of determining the net asset value of a share of Common Stock of each Fund, the value of the securities held by each Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) is divided by the total number of shares of Common Stock outstanding at such time. Expenses, including fees payable to FAM and MLIM, are accrued daily.

The Municipal Bonds in which each Fund invests are traded primarily in the over-the-counter markets. In determining net asset value, each Fund uses the valuations of portfolio securities furnished by a pricing service approved by its Board of Directors. The pricing service typically values portfolio securities at the bid price or the yield equivalent when quotations are readily available. Municipal Bonds for which quotations are not readily available are valued at fair market value on a consistent basis as determined by the pricing service using a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of each Fund under the general supervision of the Board of Directors of that Fund. The Board of Directors of each Fund has determined in good faith that the use of a pricing service is a fair method of determining the valuation of portfolio securities. Positions in futures contracts are valued at closing prices for such contracts established by the exchange on which they are traded, or if market quotations are not readily available, are valued at fair value on a consistent basis using methods determined in good faith by the Board of Directors of each Fund.

MuniAssets determines and makes available for publication weekly the net asset value of its Common Stock. Currently, the net asset values of shares of publicly traded closed-end investment companies investing in debt securities are published in Barron’s, the Monday edition of The Wall Street Journal, and the Monday and Saturday editions of The New York Times. The net asset value of High Income Municipal may be obtained by calling the Fund’s transfer agent at 1-800-637-3863.

Capital Stock

Each Fund has outstanding Common Stock. The Common Stock of MuniAssets is traded on the NYSE. The shares of MuniAssets Common Stock commenced trading on the NYSE on July 20, 1993. As of August 31, 2001, the net asset value per share of MuniAssets Common Stock was $13.26 and the market price per share was $13.32. High Income Municipal engages in a continuous offering of High Income Municipal Common Stock. High Income Municipal Common Stock is not listed on any exchange. No secondary market presently exists for High Income Municipal Common Stock and a secondary market is not expected to develop. As of May 31, 2001, the net asset value per share of High Income Municipal Common Stock was $9.52.

Each Fund is authorized to issue 200,000,000 shares of capital stock, all of which initially were classified as Common Stock. The Board of Directors of each Fund is authorized to classify or reclassify any unissued shares of capital stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption.

Holders of each Fund’s Common Stock are entitled to share equally in dividends declared by the Fund’s Board of Directors payable to holders of the Common Stock and in the net assets of the Fund available for distribution to holders of the Common Stock. Holders of a Fund’s Common Stock do not have preemptive or conversion rights and shares of a Fund’s Common Stock are not redeemable. The outstanding shares of Common Stock of each Fund are fully paid and nonassessable.

Certain Provisions of the Charters

Each Fund’s Charter includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of a Fund or to change the composition of its Board of Directors and in the case of MuniAssets, could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. With respect to High Income Municipal, a director may be removed from office with cause by action taken by the

23

holders of at least 75% of the shares of capital stock entitled to be voted on the matter. With respect to MuniAssets, a director may be removed from office with or without cause by vote of the holders of 66% of the votes entitled to be voted on the matter.

In addition, the Charters of MuniAssets and High Income Municipal require the favorable vote of the holders of at least 66 2/3% and 75%, respectively, of all of the Fund’s shares of capital stock, then entitled to be voted on the matter, to approve, adopt or authorize the following:
•	a merger or consolidation or statutory share exchange of the Fund with any other corporation or entity,
•	a sale of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), or
•	a liquidation or dissolution of the Fund,

unless such action has been approved, adopted or authorized by the affirmative vote of at least two-thirds of the total number of Directors fixed in accordance with the by-laws, in which case the affirmative vote of a majority of all of the votes entitled to be cast by stockholders of such Fund is required.

In addition, conversion of MuniAssets to an open-end investment company would require an amendment to MuniAssets’ Charter. The amendment would have to be declared advisable by the Board of Directors prior to its submission to stockholders. Such an amendment would require the affirmative vote of the holders of at least 66 2/3% of MuniAssets’ outstanding shares of capital stock entitled to be voted on the matter (or a majority of such shares if the amendment was previously approved, adopted or authorized by the affirmative vote of at least two-thirds of the total number of Directors fixed in accordance with the by-laws). Such a vote also would satisfy a separate requirement in the Investment Company Act that the change be approved by the stockholders. Stockholders of an open-end investment company may require the company to redeem their shares of common stock at any time (except in certain circumstances as authorized by or under the Investment Company Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. All redemptions will be made in cash. If MuniAssets is converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemptions, and the MuniAssets Common Stock would no longer be listed on a stock exchange. Conversion to an open-end investment company would require changes in certain of the Fund’s investment policies and restrictions, such as those relating to the purchase of illiquid securities.

The Board of Directors of each Fund has determined that the voting requirements described above, which are greater than the minimum requirements under the Investment Company Act or, in certain circumstances, Maryland law, are in the best interests of stockholders generally. Reference should be made to the Charter of each Fund on file with the SEC for the full text of these provisions.

Management of the Funds

Directors and Officers. The Board of Directors of MuniAssets currently consists of six persons, five of whom are not “interested persons,” as defined in the Investment Company Act, of MuniAssets. The Board of Directors of High Income Municipal currently consists of eight persons, seven of whom are not “interested persons,” as defined in the Investment Company Act, of High Income Municipal. Terry K. Glenn serves as President and a Director of each Fund. The Directors of each Fund are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act and under applicable Maryland law. The Funds have the same slate of officers with a few exceptions. For further information regarding the Directors and officers of each Fund, see Appendix I —“Information Pertaining to Each Fund.”

     Theodore R. Jaeckel, Jr. serves as the portfolio manager of each Fund and will continue to serve as the portfolio manager of the Combined Fund after the Reorganization. The portfolio manager is primarily responsible for the management of the applicable Fund’s portfolio.

Advisory and Administrative Arrangements. FAM and MLIM, both of which are owned and controlled by ML & Co., serve as the investment adviser for MuniAssets and High Income Municipal, respectively, pursuant to separate investment advisory agreements that, except for (i) termination dates, (ii) advisory fee rates and (iii) the fact that the investment advisory agreement for MuniAssets contains certain provisions relating to FAM’s providing administrative services to MuniAssets, are substantially similar. See “Administrative Services and

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Fees” below. FAM and MLIM provide the respective Fund with the same investment advisory and management services. FAM, MLIM, and their affiliates act as investment advisers to more than 100 registered investment companies and offer services to individuals and institutional accounts. As of July 2001, FAM and MLIM had a total of approximately $535 billion in investment company and other portfolio assets under management (approximately $24.6 billion of which were invested in municipal securities). This amount includes assets managed for certain affiliates of FAM and MLIM. FAM and MLIM were organized as investment advisers in 1977 and 1976, respectively, and each offers investment advisory services to more than 50 registered investment companies. The principal business address of both FAM and MLIM is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

Each Fund’s investment advisory agreement with FAM or MLIM (each, an “Investment Advisory Agreement”), as applicable, provides that, subject to the supervision of the Board of Directors of the Fund, FAM or MLIM is responsible for the actual management of the relevant Fund’s portfolio. The responsibility for making decisions to buy, sell or hold a particular security for a Fund rests with FAM or MLIM, as applicable, subject to review by the Board of Directors of that Fund.

For the services provided by FAM under MuniAssets’ Investment Advisory Agreement, MuniAssets pays a monthly fee at an annual rate of 0.55% of its average weekly net assets (i.e., the average weekly value of the total assets of the Fund, minus the sum of accrued liabilities of the Fund). For purposes of this calculation, average weekly net assets are determined at the end of each month on the basis of the average net assets of the Fund for each week during the month. The assets for each weekly period are determined by averaging the net assets at the last business day of a week with the net assets at the last business day of the prior week. For the services provided by MLIM under High Income Municipal’s Investment Advisory Agreement, High Income Municipal pays a monthly fee at an annual rate of 0.95% of average daily net assets (i.e., the average daily value of the total assets of the Fund, minus the sum of accrued liabilities of the Fund). For purposes of this calculation, average daily net assets are determined at the end of each month on the basis of the average net assets of the Fund for each day during the month. After the Reorganization, the investment adviser for the Combined Fund will be FAM, and the Combined Fund will pay FAM a monthly fee at the annual rate of 0.55% of its average weekly net assets as described above.

For the fiscal years ended May 31, 1999, 2000 and 2001, the fees paid by MuniAssets to FAM pursuant to the Investment Advisory Agreement were $839,645, $770,217, and $740,906, respectively (such fees based on average weekly net assets of approximately $152.7 million, $140.0 million and $134.6 million, respectively). For the fiscal years ended August 31, 1998, 1999 and 2000 and the six month period ended February 28, 2001, the fees paid by High Income Municipal to MLIM pursuant to the Investment Advisory Agreement were $2,144,677, $2,138,848, $1,661,213 and $669,103, respectively (such fees based on average daily net assets of approximately $226.4 million, $225.1 million, $174.9 million and $142.0 million, respectively).

Administrative Services and Fees. Under the terms of the administration agreement between High Income Municipal and MLIM (the “Administration Agreement”), MLIM also performs or arranges for the performance of the administrative services (i.e., services other than investment advice and related portfolio activities) necessary for the operation of High Income Municipal, including administering shareholder accounts and handling shareholder relations. Pursuant to the MuniAssets Investment Advisory Agreement, FAM provides similar services for MuniAssets.

Under the Administration Agreement, High Income Municipal pays MLIM a monthly fee at an annual rate of 0.25% of the Fund’s average daily net assets determined in the same manner as the fee payable by High Income Municipal under the Investment Advisory Agreement. MuniAssets does not pay a separate administrative fee to FAM. FAM provides administrative services to MuniAssets under the MuniAssets’ Investment Advisory Agreement. After the Reorganization, the Combined Fund also will not pay a separate administrative fee to FAM.

     For the fiscal years ended August 31, 1998, 1999 and 2000 and the six month period ended February 28, 2001, the fees paid by High Income Municipal to MLIM pursuant to the Administration Agreement were $564,389, $562,855, $437,161 and $176,080, respectively (such fees based on average daily net assets of approximately $226.4 million, $225.1 million, $174.9 million and $142.0 million, respectively).

Payment of Fund Expenses. Each Fund’s Investment Advisory Agreement obligates FAM or MLIM, as applicable, to provide investment advisory services and, in the case of MuniAssets, administrative services to the Fund. Under each Fund’s Investment Advisory Agreement, FAM or MLIM, as applicable, pays all compensation of and furnishes office space for officers and employees of the Fund connected with investment and economic

25

research, trading and investment management, as well as the compensation of all Directors of the Fund who are affiliated persons of FAM, MLIM or any of their affiliates.

Each Fund pays all other expenses incurred in the operation of the Fund, including, among other things, expenses for legal and auditing services, taxes, costs of printing proxies, listing fees, if any, stock certificates and stockholder reports, charges of the custodian and the transfer agent, dividend disbursing agent and registrar, SEC fees, fees and expenses of unaffiliated Directors, accounting and pricing costs, insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, mailing and other expenses properly payable by the Fund.

Accounting Services Provider. Each Fund has entered into an agreement with State Street Bank and Trust Company (“State Street”), effective January 1, 2001, pursuant to which State Street provides certain accounting services to each Fund. Each Fund pays a fee for these services. For the period January 1, 2001 to May 31, 2001 and for the period January 1, 2001 to February 28, 2001, MuniAssets and High Income Municipal paid State Street $21,907 and $8,909, respectively, under this agreement. Prior to January 1, 2001, FAM or MLIM, as applicable, provided accounting services to each Fund at its cost and each Fund reimbursed FAM or MLIM, as applicable, for these services. FAM or MLIM, as applicable, continues to provide certain accounting services to each Fund. MuniAssets and High Income Municipal reimburse FAM or MLIM, as applicable, for such services. For the fiscal years ended May 31, 1999, 2000 and 2001, MuniAssets reimbursed FAM an aggregate of $54,814, $40, 954 and $31,455, respectively, for the above-described accounting services. For the fiscal years ended August 31, 1998, 1999 and 2000 and the six months ended February 28, 2001, High Income Municipal reimbursed MLIM an aggregate of $60,910, $74,013, $34,636 and $22,050, respectively, for the above-described accounting services.

Duration and Termination of Investment Advisory and Administration Agreements. Unless earlier terminated as described below, the Investment Advisory Agreement between each Fund and FAM or MLIM, as applicable, will continue from year to year if approved annually (a) by the Board of Directors of a Fund or by a majority of the outstanding shares of a Fund’s Common Stock, voting together as a single class, and (b) by a majority of the Directors of a Fund who are not parties to such contract or “interested persons,” as defined in the Investment Company Act, of any such party. The contract is not assignable and it may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the stockholders of the Fund.

High Income Municipal’s Administration Agreement will continue in effect until terminated. The agreement is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto.

Securities held by a Fund may also be held by, or be appropriate investments for, other funds or investment advisory clients for which FAM, MLIM or their affiliates act as an adviser. Because of different objectives or other factors, a particular security may be bought for an advisory client when other clients are selling the same security. If purchases or sales of securities by FAM or MLIM for a Fund or other funds for which it acts as investment adviser or for advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. Transactions effected by FAM, MLIM (or their affiliates) on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price.

Code of Ethics

The Board of Directors of each Fund has approved a Code of Ethics under Rule 17j-l of the Investment Company Act that covers each Fund, FAM, MLIM and FAMD. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund.

Voting Rights

Voting rights are identical for the holders of shares of each Fund’s Common Stock. Holders of each Fund’s Common Stock are entitled to one vote for each share held. The shares of each Fund’s Common Stock do not have cumulative voting rights, which means that the holders of more than 50% of the shares of a Fund’s Common Stock voting for the election of Directors can elect all of the Directors standing for election by such holders, and, in such event, the holders of the remaining shares of a Fund’s Common Stock will not be able to elect any of such Directors.

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Stockholder Inquiries

Stockholder inquiries with respect to either Fund may be addressed to such Fund by telephone at (609) 282-2800 or at the address set forth on the cover page of this Joint Proxy Statement and Prospectus.

Dividends and Distributions

The Funds’ current policies with respect to dividends and distributions relating to shares of their Common Stock are identical. Each Fund intends to distribute all or a portion of its net investment income monthly to holders of a Fund’s Common Stock. A Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit it to maintain a more stable level of dividends to holders of Common Stock. As a result, the dividend paid by a Fund to holders of its Common Stock for any particular period may be more or less than the amount of net investment income earned by that Fund during such period. For Federal tax purposes, a Fund is required to distribute substantially all of its net investment income for each year. All net realized capital gains, if any, are distributed pro rata at least annually to holders of shares of a Fund’s Common Stock. See “Comparison of the Funds — Tax Rules Applicable to the Funds and Their Stockholders.”

Dividends paid by each Fund, to the extent paid from tax-exempt income earned on Municipal Bonds, are exempt from Federal income tax, subject to the possible application of a Federal alternative minimum tax. However, each Fund is required to allocate net capital gains and other income subject to regular Federal income tax, if any, proportionately between shares of its Common Stock and any other classes of stock outstanding in accordance with the current position of the IRS described herein. See “Tax Rules Applicable to the Funds and Their Stockholders” below.

For information concerning the manner in which dividends and distributions to holders of each Fund’s Common Stock may be reinvested automatically in shares of a Fund’s Common Stock, see “Automatic Dividend Reinvestment Plan” below. Dividends and distributions will be subject to the tax treatment discussed below, whether they are reinvested in shares of a Fund or received in cash.

Automatic Dividend Reinvestment Plan

Pursuant to each Fund’s Automatic Dividend Reinvestment Plan (each, a “Plan”), unless a holder of a Fund’s common stock is ineligible or elects otherwise, all dividends and distributions are automatically reinvested by either The Bank of New York (“BONY”), as agent for MuniAssets stockholders in administering the Plan, or Financial Data Services, Inc. (“FDS”), as agent for stockholders of High Income Municipal in administering the Plan (each, a “Plan Agent”), in additional shares of the applicable Fund’s Common Stock. Certain provisions of each Plan are different because only MuniAssets’ shares are exchange-listed while High Income Municipal shares are continuously offered by High Income Municipal. After the Reorganization, the Combined Fund will use the MuniAssets Plan and BONY will be the Plan Agent. Stockholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to confirm that they are eligible to participate in a Fund’s dividend reinvestment plan. Holders of a Fund’s Common Stock who are ineligible or elect not to participate in a Plan receive all distributions in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by BONY or FDS, as applicable, as dividend paying agent. Such stockholders may elect not to participate in a Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to BONY or by sending written instructions to FDS or calling FDS at (1-800-MER-FUND), as applicable, as dividend paying agent, at the addresses set forth below. Participation in each Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the applicable Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination or resumption will be effective with respect to any subsequently declared dividend or capital gains distribution.

The applicable Plan Agent maintains all stockholders’ accounts in a Plan and furnishes written confirmation of all transactions in the account, including information needed by stockholders for tax records. Shares in the account of each Plan participant are held by the applicable Plan Agent in non-certificated form in the name of the participant, and each stockholder’s proxy includes those shares purchased or received pursuant to a Plan. The applicable Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to a Plan in accordance with the instructions of the participants.

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In the case of stockholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners, the applicable Plan Agent will administer a Plan on the basis of the number of shares certified from time to time by the record stockholders as representing the total amount registered in the record stockholder’s name and held for the account of beneficial owners who are to participate in that Plan.

The automatic reinvestment of dividends and distributions does not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See “Comparison of the Funds — Tax Rules Applicable to the Funds and Their Stockholders.”

There are no brokerage charges with respect to shares issued directly by either Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant in the MuniAssets Plan pays a pro rata share of brokerage commissions incurred with respect to any open-market purchases by the Plan Agent in connection with the reinvestment of dividends.

Each Fund reserves the right to amend or terminate its Plan. There is no direct service charge to participants in a Plan; however, each Fund reserves the right to amend its Plan to include a service charge payable by the participants.

MuniAssets

Under the MuniAssets Plan, whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, non-participants in the Plan receive cash, and participants in the Plan receive the equivalent in shares of the Fund’s Common Stock. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of the Fund’s Common Stock from the Fund (“newly issued shares”) or (ii) by purchase of outstanding shares of the Fund’s Common Stock on the open market (“open-market purchases”), on the NYSE, or elsewhere. If on the payment date for the dividend, the net asset value per share of the Fund’s Common Stock is equal to or less than the market price per share of the Fund’s Common Stock plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent invests the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of the Fund’s Common Stock to be credited to the participant’s account is determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then-current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date, the net asset value per share is greater than the market value (such condition being referred to herein as “market discount”), the Plan Agent invests the dividend amount in shares acquired on behalf of the participant in open-market purchases.

     In the event of a market discount on the dividend payment date, the MuniAssets Plan Agent has until the last business day before the next date on which the shares trade on an “ex-dividend” basis or in no event more than 30 days after the dividend payment date (the “last purchase date”) to invest the dividend amount in shares acquired in open-market purchases. MuniAssets intends to pay monthly income dividends. Therefore, the period during which open-market purchases can be made exists only from the payment date on the dividend through the date before the next “ex-dividend” date, which typically is approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of MuniAssets Common Stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent ceases making open-market purchases and invests the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Stockholders participating in the MuniAssets Plan may receive benefits not available to stockholders not participating in that Plan. If the market price (plus commissions) of the Fund’s shares of Common Stock is higher than the net asset value of such shares, participants in the Plan receive shares of the Fund’s Common Stock at less than they otherwise could purchase them and have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is lower than the net asset value of such shares, participants receive distributions of shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares

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available in the market to make distributions of shares at prices below the net asset value. Also, since the Fund normally does not redeem its shares, the price on resale may be more or less than the net asset value. See “Comparison of the Funds — Tax Rules Applicable to the Funds and Their Stockholders” for a discussion of the tax consequences of each Plan.

High Income Municipal

Under the High Income Municipal Plan, High Income Municipal always issues newly issued shares at net asset value. No early withdrawal charge is imposed upon redemption of shares issued as a result of the automatic reinvestment of dividends or capital gains distributions. After the Reorganization, High Income Municipal common stockholders will own shares of MuniAssets and such shares will not be subject to the EWC currently applicable to High Income Municipal Common Stock.

After the Reorganization, a holder of shares of High Income Municipal who has elected to receive dividends in cash will continue to receive dividends in cash; all other holders will have their dividends automatically reinvested in shares of the Combined Fund. However, if a stockholder owns shares in both Funds, after the Reorganization, the stockholder’s election with respect to the dividends of MuniAssets will control unless the stockholder specifically elects a different option at that time. Prior to the Reorganization, High Income Municipal stockholders should direct all correspondence to the Plan Agent for High Income Municipal as follows: Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Following the Reorganization, all correspondence should be directed to the Plan Agent for MuniAssets, The Bank of New York, 101 Barclay Street, New York, New York 10286.

Mutual Fund Investment Option

A holder of MuniAssets Common Stock who purchased his or her shares through Merrill Lynch in the Fund’s initial public offering has the right to reinvest the net proceeds from a sale of such shares in Class A shares of certain Merrill Lynch-sponsored open-end funds without the imposition of an initial sales charge, if certain conditions are satisfied. A holder of High Income Municipal Common Stock has an investment option consisting of the right to reinvest the net proceeds from a sale of shares of High Income Municipal Common Stock in a tender offer by High Income Municipal in Class D shares of certain Merrill Lynch-sponsored open-end funds at their net asset value, without imposition of a sales charge, if the High Income Municipal Common Stock was held for three years at the date of tender. If the Reorganization is consummated, a holder of High Income Municipal Common Stock will have the same mutual fund investment option as a holder of MuniAssets Common Stock who purchased his or her shares through Merrill Lynch in the initial public offering of MuniAssets Common Stock as described above.

Tax Rules Applicable to the Funds and Their Stockholders

     The tax consequences of investing in shares of Common Stock of each Fund are substantially similar. The Funds have elected and qualified since inception for the special tax treatment afforded RICs under the Code. As a result, in any taxable year in which they distribute an amount equal to at least 90% of taxable net income and 90% of tax-exempt net income (see below), the Funds (but not their stockholders) are not subject to Federal income tax to the extent that they distribute their net investment income and net realized capital gains. In all taxable years through the taxable year of the Reorganization, each Fund has distributed substantially all of its income. MuniAssets intends to continue to distribute substantially all of its income following the Reorganization.

Each Fund is qualified to pay “exempt-interest dividends” as defined in Section 852(b)(5) of the Code. Under such section, if, at the close of each quarter of its taxable year, at least 50% of the value of a Fund’s total assets consists of obligations exempt from Federal income tax (“tax-exempt obligations”) under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), that Fund is qualified to pay exempt-interest dividends to its stockholders. Exempt-interest dividends are dividends or any part thereof paid by a Fund which are attributable to interest on tax-exempt obligations and designated by a Fund as exempt-interest dividends in a written notice mailed to stockholders within 60 days after the close of its taxable year. To the extent that the dividends distributed to a Fund’s stockholders are derived from interest income exempt from Federal income tax under Code Section 103(a) and are properly designated as exempt-interest dividends, they are excludable from a stockholder’s gross income for Federal income tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a person’s social security benefits and railroad retirement benefits subject to Federal income taxes. A tax adviser should be consulted with respect to whether exempt-interest dividends retain the exclusion under Code Section 103(a) if a stockholder would be treated as a

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“substantial user” or “related person” under Code Section 147(a) with respect to property financed with the proceeds from an issue of IDBs or PABs, if any, held by a Fund.

To the extent that a Fund’s distributions are derived from interest on its taxable investments or from an excess of net short-term capital gains over net long-term capital losses (“ordinary income dividends”), such distributions are considered taxable ordinary income for Federal income tax purposes. Distributions, if any, from an excess of net long-term capital gains over net short-term capital losses derived from the sale of securities or from certain transactions in futures or options (“capital gain dividends”) are taxable as long-term capital gains for Federal income tax purposes, regardless of the length of time the stockholder has owned Fund shares. Certain categories of capital gains are taxable at different rates for Federal income tax purposes. Generally not later than 60 days after the close of its taxable year, a Fund provides its stockholders with a written notice designating the amounts of any exempt-interest dividends and capital gain dividends, as well as any amount of capital gain dividends in the different categories of capital gain referred to above. Distributions by a Fund, whether from exempt-interest income, ordinary income or capital gains, are not eligible for the dividends received deduction for corporations under the Code.

A loss realized on a sale or exchange of shares of a Fund is disallowed if other Fund shares are acquired (whether under the Automatic Dividend Reinvestment Plan or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

All or a portion of a Fund’s gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by stockholders. Any loss upon the sale or exchange of Fund shares held for six months or less is treated as long-term capital loss to the extent of exempt-interest dividends received by the stockholder. In addition, such loss is disallowed to the extent of any capital gain dividends received by the stockholder. Distributions in excess of a Fund’s earnings and profits first will reduce the adjusted tax basis of a holder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). If a Fund pays a dividend in January which was declared in the previous October, November or December to stockholders of record on a specified date in one of such months, then such dividend is treated for tax purposes as paid by the Fund and received by its stockholders on December 31 of the year in which such dividend was declared.

The Code requires a RIC to pay a nondeductible 4% excise tax to the extent it does not distribute during each calendar year 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined in general, on an October 31 year-end, plus certain undistributed amounts from previous years. The required distributions, however, are based only on the taxable income of a RIC. The excise tax, therefore, generally does not apply to the tax-exempt income of RICs, such as the Funds, that pay exempt-interest dividends.

     The Code subjects interest received on certain otherwise tax-exempt securities to a Federal alternative minimum tax. The alternative minimum tax applies to interest received on “activity bonds” issued after August 7, 1986. As set forth above, “private activity bonds” are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of “tax preference” which could subject investors in such bonds, including stockholders of the Funds, to an increased Federal alternative minimum tax. Each Fund purchases such “private activity bonds” and reports to stockholders within 60 days after calendar year-end the portion of its dividends declared during the year which constitutes an item of tax preference for alternative minimum tax purposes. The Code further provides that corporations are subject to a Federal alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation’s “adjusted current earnings” which more closely reflect a corporation’s economic income. Because an exempt-interest dividend paid by a Fund is included in adjusted current earnings, a corporate stockholder may be required to pay a Federal alternative minimum tax on exempt-interest dividends paid by such Fund.

Each Fund may invest in high yield securities or “junk bonds”. Furthermore, the Funds may also invest in instruments the return on which includes nontraditional features such as indexed principal or interest payments (“nontraditional instruments”). These investments may be subject to special tax rules under which a Fund may be required to accrue and distribute income before amounts due under the obligations are paid. In addition, it is

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possible that all or a portion of the interest payments on such junk bonds and/or nontraditional instruments could be recharacterized as taxable ordinary income.

The value of shares acquired pursuant to a Fund’s dividend reinvestment plan is generally excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, in the case of MuniAssets, when MuniAssets’ shares are trading at a premium over net asset value, MuniAssets issues shares pursuant to the dividend reinvestment plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of such Fund’s shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all of the stockholders, including stockholders who do not participate in MuniAssets’ dividend reinvestment plan. Thus, stockholders who do not participate in the dividend reinvestment plan, as well as dividend reinvestment plan participants, might be required to report as ordinary income a portion of their distributions equal to the allocable share of the discount.

Under certain provisions of the Code, some stockholders may be subject to a withholding tax on certain ordinary income dividends and on capital gain dividends and redemption payments (“backup withholding”). Generally, stockholders subject to backup withholding will be those for whom no taxpayer identification number is on file with a Fund or who, to that Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such stockholder is not otherwise subject to backup withholding.

Ordinary income dividends paid to stockholders who are nonresident aliens or foreign entities are subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident stockholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

The Code provides that every stockholder required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from all sources (including the Funds) during the taxable year.

Tax Treatment of Options and Futures Transactions

Each Fund may purchase or sell municipal bond index financial futures contracts and interest rate financial futures contracts on U.S. Government securities. Each Fund may also purchase and write call and put options on such financial futures contracts. In general, unless an election is available to a Fund or an exception applies, such options and financial futures contracts that are “Section 1256 contracts” will be “marked to market” for Federal income tax purposes at the end of each taxable year (i.e., each such option or financial futures contract will be treated as sold for its fair market value on the last day of the taxable year), and any gain or loss attributable to Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by a Fund may alter the timing and character of distributions to stockholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by a Fund solely to reduce the risk of changes in price or interest rates with respect to its investments.

Code Section 1092, which applies to certain “straddles,” may affect the taxation of a Fund’s sales of securities and transactions in financial futures contracts and related options. Under Section 1092, a Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and certain closing transactions in financial futures contracts or the related options.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and the Treasury Regulations, are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

Stockholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local tax consequences of an investment in a Fund.

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AGREEMENT AND PLAN OF REORGANIZATION

General

Under the Agreement and Plan (attached hereto as Appendix II), MuniAssets will acquire substantially all of the assets, and will assume substantially all of the liabilities, of High Income Municipal, solely in return for shares of an equal aggregate value of MuniAssets Common Stock to be issued by MuniAssets. The number of shares of MuniAssets Common Stock issued to High Income Municipal will have an aggregate net asset value equal to the aggregate net asset value of the shares of High Income Municipal Common Stock. Upon receipt by High Income Municipal of such shares, High Income Municipal will distribute the shares of MuniAssets Common Stock to the holders of High Income Municipal Common Stock (plus cash in lieu of fractional shares), in return for their shares of High Income Municipal Common Stock. As soon as practicable after the date that the Reorganization takes place (the “Closing Date”), High Income Municipal will deregister under the Investment Company Act and will file Articles of Dissolution with the State of Maryland Department of Assessments and Taxation (“Maryland Department”) to effect the formal dissolution of High Income Municipal, and will dissolve.

The distribution by High Income Municipal of MuniAsset Common Stock will be accomplished by opening new accounts on the books of MuniAssets in the names of the stockholders of High Income Municipal Common Stock and transferring to those stockholder accounts the MuniAssets Common Stock previously credited on those books to the accounts of High Income Municipal. Each newly-opened account on the books of MuniAssets for the previous holders of High Income Municipal Common Stock would represent the pro rata number of shares of MuniAssets Common Stock (rounded down, in the case of fractional shares, to the next largest number of whole shares) due such holder of Common Stock. No fractional shares of MuniAssets Common Stock will be issued. In lieu thereof, MuniAssets’ transfer agent, BONY, will aggregate all fractional shares of MuniAssets Common Stock and sell the resulting whole shares on the NYSE for the account of all holders of fractional interests, and each such holder will be entitled to the pro rata share of the proceeds from such sale upon surrender of High Income Municipal Common Stock certificates. See “Surrender and Exchange of Stock Certificates” below for a description of the procedures to be followed by the stockholders of High Income Municipal to obtain their MuniAssets Common Stock (and cash in lieu of fractional shares, if any).

Accordingly, as a result of the Reorganization, every holder of High Income Municipal Common Stock would own shares of MuniAssets Common Stock that (except for cash payments received in lieu of fractional shares) would have an aggregate net asset value immediately after the Closing Date equal to the aggregate net asset value of that stockholder’s High Income Municipal Common Stock immediately prior to the Closing Date. Since the MuniAssets Common Stock would be issued at net asset value and the shares of High Income Municipal Common Stock would be valued at net asset value for the purposes of the exchange, the holders of Common Stock of neither Fund will be diluted as a result of the Reorganization. However, as a result of the Reorganization, a stockholder of either Fund likely will hold a reduced percentage of ownership in the larger combined entity than he or she held in MuniAssets or High Income Municipal. In addition, the market value of the MuniAssets Common Stock may be lower than the net asset value of the MuniAssets Common Stock.

Procedure

At a meeting of the Board of Directors of each Fund, the Board of Directors of each Fund, including all of the Directors who are not “interested persons,” as defined in the Investment Company Act, of the applicable Fund, unanimously approved the Agreement and Plan and the submission of such Agreement and Plan to the stockholders of such Fund for approval.

As a result of such Board approvals, the Funds have filed this Joint Proxy Statement and Prospectus with the SEC soliciting a vote of the stockholders of each Fund to approve the Reorganization. Meetings of stockholders of each Fund will be held on October 24, 2001. If the stockholders of both Funds approve the Reorganization, the Reorganization will take place as soon as practicable after such approval, provided that the Funds have obtained prior to that time an opinion of counsel concerning the tax consequences of the Reorganization as set forth in the Agreement and Plan.

The Boards of Directors of MuniAssets and High Income Municipal recommend that the stockholders of the respective Funds approve the Agreement and Plan.

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Terms of the Agreement and Plan of Reorganization

The following is a summary of the significant terms of the Agreement and Plan. This summary is qualified in its entirety by reference to the Agreement and Plan, attached hereto as Appendix II.

Valuation of Assets and Liabilities. The respective assets of each Fund will be valued on the business day prior to the Closing Date (the “Valuation Date”). The valuation procedures are the same for both Funds: the net asset value per share of the Common Stock of each Fund will be determined as of the close of business on the NYSE based on prices at the time of closing on the Valuation Date. The NYSE generally closes at 4:00 p.m., Eastern time. For the purpose of determining the net asset value of a share of Common Stock of each Fund, the value of the securities held by the issuing Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) is divided by the total number of shares of Common Stock of the issuing Fund outstanding at such time. Daily expenses, including the fees payable to FAM or MLIM, will accrue on the Valuation Date.

The Municipal Bonds in which each Fund invests are traded primarily in the over-the-counter markets. In determining net asset value on the Valuation Date, each Fund will use the valuations of portfolio securities furnished by a pricing service approved by the Boards of Directors of the Funds. The pricing service typically values portfolio securities at the bid price or the yield equivalent when quotations are readily available. Municipal Bonds for which quotations are not readily available will be valued at fair market value on a consistent basis as determined by the pricing service using a matrix system to determine valuations. The Boards of Directors of the Funds have determined in good faith that the use of a pricing service is a fair method of determining the valuation of portfolio securities. Positions in financial futures contracts will be valued on the Valuation Date at closing prices for such contracts established by the exchange on which they are traded, or if market quotations are not readily available, will be valued at fair value on a consistent basis using methods determined in good faith by each Board of Directors.

Distribution of MuniAssets Common Stock. On the Closing Date, MuniAssets will issue to High Income Municipal a number of shares of MuniAssets Common Stock the aggregate net asset value of which will equal the aggregate net asset value of shares of High Income Municipal Common Stock on the Valuation Date. Each holder of High Income Municipal Common Stock will receive the number of full shares of MuniAssets Common Stock corresponding to his or her proportionate interest in the aggregate net asset value of High Income Municipal Common Stock (plus cash in lieu of fractional shares).

No sales charge or fee of any kind will be charged to stockholders of High Income Municipal in connection with their receipt of MuniAssets Common Stock in the Reorganization. No EWC will apply to shares of MuniAssets Common Stock issued to High Income Municipal in the Reorganization, nor will any EWC be due on the shares of High Income Municipal Common Stock in connection with the Reorganization.

Expenses. The expenses of the Reorganization that are directly attributable to High Income Municipal and the conduct of its business will be deducted from the assets of High Income Municipal as of the Valuation Date. These expenses are expected to include transfer agent fees, the expenses incurred in preparing, printing and mailing the proxy materials to be used in connection with the meeting of the stockholders of High Income Municipal to consider the Reorganization, the expenses related to the solicitation of proxies to be voted at that meeting and a portion of the expenses incurred in printing the N-14 Registration Statement. The expenses of the Reorganization that are directly attributable to MuniAssets and the conduct of its business will be deducted from the assets of MuniAssets as of the Valuation Date. The expenses attributable to MuniAssets include the costs, if any, of printing stock certificates, transfer agent fees, the expenses incurred in preparing, printing and mailing the proxy materials to be used in connection with the meeting of the stockholders of MuniAssets to consider the Reorganization, the expenses related to the solicitation of proxies to be voted at that meeting and a portion of the expenses incurred in printing the N-14 Registration Statement. Certain other expenses of the Reorganization, including expenses in connection with obtaining an opinion of counsel as to certain tax matters, the preparation of the Agreement and Plan, legal fees, audit fees and any listing or registration fees, will be borne equally by the Funds.

     The total expenses associated with the Reorganization attributable to High Income Municipal are estimated to be approximately $158,000 and the total expenses attributable to MuniAssets are estimated to be approximately $145,900.

Required Approvals. Under High Income Municipal’s Articles of Incorporation and relevant Maryland law, stockholder approval of the Agreement and Plan requires the affirmative vote of a majority of the outstanding

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shares of High Income Municipal Common Stock entitled to vote on the matter. In addition, under the rules of the NYSE, stockholder approval of the Agreement and Plan requires the affirmative vote of a majority of the votes cast by the holders of MuniAssets Common Stock, provided that the total number of votes cast represents over 50% of all shares entitled to vote on the matter. Because of the requirement that the Agreement and Plan be approved by the stockholders of both Funds, the Reorganization will not take place if the stockholders of either Fund do not approve the Agreement and Plan.

Deregistration and Dissolution. Following the transfer of the assets and liabilities of High Income Municipal and the distribution of shares of MuniAssets Common Stock to stockholders of High Income Municipal in accordance with the foregoing, High Income Municipal will terminate its registration under the Investment Company Act and its incorporation under Maryland law and will withdraw its authority to do business in any state where it is required to do so.

Amendments and Conditions. The Agreement and Plan may be amended at any time prior to the Closing Date with respect to any of the terms therein. The obligations of each Fund pursuant to the Agreement and Plan are subject to various conditions, including a registration statement on Form N-14 being declared effective by the SEC, approval by the stockholders of each Fund as described above, an opinion of counsel being received with respect to tax matters, an opinion of counsel being received as to securities matters and the continuing accuracy of various representations and warranties of each Fund being confirmed by the other Fund.

Postponement, Termination. Under the Agreement and Plan, the Board of Directors of either Fund may cause the Reorganization to be postponed or abandoned under certain circumstances should such Board determine that it is in the best interests of the stockholders of that Fund to do so. The Agreement and Plan may be terminated, and the Reorganization abandoned at any time (whether before or after adoption thereof by the stockholders of either Fund) prior to the Closing Date, or the Closing Date may be postponed: (i) by mutual consent of the Boards of Directors of both Funds and (ii) by the Board of Directors of either Fund if any condition to that Fund’s obligations set forth in the Agreement and Plan has not been fulfilled or waived by such Board.

Potential Benefits to Common Stockholders of the Funds as a Result of the Reorganization

In approving the Reorganization, the Board of Directors of each Fund identified certain potential benefits that are likely to result from the Reorganization, including lower aggregate operating expenses per share of Common Stock, greater efficiency and flexibility in portfolio management and a more liquid trading market for the shares of Common Stock of the Combined Fund. Following the Reorganization, (i) High Income Municipal stockholders will be invested in a non-diversified, closed-end fund that has a substantially similar investment objective and management arrangements, a larger asset base and a potentially lower expense ratio and (ii) MuniAssets stockholders will remain invested in a non-diversified, closed-end fund that has no changes to its current investment objective and management arrangements but has a larger asset base and a potentially lower expense ratio.

After the Reorganization, High Income Municipal common stockholders also will benefit from the fact that the advisory fee rate that the Combined Fund will pay is less than the advisory fee rate paid by High Income Municipal and that the Combined Fund will not pay the administrative fee currently paid by High Income Municipal. See “Advisory and Administrative Fees” above. Additionally, High Income Municipal common stockholders will no longer be subject to the expenses associated with the Fund’s required yearly prospectus updates since a closed-end fund that is listed on an exchange, such as the Combined Fund, is not required to update its prospectus annually. High Income Municipal common stockholders also will no longer be subject to the expenses of conducting quarterly tender offers. Finally, High Income Municipal common stockholders will no longer be subject to the EWC upon the sale of shares of common stock held for less than three years. As common stockholders of the Combined Fund, however, High Income Municipal common stockholders will be subject to the expenses associated with listing of the Combined Fund’s shares on the NYSE and the Combined Fund’s required annual meeting of stockholders including the cost of the preparation and dissemination of proxy materials. They may also be subject to brokerage commissions on transactions in Fund shares. After the Reorganization, MuniAssets stockholders will benefit from the larger asset base and potentially lower expense ratio of the Combined Fund.

The Boards also considered the possible risks and costs of combining the Funds, and examined the relative credit strength, maturity characteristics, mix of type and purpose, and yield of the Funds’ portfolios of Municipal Bonds and the costs involved in a transaction such as the Reorganization. The Boards noted the many similarities

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between the Funds, including their substantially similar investment objectives and investment policies, their use of substantially the same management personnel and their similar portfolios of Municipal Bonds. The Boards also considered the relative tax positions of the portfolios of the Funds.

The Combined Fund that would result from the Reorganization would have a larger asset base than either Fund has currently. Based on data presented by FAM and MLIM, certain fixed costs, such as costs of printing stockholder reports and proxy statements, legal expenses, audit fees, mailing costs and other expenses will be spread across a larger asset base, thereby lowering the expense ratio and increasing earnings per common share for the Combined Fund. Due to the larger asset base, the Combined Fund may also experience economies of scale and greater flexibility in portfolio management.

The proposed Reorganization will also provide High Income Municipal common stockholders with additional liquidity. After the Reorganization, High Income Municipal common stockholders will own shares of MuniAssets, an exchange listed fund, which will enable such stockholders to sell their Common Stock on the NYSE on each day the NYSE is open for trading. Any such sales, however, will be made at the then current market price, which may be at a premium above or a discount from the Combined Fund’s net asset value, and may be subject to a brokerage commission. As noted above, such shares will not be subject to the EWC currently applicable to High Income Municipal Common Stock.

Presently, High Income Municipal common stockholders may only sell their shares at such times as High Income Municipal tenders for its shares, which has occurred once each quarter. In a tender offer, High Income Municipal purchases shares at net asset value (less any applicable EWC). The Board of Directors of High Income Municipal, however, is not obligated to authorize tender offers. Consequently, if the Board does not authorize a tender offer, there may be periods of time during which High Income Municipal’s common stockholders may be unable to sell their shares. Since the inception of High Income Municipal, however, the Board has authorized a tender offer each quarter.

The table below sets forth the total annualized operating expense ratio for MuniAssets and High Income Municipal and the Combined Fund based on their respective average net assets as of May 31, 2001.

	Average Net Assets as of May 31, 2001	Total Annualized Operating Expense Ratio
MuniAssets	$134,643,032	0.76%
High Income Municipal	$130,237,579	1.61%
Combined Fund	$264,880,611	0.68%

Management projections estimate that the Combined Fund will have net assets in excess of $270 million (based on the Net assets of the Funds as of July 31, 2001) upon completion of the Reorganization. A larger asset base should provide benefits in portfolio management. After the Reorganization, the Combined Fund should be able to purchase larger amounts of Municipal Bonds at more favorable prices than either Fund separately and, with this greater purchasing power, request improvements in the terms of the Municipal Bonds (e.g., added indenture provisions covering call protection, sinking funds and audits for the benefit of large holders) prior to purchase.

Based on the foregoing, the Board of Directors of each Fund concluded that the Reorganization is in the best interests of the stockholders of that Fund because the Reorganization presents no significant risks or costs (including legal, accounting and administrative costs) that would outweigh the potential benefits discussed above.

In approving the Reorganization, the Board of Directors of each Fund determined that the Reorganization is in the best interests of that Fund and, with respect to net asset value, that the interests of existing stockholders of that Fund would not be diluted as a result of the Reorganization.

Surrender and Exchange of Stock Certificates

After the Closing Date, each holder of an outstanding certificate or certificates formerly representing shares of High Income Municipal Common Stock will be entitled to receive, upon surrender of his or her certificate or certificates, a certificate or certificates representing the number of shares of MuniAssets Common Stock distributable with respect to such holder’s shares of High Income Municipal Common Stock, together with cash in lieu of any fractional shares of Common Stock. Promptly after the Closing Date, the transfer agent for the MuniAssets Common Stock will mail to each holder of certificates formerly representing shares of High Income Municipal Common Stock a letter of transmittal for use in surrendering his or her certificates for certificates representing shares of MuniAssets Common Stock and cash in lieu of any fractional shares of Common Stock.

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Please do not send in any stock certificates at this time. Upon consummation of the Reorganization, common stockholders of High Income Municipal will be furnished with instructions for exchanging their stock certificates for MuniAssets stock certificates and, if applicable, cash in lieu of fractional shares.

If Prior to the Reorganization You Held:	After the Reorganization, You Will Hold:
High Income Municipal Common Stock	MuniAssets Common Stock
MuniAssets Common Stock	MuniAssets Common Stock

From and after the Closing Date, certificates formerly representing shares of High Income Municipal Common Stock will be deemed for all purposes to evidence ownership of the number of full shares of MuniAssets Common Stock distributable with respect to the shares of High Income Municipal held before the Reorganization as described above, provided that, until such stock certificates have been so surrendered, no dividends payable to the holders of record of High Income Municipal Common Stock as of any date subsequent to the Closing Date will be paid to the holders of such outstanding stock certificates. Dividends payable to holders of record of shares of MuniAssets Common Stock as of any date after the Closing Date and prior to the exchange of certificates by any stockholder of High Income Municipal, will be paid to such stockholder, without interest, at the time such stockholder surrenders his or her stock certificates for exchange.

From and after the Closing Date, there will be no transfers on the stock transfer books of High Income Municipal. If, after the Closing Date, certificates representing shares of High Income Municipal Common Stock are presented to MuniAssets, they will be canceled and exchanged for certificates representing MuniAssets Common Stock and cash in lieu of fractional shares of Common Stock, if any, distributable with respect to such Common Stock in the Reorganization.

Tax Consequences of the Reorganization

     Summary. MuniAssets and High Income Municipal will receive an opinion of counsel with respect to the Reorganization to the effect that, among other things, neither High Income Municipal nor MuniAssets will recognize a gain or loss on the transaction and High Income Municipal stockholders will not recognize gain or loss on the transaction (except to the extent a High Income Municipal stockholder receives cash in lieu of fractional shares).

     As of May 31, 2001, each Fund had undistributed net realized capital losses and net unrealized capital losses. As a result of the Reorganization and subject to certain limitations, the stockholders of each Fund may benefit from the ability of the Combined Fund to use the net realized capital losses of the other Fund to offset future net realized capital gains of the Combined Fund, if any.

     General. The Reorganization has been structured with the intention that it qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Code. Each Fund has elected and qualified since inception, for the special tax treatment afforded RICs under the Code, and MuniAssets intends to continue to so qualify after the Reorganization. The Funds have jointly requested an opinion of counsel that for Federal income tax purposes: (i) the exchange of substantially all of the assets by High Income Municipal for MuniAssets Common Stock as described above, will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and each of MuniAssets and High Income Municipal will be deemed a “party” to a reorganization within the meaning of Section 368(b) of the Code; (ii) in accordance with Section 361(a) of the Code, no gain or loss will be recognized to High Income Municipal as a result of the Reorganization or on the distribution of MuniAssets Common Stock to the stockholders of High Income Municipal under Section 361(c)(1) of the Code; (iii) under Section 1032 of the Code, no gain or loss will be recognized to MuniAssets as a result of the Reorganization; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the stockholders of High Income Municipal on the receipt of MuniAssets Common Stock in exchange for their shares of Common Stock (except to the extent that common stockholders receive cash representing an interest in fractional shares of MuniAssets Common Stock in the Reorganization); (v) in accordance with Section 362(b) of the Code, the tax basis of the assets of High Income Municipal in the hands of MuniAssets will be the same as the tax basis of such assets in the hands of High Income Municipal immediately prior to the consummation of the Reorganization; (vi) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the MuniAssets Common Stock received by the stockholders of High Income Municipal in the Reorganization will be equal to the tax basis of the Common Stock of High Income Municipal surrendered in exchange; (vii) in accordance with Section 1223 of the Code, a stockholder’s holding period for the MuniAssets Common Stock will be determined by including the period for which such stockholder held the High Income Municipal Common Stock exchanged therefor, provided, that such

36

shares were held as a capital asset; (viii) in accordance with Section 1223 of the Code, MuniAssets’ holding period with respect to the assets of High Income Municipal transferred will include the period for which such assets were held by High Income Municipal; (ix) the payment of cash to common stockholders of High Income Municipal in lieu of fractional shares of MuniAssets Common Stock will be treated as though the fractional shares were distributed as part of the Reorganization and then redeemed, with the result that such stockholders will have short- or long-term capital gain or loss to the extent that the cash distribution differs from the stockholder’s basis allocable to the MuniAssets fractional shares; and (x) the taxable year of High Income Municipal will end on the effective date of the Reorganization, and pursuant to Section 381(a) of the Code and regulations thereunder, MuniAssets will succeed to and take into account certain tax attributes of High Income Municipal, such as earnings and profits, capital loss carryovers and method of accounting.

Under Section 381(a) of the Code, MuniAssets will succeed to and take into account certain tax attributes of High Income Municipal, including, but not limited to, earnings and profits, any net operating loss carryovers, any capital loss carryovers and method of accounting. The Code, however, contains special limitations with regard to the use of net operating losses, capital losses and other similar items in the context of certain reorganizations, including tax-free reorganizations pursuant to Section 368(a)(1)(C) of the Code, which could reduce the benefit of these attributes to MuniAssets.

Stockholders should consult their tax advisers regarding the effect of the Reorganization in light of their individual circumstances. As the foregoing relates only to Federal income tax consequences, stockholders also should consult their tax advisers as to the foreign, state and local tax consequences of the Reorganization.

Regulated Investment Company Status. The Funds have elected and qualified since inception for taxation as RICs under Sections 851-855 of the Code, and after the Reorganization MuniAssets intends to continue to so qualify.

Capitalization

The following table sets forth as of May 31, 2001 (i) the capitalization of MuniAssets, (ii) the capitalization of High Income Municipal, (iii) the capitalization of the Combined Fund as adjusted to give effect to the Reorganization.

Capitalization of MuniAssets, High Income Municipal, and the Combined Fund as of May 31, 2001 (unaudited)

	MuniAssets	High Income Municipal	Pro Forma Adjustment	Combined Fund as Adjusted(a)
Net Assets Attributable to Common Stock	$135,448,485	$129,598,228	$(1,149,363)	$263,897,350
Shares of Outstanding Common Stock	10,454,359	13,883,974	(3,819,685)	20,518,648	(b)
Net Asset Value Per Share	$ 12.96	$ 9.33	—	$ 12.86	(c)

(a)	The adjusted balances are presented as if the Reorganization had been consummated on May 31, 2001 and are for informational purposes only. Assumes distribution of undistributed net investment income and accrual of estimated Reorganization expenses of approximately $303,900, of which $145,900 is attributable to Muni Assets and $158,000 is attributable to High Income Municipal. No assurance can be given about how many shares of MuniAssets Common Stock will be received by holders of High Income Municipal Common Stock on the Closing Date, and the foregoing should not be relied upon to reflect the number of shares of MuniAssets Common Stock that actually will be received on or after such date.
(b)	Assumes the issuance of 10,064,289 shares of MuniAssets Common Stock in exchange for the net assets of High Income Municipal. The estimated number of shares issued was based on the net asset value of each Fund, net of distributions, on May 31, 2001.
(c)	Net Asset Value Per Share of Common Stock net of Reorganization-related expenses of $303,900 and distribution of undistributed net investment income of $845,463 for MuniAssets.

ITEM 2. ELECTION OF DIRECTORS OF MUNIASSETS

At the MuniAssets Meeting, two Class I Directors will be elected to serve for a term of three years and until their successors are elected and qualified. Pursuant to MuniAssets’ By-Laws, the terms of office of the Directors are staggered. The Board of Directors is divided into three classes, designated Class I, Class II and Class III, with each class having a term of three years. Each year the term of one class expires. Class I consists of Joe Grills and Robert S. Salomon, Jr. Class II consists of Terry K. Glenn and Walter Mintz. Class III consists of Melvin R. Seiden and Stephen B. Swensrud. Only the Directors in Class I are being considered for election at this Meeting.

If the stockholders of both Funds approve the Reorganization, then the Board of Directors of MuniAssets will serve as the Board of the Combined Fund, until the next annual meeting of stockholders of the Combined Fund. If the stockholders of either Fund do not approve the Reorganization, then the Class I Directors of

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MuniAssets elected at the Meeting and the incumbent Class II and Class III Directors of MuniAssets will continue to serve until the next annual meeting of stockholders of MuniAssets and the Board of High Income Municipal will continue to serve for an indefinite term. It is intended that all properly executed proxies submitted by MuniAssets stockholders will be voted (unless such authority has been withheld in the proxy) in favor of the two (2) persons designated as Class I Directors to be elected by the MuniAssets stockholders.

The Board of Directors of MuniAssets knows of no reason why either of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board of Directors may recommend.

Certain information concerning the nominees is set forth below. Additional information relevant to the election of two Class I Directors and other information concerning the Directors is set forth in Appendix I. As of the Record Date, the Directors owned no shares of MuniAssets Common Stock.

Name and Address of Nominee	Age	Principal Occupation During Past Five Years and Public Directorships(1)
Joe Grills(1)(2)(3) P.O. Box 98 Rapidan, Virginia 22733	66	Member of the Committee on Investment of Employee Benefit Assets of the Financial Executives Institute (now associated with the Association of Financial Professionals) (“CIEBA”) since 1986; Member of CIEBA’s Executive Committee since 1988 and its Chairman from 1991 to 1992; Assistant Treasurer of International Business Machines Corporation (“IBM”) and Chief Investment Officer of IBM Retirement Funds from 1986 until 1993; Member of the Investment Advisory Committee of the State of New York Common Retirement Fund since 1989; Member of the Investment Advisory Committee of the Howard Hughes Medical Institute from 1997 to 2000; Director, Duke Management Company since 1992 and elected Vice Chairman in May 1998; Director, LaSalle Street Fund from 1995 to 2001; Trustee of Mercury HW Funds, Mercury HW Variable Trust and Fund Asset Management Master Trust and Director of Merrill Lynch Investment Managers Funds, Inc. since 1996; Director, Kimco Realty Corporation since 1997; Member of the Investment Advisory Committee of the Virginia Retirement System since 1998; Director, Montpelier Foundation since December 1998 and its Vice Chairman since 2000; Member of the Investment Committee of the Woodberry Forest School since 2000; Member of the Investment Committee of the National Trust for Historic Preservation since 2000.
Robert S. Salomon, Jr. (1)(2) 106 Dolphin Cove Quay Stamford, Connecticut 06902	64	Principal of STI Management (investment
adviser) since 1994; Trustee, Commonfund since
1980; Chairman and CEO of Salomon Brothers
Asset Management from 1992 until 1995;
Chairman of Salomon Brothers equity mutual
funds from 1992 until 1995; regular columnist
with Forbes magazine since 1992; Director of
Stock Research and U.S. Equity Strategist at
		Salomon Brothers from 1975 until 1991.

(1)	Each of the Directors is a director, trustee or member of an advisory board of certain other investment companies for which FAM, MLIM or their affiliates act as investment adviser. See “Compensation from MuniAssets and High Income Municipal” in Appendix I.
(2)	Member of Audit Committee of the Board of Directors.
(3)	Mr. Grills, formerly a Class II Director, was redesignated as a Class I Director at a meeting of the Board of Directors held on July 11, 2001.

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Committee Report

The Board of MuniAssets has a standing Audit Committee (the “Committee”), which consists of Board members who are not “interested persons” of the Fund within the meaning of the Investment Company Act and who are “independent” as defined in the NYSE listing standards. Currently, Messrs. Grills, Mintz, Salomon, Seiden and Swensrud are members of the Committee. The principal responsibilities of the Committee are to: (i) recommend to the Board the selection, retention or termination of the Fund’s independent auditors; (ii) review with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discuss with the independent auditors certain matters relating to the Fund’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) ensure that the independent auditors submit on a periodic basis a formal written statement with respect to their independence, discuss with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Fund’s independent auditors and recommend that the Board take appropriate action in response thereto to satisfy itself of the independent auditors’ independence; and (v) consider the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies and practices and internal controls. The Board adopted an Audit Committee Charter (the “Charter”) at a meeting held on June 6, 2000. The Board revised and reapproved the Charter on April 11, 2001. A copy of the current Charter is attached to this Proxy Statement as Appendix IV. The Committee also has (a) received written disclosures and the letter required by Independence Standards Board Standard No. 1 from Deloitte & Touche LLP (“D&T”), independent auditors for the Fund, and (b) discussed certain matters required to be discussed by Statements on Auditing Standards No. 61 with D&T. The Committee has considered whether the provision of non-audit services by the Fund’s independent auditors is compatible with maintaining the independence of those auditors.

At its meeting held on July 11, 2001, the Committee reviewed and discussed the audit of the Fund’s financial statements with Fund management and D&T. Had any material concerns arisen during the course of the audit and the preparation of the audited financial statements mailed to stockholders and included in the Fund’s Annual Report, the Committee would have been notified by Fund management or D&T. The Committee received no such notifications. Based on the foregoing, the Committee recommended to the Board that the Fund’s audited financial statements be included in the Fund’s Annual Report to Stockholders for the fiscal year ended May 31, 2001.

In addition to the above, the Committee also reviews and nominates candidates to serve as non-interested Board members. The Committee generally will not consider nominees recommended by stockholders of a Fund. The non-interested Board members have retained independent legal counsel to assist them in connection with these duties.

Committee and Board Meetings

During the Fund’s last fiscal year, each of the Board members then in office attended at least 75% of the aggregate of the total number of meetings of the Board held during the fiscal year and, if a member, of the total number of meetings of the Committee held during the period for which he served. See Appendix I for further information about Committee and Board meetings.

Independent Auditors’ Fees

The following table sets forth the aggregate fees MuniAssets paid D&T for the fiscal year ended May 31, 2001 for professional services rendered for: (i) the audit of the Fund’s annual financial statements and the review of financial statements included in the Fund’s reports to shareholders; (ii) financial information systems design and implementation services provided to the Fund, FAM and entities controlling, controlled by or under common control with FAM that provide services to the Fund; and (iii) all other non-audit services provided to the Fund, FAM, and entities controlling, controlled by or under common control with FAM that provide services to the Fund. The Committee determined that the provision of information technology services under clause (ii) and the provision of non-audit services under clause (iii) are compatible with maintaining the independence of the independent auditors.
Audit Fees Charged to the Fund	Financial Information Systems Design and Implementation Fees	All Other Fees*
$30,700	None	$3,401,400

*	Includes fees billed for non-audit services rendered to MuniAssets, FAM and any entity controlling, controlled by, or under common control with FAM, during the year ended December 31, 2000.

39

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the officers and directors of the Fund and persons who own more than ten percent of a registered class of the Fund’s equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC and the NYSE. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

Based solely on the Fund’s review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, each Fund believes that all of its officers, directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of Section 30 of the Investment Company Act, i.e., any advisory board member, investment adviser or affiliated person of the Fund’s investment adviser, have complied with all filing requirements applicable to them with respect to transactions during the Fund’s most recent fiscal year, except that Michael G. Clark inadvertently made a late Form 4 filing reporting changes in beneficial ownership with respect to MuniAssets.

Interested Persons

MuniAssets considers Mr. Glenn to be an “interested person” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act because of the positions he holds with FAM and its affiliates and/or due to his ownership of securities issued by ML & Co. Mr. Glenn is the President of the Fund.

Compensation of Directors

FAM, the investment adviser of MuniAssets, pays all compensation to all officers of and all Directors of MuniAssets who are affiliated with ML & Co. or its subsidiaries. The Fund pays each Director not affiliated with FAM (each a “non-affiliated Director”) an annual fee plus a fee for each meeting attended, and the Fund also pays each member of the Committee an annual fee plus a fee for each meeting attended, together with such Director’s out-of-pocket expenses relating to attendance at each Board and Committee meeting. Information with respect to fees and expenses paid to the non-interested Directors for the Fund’s most recently completed fiscal year is set forth in Appendix I.

Officers of MuniAssets

Information regarding the officers of MuniAssets is set forth in Appendix I. Officers of the Fund are elected and appointed by the Board and hold office until they resign, are removed or are otherwise disqualified to serve.

INFORMATION CONCERNING THE MEETINGS

Date, Time and Place of Meetings

The Meetings will be held on October 24, 2001 at the offices of Fund Asset Management, L.P. or Merrill Lynch Investment Managers, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey at 9:00 a.m. Eastern time (MuniAssets) and 10:00 a.m. Eastern time (High Income Municipal).

Solicitation, Revocation and Use of Proxies

     A stockholder executing and returning a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy, by giving written notice of the revocation to the Secretary of the appropriate Fund or by voting in person at the Meeting. Although mere attendance at a Meeting will not revoke a proxy, a stockholder present at a Meeting may withdraw his or her proxy and vote in person.

All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Meetings in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted as follows: (i) for the stockholders of MuniAssets only, all proxies submitted by MuniAssets stockholders will be voted “FOR” the election of the Class I nominees to the Board of Directors of MuniAssets, and (ii) for the stockholders of both Funds, all proxies submitted by stockholders of MuniAssets and High Income

40

Municipal will be voted “FOR” the proposal to approve the Agreement and Plan. It is not anticipated that any other matters will be brought before the Meetings. If, however, any other business properly is brought before the Meetings, proxies will be voted in accordance with the judgment of the persons designated on such proxies.

Record Date and Outstanding Shares

Only holders of record of shares of Common Stock of a Fund at the close of business on the Record Date are entitled to vote at a Meeting or any adjournment thereof. At the close of business on the Record Date, the Funds had the number of shares outstanding listed in Appendix I to this Joint Proxy Statement and Prospectus.

Security Ownership of Certain Beneficial Owners and Management

To the knowledge of the Funds, as of the Record Date, no person or entity owns beneficially or of record 5% or more of the shares of the Common Stock of either Fund.

As of the Record Date, the Directors and officers of MuniAssets as a group (11 persons) owned an aggregate of less than 1% of the outstanding shares of MuniAssets Common Stock.

As of the Record Date, the Directors and officers of High Income Municipal as a group (13 persons) owned an aggregate of less than 1% of the outstanding shares of High Income Municipal Common Stock.

On the Record Date, Mr. Glenn, a Director and an officer of each Fund and the other officers of each Fund owned an aggregate of less than 1% of the outstanding shares of Common Stock of ML & Co.

Voting Rights and Required Vote

For the purposes of this Joint Proxy Statement and Prospectus, each share of Common Stock of each Fund is entitled to one vote. Approval of the Agreement and Plan requires the approval of each Fund. With respect to High Income Municipal, approval of the Agreement and Plan requires the affirmative vote of stockholders representing a majority of the shares of High Income Municipal Common Stock entitled to vote on the matter. With respect to MuniAssets, approval of the Agreement and Plan requires the affirmative vote of a majority of the votes cast by the holders of MuniAssets Common Stock with respect to the matter, provided that the total number of votes cast on the matter represents over 50% of all shares entitled to vote on the matter.

For purposes of any vote at a Meeting that requires the approval of the outstanding shares of a Fund’s Common Stock, a quorum consists of a majority of the shares entitled to vote at that Meeting. If, by the time scheduled for each Meeting, a quorum of the applicable Fund’s stockholders is not present, or if a quorum is present but sufficient votes to act upon the Agreement and Plan are not received from the stockholders of the applicable Fund, the persons named as proxies may propose one or more adjournments of a Meeting to permit further solicitation of proxies from stockholders. Any such adjournment will require the affirmative vote of a majority of the shares of the applicable Fund present in person or by proxy and entitled to vote at the session of a Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that adjournment and additional solicitation are reasonable and in the interests of the applicable Fund’s stockholders. No additional notice will be provided to you in the event that a Meeting is adjourned unless otherwise required by applicable law.

With respect to the election of two Class I Directors of MuniAssets, assuming a quorum is present, election of each nominee requires the affirmative vote of a plurality of the votes cast by MuniAssets stockholders. A “plurality of the votes cast” means the candidates must receive more votes than any other candidates for the same positions, but not necessarily a majority of votes cast.

Appraisal Rights

Under Maryland law, stockholders of a company whose shares are not publicly traded are entitled to demand payment for the fair value of their shares upon a transfer of assets. Since High Income Municipal Common Stock is not publicly traded, High Income Municipal stockholders will be entitled to appraisal rights upon the consummation of the Reorganization.

Under Maryland law, a holder of High Income Municipal Common Stock desiring to receive payment of the fair value of his or her stock (an “objecting stockholder”) (i) must file with High Income Municipal a written objection to the Reorganization at or before the Meeting, (ii) may not vote in favor of the Reorganization

41

(although a vote against the Reorganization is not required), and (iii) must make written demand on MuniAssets for payment of his or her stock, stating the number and class of shares for which such stockholder demands payment, within 20 days after the Maryland Department accepts for filing the Articles of Transfer with respect to the Reorganization (MuniAssets is required promptly to give written notice to all objecting stockholders of the date that the Articles of Transfer are accepted for record). A vote against the Reorganization will not be sufficient to satisfy the requirement of a written demand described in clause (iii). An objecting stockholder who fails to adhere to this procedure will be bound by the terms of the Reorganization. An objecting stockholder who demands payment for his or her stock pursuant to the procedure described above ceases to have any rights of a stockholder except the right to receive fair value for his or her shares and has no right to receive any dividends or distribution payable to such holders on a record date after the close of business on the date on which fair value is to be determined, which, for these purposes, will be the date of the Meeting. A demand for payment of fair market value may not be withdrawn, except upon the consent of MuniAssets. Within 50 days after the Articles of Transfer have been accepted for filing, an objecting stockholder who has not received payment for his or her shares may petition a court located in Baltimore, Maryland for an appraisal to determine the fair value of his or her stock.

ADDITIONAL INFORMATION

The expenses of preparing, printing and mailing the enclosed forms of proxy, the accompanying Notice and this Joint Proxy Statement and Prospectus and the costs of soliciting proxies to be voted at the Meetings will be borne by MuniAssets and High Income -- Municipal. See “Agreement and Plan of Reorganization -- Terms of the Agreement and Plan of Reorganization Expenses.”

The Funds will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to the beneficial owners of shares of each Fund and certain persons that the Funds may employ for their reasonable expenses in assisting in the solicitation of proxies from such beneficial owners of shares of capital stock of the Funds.

In order to obtain the necessary quorum at each Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Funds. Each Fund has retained Georgeson Shareholder, 17 State Street, New York, New York 10004 to aid in the solicitation of proxies, at a cost to be borne by MuniAssets and High Income Municipal of approximately $3,000 each, plus out-of-pocket expenses of approximately $5,000 and $7,500, respectively.

Broker-dealer firms, including Merrill Lynch, holding Fund shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each proposal before the Meetings. MuniAssets understands that, under the rules of the NYSE, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of the Class I Directors of MuniAssets if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. With respect to shares of Common Stock of each Fund, broker-dealer firms, including Merrill Lynch, will not be permitted to vote without instructions with respect to the approval of the Agreement and Plan. Each Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of stockholders of that Fund exists. Proxies that are returned to a Fund but that are marked “abstain” or on which a broker-dealer has declined to vote on any proposal (“broker non-votes”) will be counted as present for the purposes of determining a quorum. Abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes, therefore, will not have an effect on the vote on the election of the Class I Directors of MuniAssets. Abstentions and broker non-votes will have the same effect as a vote against the Reorganization with respect to High Income Municipal, but will have no effect on the vote on the Reorganization with respect to MuniAssets assuming that, as required, at least a majority of the votes have been cast on the Reorganization.

     This Joint Proxy Statement and Prospectus does not contain all of the information set forth in the registration statement and the exhibits relating thereto that MuniAssets has filed with the SEC under the Securities Act of 1933, as amended, and the Investment Company Act, to which reference is hereby made.

The Funds are subject to the informational requirements of the Exchange Act and the Investment Company Act and in accordance therewith are required to file reports, proxy statements and other information with the SEC. Any such reports, proxy statements and other information can be inspected and copied at the public

42

reference facilities of the SEC at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the following regional offices of the SEC: Northeast Regional Office, at Seven World Trade Center, 13th Floor, New York, New York 10048; Pacific Regional Office, at 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036; and Midwest Regional Office, at Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. Copies of such materials can be obtained from the public reference section of the SEC at 450 Fifth Street, NW, Washington, DC 20549, at prescribed rates. The SEC maintains a Web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Funds, that file electronically with the SEC. Reports, proxy statements and other information concerning MuniAssets can also be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

CUSTODIAN

BONY acts as the custodian for cash and securities of MuniAssets and High Income Municipal and will serve as custodian for the Combined Fund after the Reorganization. The principal business address of BONY in such capacity is 90 Washington Street, New York, New York 10286.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

BONY serves as the transfer agent, dividend disbursing agent and registrar with respect to the Common Stock of MuniAssets, pursuant to a registrar, transfer agency, dividend disbursing agency and service agreement with MuniAssets. The principal business address of BONY in such capacity is 101 Barclay Street, New York, New York 10286. It is anticipated that BONY will continue to provide these services to the Combined Fund after the Reorganization.

FDS serves as the transfer agent, dividend disbursing agent and registrar with respect to the Common Stock of High Income Municipal, pursuant to a registrar, transfer agency, dividend disbursing agency and service agreement with High Income Municipal. The principal business address of FDS in such capacity is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

ACCOUNTING SERVICES PROVIDER

State Street provides certain accounting services for MuniAssets and High Income Municipal and will provide the same service to the Combined Fund after the Reorganization. The principal business address of State Street in such capacity is 500 College Road East, Princeton, New Jersey 08540.

LEGAL PROCEEDINGS

There are no material legal proceedings to which MuniAssets or High Income Municipal is a party.

LEGAL OPINIONS

Certain legal matters in connection with the Reorganization will be passed upon for High Income Municipal by Sidley Austin Brown & Wood LLP, One World Trade Center, New York, New York 10048 and for MuniAssets by Clifford Chance Rogers & Wells LLP, 200 Park Avenue, New York, New York 10166. Sidley Austin Brown & Wood LLP, special Maryland counsel and special tax counsel to MuniAssets, will render an opinion to MuniAssets.

EXPERTS

The financial highlights of MuniAssets and High Income Municipal included in this Joint Proxy Statement and Prospectus, except for the financial highlights for the six month period ended February 28, 2001 for High Income Municipal, have been so included in reliance on the reports of Deloitte & Touche LLP, independent auditors, given on their authority as experts in auditing and accounting. The principal business address of Deloitte & Touche LLP is Two World Financial Center, New York, New York 10281-1008. Deloitte & Touche LLP will serve as the independent auditors for the Combined Fund after the Reorganization.

STOCKHOLDER PROPOSALS

The 2002 Annual Meeting of MuniAssets is expected to be held in August 2002. If a stockholder intends to present a proposal at the 2002 Annual Meeting of Stockholders of MuniAssets and desires to have the proposal included in the Fund’s proxy statement and form of proxy for that meeting, the stockholder must send the written

43

proposal to MuniAssets by March 17, 2002. Any stockholder of MuniAssets who desires to present a proposal at the 2002 Annual Meeting of Stockholders, without including such proposal in MuniAssets’ proxy statement, must deliver written notice thereof to the Fund by May 31, 2002. Written proposals should be sent to the Secretary of MuniAssets at the offices of MuniAssets.

High Income Municipal is not required, and does not intend, to hold an Annual Meeting of Stockholders. Stockholders wishing to submit proposals for inclusion in a proxy statement for a subsequent stockholder meeting must send their written proposal to High Income Municipal a reasonable time before the Board of Directors’ solicitation relating to such meeting is to be made. Any stockholder who wishes to present any proposal at any subsequent stockholder meeting, without including such proposal in High Income Municipal’s proxy statement relating to the meeting, also must send their written proposal to High Income Municipal within a reasonable time before the Board of Directors’ solicitation relating to such meeting is to be made. Written proposals should be sent to the Secretary of High Income Municipal at the offices of High Income Municipal.

By Order of the Boards of Directors, BRADLEY J. LUCIDO Secretary MuniAssets Fund, Inc. ALICE A. PELLEGRINO Secretary Merrill Lynch High Income Municipal Bond Fund, Inc.

Plainsboro, New Jersey Dated: September 10, 2001

44

                          INDEX TO FINANCIAL STATEMENTS

                                                                            Page
                                                                            ----

Audited Financial Statements for MuniAssets Fund, Inc.
         for the Fiscal Year Ended May 31, 2001.............................F-2

Audited Financial Statements for Merrill Lynch High
         Income Municipal Bond Fund, Inc. for the Fiscal
         Year Ended August 31, 2000.........................................F-12

Unaudited Financial Statements for Merrill Lynch High
         Income Municipal Bond Fund, Inc. for the
         Six-Months Ended February 28, 2001.................................F-23

Unaudited Financial Statements for the Combined
         Fund on a Pro Forma Basis, as of May 31, 2001......................F-33

                                      F-1

                        Audited Financial Statements for
                              MuniAssets Fund, Inc.
                     for the Fiscal Year Ended May 31, 2001

                                      F-2

MuniAssets Fund, Inc.                                            May 31, 2001

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
MuniAssets Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniAssets Fund, Inc. as of May 31,
2001, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management.
Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at May 31, 2001 by correspondence with the custodian and broker; where replies were not received from the broker, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniAssets Fund,
Inc. as of May 31, 2001, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of
America.

Deloitte & Touche LLP
New York, New York
June 27, 2001

                                      F-3

MuniAssets Fund, Inc.                                              May 31, 2001
SCHEDULE OF INVESTMENTS                                           (in Thousands)

                   S&P   Moody's  Face
STATE            Ratings Ratings Amount    Issue                                                                           Value
===================================================================================================================================
Alabama--1.2%        B      NR*   $1,420    Brewton, Alabama, IDB, PCR, Refunding (Container Corporation of
                                            America--Jefferson Smurfit Corp. Project), 8% due 4/01/2009                    $  1,448
                     CCC    NR*    4,324    Mobile, Alabama, IDB, Solid Waste Disposal Revenue Refunding Bonds
                                            (Mobile Energy Services Co. Project), 6.95% due 1/01/2020 (b)                       216
===================================================================================================================================
Alaska--1.9%         NR*    NR*    1,620    Alaska Industrial Development and Export Authority Revenue Bonds
                                            (Williams Lynxs Alaska Cargoport), AMT, 7.80% due 5/01/2014                       1,629
                     NR*    NR*    1,000    Valdez, Alaska, Marine Terminal Revenue Refunding Bonds (Amerada Hess
                                            Pipeline Corporation), 6.10% due 2/01/2024                                        1,001
===================================================================================================================================
Arizona--9.1%        B      Ba3    2,500    Coconino County, Arizona, Pollution Control Corporation Revenue Refunding
                                            Bonds (Tucson Electric Power Navajo), Series B, 7% due 10/01/2032                 2,550
                     BBB    Baa2   2,045    Maricopa County, Arizona, IDA, Health Facilities Revenue Bonds (Catholic
                                            Healthcare West Project), Series A, 5% due 7/01/2021                              1,658
                     NR*    NR*    1,115    Maricopa County, Arizona, IDA, M/F Housing Revenue Bonds (Sun King
                                            Apartments Project), Sub-Series C, 9.50% due 11/01/2031                           1,141
                     NR*    B3     3,000    Phoenix, Arizona, IDA, Airport Facility Revenue Refunding Bonds (America
                                            West Airlines Inc. Project), AMT, 6.30% due 4/01/2023                             2,451
                                            Pima County, Arizona, IDA, Industrial Revenue Refunding Bonds (Tucson
                                            Electric Power Company Project):
                     B+     Ba3    1,040      Series B, 6% due 9/01/2029                                                        959
                     B+     Ba3    2,000      Series C, 6% due 9/01/2029                                                      1,840
                     NR*    NR*    1,710    Show Low, Arizona, Improvement District No. 5, Special Assessment Bonds,
                                            6.375% due 1/01/2015                                                              1,762
===================================================================================================================================
California--4.8%     AAA    NR*    4,000    Los Angeles, California, Department of Water and Power, Electric Plant
                                            Revenue Bonds, RIB, Series 144, 7.87% due 6/15/2029 (a)(e)                        4,587
                     NR*    NR*    1,780    Pleasanton, California, Joint Powers Financing Authority, Revenue
                                            Refunding Bonds, Reassessment, Sub-Series B, 6.60% due 9/02/2008                  1,873
===================================================================================================================================
Colorado--2.0%       NR*    NR*    2,500    Denver, Colorado, Urban Renewal Authority, Tax Increment Revenue Bonds
                                            (Pavilions), AMT, 7.75% due 9/01/2016                                             2,654
===================================================================================================================================
Connecticut--4.9%    NR*    NR*    1,590    Connecticut State Development Authority, IDR (AFCO Cargo BDL-LLC Project),
                                            AMT, 8% due 4/01/2030                                                             1,625
                     BBB    Baa2   4,000    Connecticut State Development Authority, PCR, Refunding (Connecticut Light
                                            and Power Company), Series A, 5.85% due 9/01/2028                                 3,957
                     NR*    B1       990    New Haven, Connecticut, Facility Revenue Bonds (Hill Health Corporation
                                            Project), 9.25% due 5/01/2017                                                     1,018
===================================================================================================================================
Florida--5.0%        NR*    NR*    2,000    Hillsborough County, Florida, IDA, Exempt Facilities Revenue Bonds
                                            (National Gypsum), AMT, Series A, 7.125% due 4/01/2030                            1,440

Portfolio
Abbreviations

To simplify the listings of MuniAssets Fund, Inc.'s portfolio holdings in the
Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT   Alternative Minimum Tax (subject to)
EDA   Economic Development Authority
GO    General Obligation Bonds
IDA   Industrial Development Authority
IDB   Industrial Development Board
IDR   Industrial Development Revenue Bonds
M/F   Multi-Family
PCR   Pollution Control Revenue Bonds
RIB   Residual Interest Bonds
VRDN  Variable Rate Demand Notes

                                     F-4

MuniAssets Fund, Inc.                                              May 31, 2001
SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                   S&P   Moody's   Face
STATE            Ratings Ratings  Amount   Issue                                                                           Value
====================================================================================================================================
Florida              NR*    NR*   $2,800    Parkway Center, Florida, Community Development District Special Assessment
(concluded)                                 Refunding Bonds, Series B, 8% due 5/01/2010                                    $  2,814
                     A1+    VMIG1+ 2,500    Saint Lucie County, Florida, PCR, Refunding (Florida Power and Light
                                            Company Project), VRDN, 3.10% due 9/01/2028 (f)                                   2,500
===================================================================================================================================
Idaho--0.7%          NR*    NR*    1,000    Idaho Health Facilities Authority, Revenue Refunding Bonds (Valley Vista
                                            Care Corporation), Series A, 7.75% due 11/15/2016                                   974
===================================================================================================================================
Illinois--5.2%       NR*    NR*    1,755    Illinois Development Finance Authority Revenue Bonds (Primary Health Care
                                            Centers Facilities Acquisition Program), 7.50% due 12/01/2006                     1,839
                                            Illinois Health Facilities Authority Revenue Bonds:
                     BBB+   NR*    1,000      (Community Hospital of Ottawa Project), 6.75% due 8/15/2014                     1,004
                     BBB+   NR*    2,000      (Community Hospital of Ottawa Project), 6.85% due 8/15/2024                     1,981
                     NR*    Ba3    2,150      (Holy Cross Hospital Project), 6.70% due 3/01/2014                              1,800
                     A1     VMIG1+   400    Illinois Health Facilities Authority, Revenue Refunding Bonds (Resurrection
                                            Health), VRDN, Series A, 3.10% due 5/01/2029 (a)(f)                                 400

===================================================================================================================================
Iowa--0.7%           NR*    NR*     800    Iowa Finance Authority, Health Care Facilities Revenue Refunding Bonds
                                           (Care Initiatives Project), 9.25% due 7/01/2025                                      953
====================================================================================================================================
Kentucky--0.7%       NR*    NR*   1,000    Kenton County, Kentucky, Airport Board, Special Facilities Revenue Bonds
                                           (Mesaba Aviation Inc. Project), AMT, Series A, 6.70% due 7/01/2029                   951
====================================================================================================================================
Louisiana--3.4%      BB-    NR*   4,500    Port New Orleans, Louisiana, IDR, Refunding (Continental Grain Company
                                           Project), 7.50% due 7/01/2013                                                      4,550
====================================================================================================================================
Maryland--4.0%       NR*    NR*   1,930    Maryland State Economic Development Corporation, Revenue Refunding Bonds
                                           (Baltimore Association for Retarded Citizens--Health and Mental Hygiene
                                           Program), Series A, 7.75% due 3/01/2025                                            1,973
                     NR*    NR*   3,000    Maryland State Energy Financing Administration, Limited Obligation
                                           Revenue Bonds (Cogeneration--AES Warrior Run), AMT, 7.40% due 9/01/2019            3,095
                     A1+    VMIG1+  400    Maryland State Energy Financing Administration, Solid Waste Disposal
                                           Revenue Bonds (Cimenteries Project), AMT, VRDN, 3.20% due 5/01/2035 (f)              400
====================================================================================================================================
Massachusetts--3.7%  NR*    NR*     825    Massachusetts State Health and Educational Facilities Authority Revenue
                                           Bonds (New England Memorial Hospital Project), Series C, 7% due 4/01/2014 (b)        165
                     NR*    Ba2   2,220    Massachusetts State Health and Educational Facilities Authority, Revenue
                                           Refunding Bonds (Bay Cove Human Services Issue), Series A, 5.90% due
                                           4/01/2028                                                                          1,810
                     NR*    Aaa   2,765    Massachusetts State Industrial Finance Agency, Revenue Refunding Bonds
                                           (Bay Cove Human Services Inc.), 8.375% due 4/01/2004 (d)                           3,103
====================================================================================================================================
Michigan--0.3%       NR*    VMIG1+  400    Michigan State Strategic Fund, PCR, Refunding (Consumers Power Project),
                                           VRDN, 3.05% due 4/15/2018 (f)(g)                                                     400
====================================================================================================================================
Mississippi--0.7%    BBB-   Ba1   1,000    Mississippi Business Finance Corporation, Mississippi, PCR, Refunding
                                           (System Energy Resources Inc. Project), 5.90% due 5/01/2022                          923
====================================================================================================================================
Missouri--0.7%       NR*    NR*   1,000    Fenton, Missouri, Tax Increment Revenue Refunding and Improvement Bonds
                                           (Gravois Bluffs), 7% due 10/01/2021                                                1,016
====================================================================================================================================
New Jersey--12.4%                          Camden County, New Jersey, Improvement Authority, Lease Revenue Bonds
                                           (Holt Hauling & Warehousing), AMT, Series A:
                     NR*    NR*   1,000      9.625% due 1/01/2011                                                               938
                     NR*    NR*   3,800      9.875% due 1/01/2021                                                             3,563

                                    F-5

MuniAssets Fund, Inc.                                              May 31, 2001
SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                   S&P   Moody's   Face
STATE            Ratings Ratings  Amount   Issue                                                                           Value
====================================================================================================================================
New Jersey                                 Camden County, New Jersey, Pollution Control Financing Authority, Solid
(concluded)                                Waste Resource Recovery Revenue Refunding Bonds, AMT:
                     CCC    B2   $3,000      Series A, 7.50% due 12/01/2010                                                  $2,897
                     CCC    B2      500      Series B, 7.50% due 12/01/2009                                                     483
                     NR*    NR*   2,000    New Jersey EDA, Economic Development Revenue Bonds (Glimcher Properties
                                           LP Project), AMT, 6% due 11/01/2028                                                1,773
                     NR*    NR*   1,000    New Jersey EDA, IDR, Refunding (Newark Airport Marriott Hotel), 7% due
                                           10/01/2014                                                                         1,013
                     NR*    NR*   2,800    New Jersey EDA, Retirement Community Revenue Bonds (Seabrook Village
                                           Inc.), Series A, 8.125% due 11/15/2023                                             2,804
                     BB     Ba2   2,000    New Jersey EDA, Special Facility Revenue Bonds (Continental Airlines Inc.
                                           Project), AMT, 6.25% due 9/15/2029                                                 1,868
                     BBB-   Baa3  1,500    New Jersey Health Care Facilities Financing Authority, Revenue Refunding
                                           Bonds (Trinitas Hospital Obligation Group), 7.40% due 7/01/2020                    1,495
====================================================================================================================================
New Mexico--1.0%     NR*    Baa3  1,500    Farmington, New Mexico, PCR, Refunding (Public Service Company--San Juan
                                           Project), Series A, 5.80% due 4/01/2022                                            1,413
====================================================================================================================================
New York--1.8%                             Utica, New York, GO, Public Improvement Bonds:
                     BB     Ba1     700      9.25% due 8/15/2001                                                                705
                     BB     Ba1     700      9.25% due 8/15/2002                                                                726
                     BB     Ba1     700      9.25% due 8/15/2003                                                                745
                     BB     Ba1     250      8.50% due 8/15/2015                                                                278
====================================================================================================================================
North Carolina--1.2% BBB    Baa3    350    North Carolina Eastern Municipal Power Agency, Power System Revenue
                                           Refunding Bonds, Series A, 5.75% due 1/01/2026                                       335
                     NR*    NR*   1,200    North Carolina Medical Care Commission, Health Care Facilities, First
                                           Mortgage Revenue Refunding Bonds (Presbyterian Homes Project), 7%
                                           due 10/01/2031                                                                     1,223
====================================================================================================================================
Ohio--2.2%           NR*    Ba2   3,365    Cleveland, Ohio, Airport Special Revenue Refunding Bonds (Continental
                                           Airlines Inc. Project), AMT, 5.70% due 12/01/2019                                  2,934
====================================================================================================================================
Oregon--3.3%         NR*    NR*   1,630    Klamath Falls, Oregon, Electric Revenue Refunding Bonds (Klamath
                                           Cogeneration Project), Senior Lien, 6% due 1/01/2025                               1,534
                     NR*    VMIG1+  200    Oregon State Health, Housing, Educational and Cultural Facilities
                                           Authority Revenue Bonds (Guide Dogs for the Blind), VRDN, Series A, 3.05%
                                           due 7/01/2025 (f)                                                                    200
                     NR*    NR*     700    Western Generation Agency, Oregon, Cogeneration Project Revenue Bonds
                                           (Wauna Cogeneration Project), Series A, 7.125% due 1/01/2021                         705
                     B      NR*   2,000    Yamhill County, Oregon, PCR, Refunding (Smurfit Newsprint Corporation
                                           Project), 8% due 12/01/2003                                                        2,034
====================================================================================================================================
Pennsylvania--7.4%   NR*    NR*     250    Lancaster County, Pennsylvania, Hospital Authority Revenue Bonds
                                           (Health Center--Saint Anne's Home), 6.60% due 4/01/2024                              240
                     NR*    Ba2   1,500    Lehigh County, Pennsylvania, General Purpose Authority, Revenue
                                           Refunding Bonds (Kidspeace Obligation Group), 6% due 11/01/2023                    1,266
                                      3    Northhampton Pulp LLC (b)(c)(h)                                                      398
                     AAA    NR*   1,455    Pennsylvania State Higher Educational Facilities Authority, College and
                                           University Revenue Refunding Bonds (Eastern College), Series A, 8% due
                                           10/15/2006 (d)                                                                     1,768
                     NR*    NR*   4,000    Philadelphia, Pennsylvania, Authority for IDR, Commercial Development,
                                           AMT, 7.75% due 12/01/2017                                                          4,208
                     NR*    NR*   2,625    Philadelphia, Pennsylvania, Authority for Industrial Development,
                                           Health Care Facility Revenue Refunding Bonds (Paul's Run), Series A,
                                           5.875% due 5/15/2028                                                               2,203
====================================================================================================================================
South Carolina--1.2% BBB    NR*   1,500    South Carolina Jobs, EDA, Economic Development Revenue Bonds (Westminster
                                           Presbyterian Center), 7.75% due 11/15/2030                                         1,586
====================================================================================================================================
Texas--6.1%          BBB-   Baa3  1,000    Austin, Texas, Convention Center Revenue Bonds (Convention Enterprises
                                           Inc.), First Tier, Series A, 6.70% due 1/01/2028                                   1,000

                                      F-6

MuniAssets Fund, Inc.                                              May 31, 2001
SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                   S&P   Moody's   Face
STATE            Ratings Ratings  Amount   Issue                                                                           Value
====================================================================================================================================
Texas (concluded)    BB     Ba1  $3,000    Houston, Texas, Airport System Revenue Bonds (Special
                                           Facilities--Continental Airlines), AMT, Series B, 6.125% due 7/15/2017          $  2,766
                     BBB-   Baa2  4,500    Lower Colorado River Authority, Texas, PCR (Samsung Austin Semiconductor),
                                           AMT, 6.375% due 4/01/2027                                                          4,457
====================================================================================================================================
Utah--1.3%           NR*    NR*   1,660    Carbon County, Utah, Solid Waste Disposal Revenue Refunding Bonds
                                           (Laidlaw Environmental), AMT, Series A, 7.45% due 7/01/2017                        1,694
====================================================================================================================================
Vermont--2.4%        NR*    NR*   3,015    Vermont Educational and Health Buildings Financing Agency, Revenue
                                           Refunding Bonds (College of Saint Joseph Project), 8.50% due 11/01/2024            3,307
====================================================================================================================================
Virginia--8.7%       NR*    NR*   1,500    Dulles Town Center, Virginia, Community Development Authority, Special
                                           Assessment Tax (Dulles Town Center Project), 6.25% due 3/01/2026                   1,459
                     NR*    NR*   3,075    Peninsula Ports Authority, Virginia, Revenue Refunding Bonds (Port
                                           Facility--Zeigler Coal), 6.90% due 5/02/2022 (b)                                   1,414
                                           Pittsylvania County, Virginia, IDA, Revenue Refunding Bonds,
                                           Exempt-Facility, AMT, Series A:
                     NR*    NR*   1,700      7.50% due 1/01/2014                                                              1,624
                     NR*    NR*   1,000      7.55% due 1/01/2019                                                                947
                                           Pocahontas Parkway Association, Virginia, Toll Road Revenue Bonds,
                                           Capital Appreciation:
                     NR*    Ba1   6,200      First Tier, Sub-Series C, 6.25%** due 8/15/2032                                    616
                     BBB-   Baa3 48,400      Senior Series B, 5.95%** due 8/15/2032                                           5,672
====================================================================================================================================
Washington--1.4%     NR*    NR*   1,900    Port Seattle, Washington, Special Facilities Revenue Bonds (Northwest
                                           Airlines Project), AMT, 7.25% due 4/01/2030                                        1,868
====================================================================================================================================
Wisconsin--0.7%      NR*    NR*   1,000    Wisconsin State Health and Educational Facilities Authority Revenue Bonds
                                           (Oakwood Village Project), Series A, 7.625% due 8/15/2030                          1,014
====================================================================================================================================
                     Total Investments (Cost--$143,775)--100.1%                                                             135,633

                     Liabilities in Excess of Other Assets--(0.1%)                                                             (185)
                                                                                                                           --------
                     Net Assets--100.0%                                                                                    $135,448
                                                                                                                           ========
====================================================================================================================================

(a)   FSA Insured.
(b)   Non-income producing security.
(c)   These shares represent an equity interest in the reorganization of
      Ponderosa Fibres PA. The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(d)   Prerefunded.
(e)   The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at May 31, 2001.
(f)   The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at May 31,
      2001.
(g)   AMBAC Insured.
(h)   Escrowed to maturity.
 *    Not Rated.
**    Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
 +    Highest short-term rating by Moody's Investors Service, Inc.
      Ratings of issues shown have not been audited by Deloitte & Touche LLP.

      See Notes to Financial Statements.

                                      F-7

MuniAssets Fund, Inc.                            May 31, 2001
STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

              As of May 31, 2001
========================================================================================================
Assets:       Investments, at value (identified cost-$143,774,607) ....                    $ 135,632,525
              Cash .....................................................                          24,608
              Receivables:
                Interest ...............................................   $   2,466,628
                Securities sold ........................................         247,438       2,714,066
                                                                           -------------
              Prepaid expenses and other assets ........................                           8,195
                                                                                           -------------
              Total assets .............................................                     138,379,394
                                                                                           -------------
========================================================================================================
Liabilities:  Payables:
                Securities purchased ...................................       2,845,481
                Investment adviser .....................................          50,905       2,896,386
                                                                           -------------
              Accrued expenses and other liabilities ...................                          34,523
                                                                                           -------------
              Total liabilities ........................................                       2,930,909
                                                                                           -------------
========================================================================================================
Net Assets:   Net assets ...............................................                   $ 135,448,485
                                                                                           =============
========================================================================================================
Capital:      Common Stock, par value $.10 per share; 200,000,000 shares
              authorized; 10,454,359 shares issued and outstanding .....                   $   1,045,436
              Paid-in capital in excess of par .........................                     148,814,553
              Undistributed investment income--net .....................                         845,463
              Accumulated realized capital losses on investments--net ..                      (7,114,885)
              Unrealized depreciation on investments--net ..............                      (8,142,082)
                                                                                           -------------
              Total capital--Equivalent to $12.96 net asset value per
              share of Common Stock (market price--$13.00) .............                   $ 135,448,485
                                                                                           =============
========================================================================================================

              See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                    For the Year Ended May 31, 2001
==========================================================================================================
Investment          Interest and amortization of premium and discount earned                  $  9,698,498
Income:
==========================================================================================================
Expenses:           Investment advisory fees ...............................   $    740,906
                    Professional fees ......................................         57,834
                    Accounting services ....................................         53,362
                    Directors' fees and expenses ...........................         40,498
                    Listing fees ...........................................         35,652
                    Printing and shareholder reports .......................         33,577
                    Transfer agent fees ....................................         31,869
                    Custodian fees .........................................          9,153
                    Pricing fees ...........................................          8,722
                    Other ..................................................         15,539
                                                                               ------------
                    Total expenses .........................................                     1,027,112
                                                                                              ------------
                    Investment income--net .................................                     8,671,386
                                                                                              ------------
==========================================================================================================
Realized &          Realized loss on investments--net ......................                    (2,286,735)
Unrealized          Change in unrealized depreciation on investments--net ..                     4,301,686
Gain (Loss) on                                                                                ------------
Investments--Net:   Net Increase in Net Assets Resulting from Operations ...                  $ 10,686,337
                                                                                              ============
==========================================================================================================

                    See Notes to Financial Statements.

                                       F-8

MuniAssets Fund, Inc.                            May 31, 2001

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                 For the Year Ended May 31,
                                                                                               ------------------------------
                 Increase (Decrease) in Net Assets:                                                 2001             2000
=============================================================================================================================
Operations:      Investment income--net ....................................................   $   8,671,386    $   8,385,908
                 Realized loss on investments--net .........................................      (2,286,735)      (3,125,350)
                 Change in unrealized appreciation/depreciation on investments--net ........       4,301,686      (14,597,801)
                                                                                               -------------    -------------
                 Net increase (decrease) in net assets resulting from operations ...........      10,686,337       (9,337,243)
                                                                                               -------------    -------------
=============================================================================================================================
Dividends to     Dividends to shareholders from investment income--net .....................      (8,588,342)      (8,480,641)
Shareholders:                                                                                  -------------    -------------
=============================================================================================================================
Common Stock     Value of shares issued to Common Stock shareholders in reinvested dividends         285,115               --
Transactions:                                                                                  -------------    -------------
=============================================================================================================================
Net Assets:      Total increase (decrease) in net assets ...................................       2,383,110      (17,817,884)
                 Beginning of year .........................................................     133,065,375      150,883,259
                                                                                               -------------    -------------
                 End of year* ..............................................................   $ 135,448,485    $ 133,065,375
                                                                                               =============    =============
=============================================================================================================================
                *Undistributed investment income--net ......................................   $     845,463    $     747,094
                                                                                               =============    =============
=============================================================================================================================

                 See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                     The following per share data and ratios have been derived
                     from information provided in the financial statements.                 For the Year Ended May 31,
                                                                                ---------------------------------------------------
                     Increase (Decrease) in Net Asset Value:                     2001      2000       1999       1998       1997
===================================================================================================================================
Per Share            Net asset value, beginning of year ......................  $  12.76  $  14.46   $  14.77   $  14.16   $  13.74
Operating                                                                       --------  --------   --------   --------   --------
Performance:           Investment income--net .................................      .83       .80        .83        .84        .84
                       Realized and unrealized gain (loss) on investments--net       .19     (1.69)      (.32)       .62        .42
                                                                                --------  --------   --------   --------   --------
                     Total from investment operations ........................      1.02      (.89)       .51       1.46       1.26
                                                                                --------  --------   --------   --------   --------
                     Less dividends from investment income--net ..............      (.82)     (.81)      (.82)      (.85)      (.84)
                                                                                --------  --------   --------   --------   --------
                     Net asset value, end of year ............................  $  12.96  $  12.76   $  14.46   $  14.77   $  14.16
                                                                                ========  ========   ========   ========   ========
                     Market price per share, end of year .....................  $  13.00  $11.1875   $  13.00   $  13.75   $ 12.625
                                                                                ========  ========   ========   ========   ========
===================================================================================================================================
Total Investment     Based on net asset value per share ......................     8.58%    (5.45%)     3.74%     10.87%     10.11%
Return:*                                                                        ========  ========   ========   ========   ========
                     Based on market price per share .........................    24.22%    (7.79%)      .19%     15.76%      9.01%
                                                                                ========  ========   ========   ========   ========
===================================================================================================================================
Average              Expenses ................................................      .76%      .74%       .72%       .75%       .76%
Net Assets:                                                                     ========  ========   ========   ========   ========
                     Investment income--net ..................................     6.44%     5.96%      5.66%      5.75%      6.06%
                                                                                ========  ========   ========   ========   ========
===================================================================================================================================
Supplemental         Net assets, end of year (in thousands) ..................  $135,448  $133,065   $150,883   $153,947   $147,630
Data:                                                                           ========  ========   ========   ========   ========
                     Portfolio turnover ......................................    17.11%    32.38%     40.57%     36.39%     45.15%
                                                                                ========  ========   ========   ========   ========
===================================================================================================================================

*     Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

      See Notes to Financial Statements.

                                      F-9

MuniAssets Fund, Inc.                                            May 31, 2001

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniAssets Fund, Inc. (the "Fund") is registered under the Investment Company
Act of 1940 as a non-diversified, closed-end management investment company. The
Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUA. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the
Fund's pricing service from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges.
Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the
Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities.
Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the
Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the
Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses.
When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to)
the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.
Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates).
Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The
Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective June 1, 2001, as now required under the new AICPA Audit and
Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund, but will result in a $43,627 increase to the cost of securities and a corresponding
$43,627 decrease to net unrealized depreciation, based on debt securities held as of May 31, 2001.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

                                      F-10

MuniAssets Fund, Inc.                                            May 31, 2001

NOTES TO FINANCIAL STATEMENTS (concluded)

(f) Reclassification--Accounting principles generally accepted in the United
States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $15,325 have been reclassified between accumulated realized capital gains and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset
Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc.
("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML
& Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of
 .55% based upon the average weekly value of the Fund's net assets.

Prior to January 1, 2001, FAM provided accounting services to the Fund at its cost and the Fund reimbursed FAM for these services. FAM continues to provide certain accounting services to the Fund. The Fund reimburses FAM at its cost for such services. For the year ended May 31, 2001, the Fund reimbursed FAM an aggregate of $31,455 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective
January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or directors of the Fund are officers and/or directors of
FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2001 were $22,491,118 and $22,156,496, respectively.

Net realized losses for the year ended May 31, 2001 and net unrealized losses as of May 31, 2001 were as follows:

--------------------------------------------------------------------------------
                                                Realized             Unrealized
                                                 Losses                Losses
--------------------------------------------------------------------------------
Long-term investments ................         $(2,286,735)         $(8,142,082)
                                               -----------          -----------
Total ................................         $(2,286,735)         $(8,142,082)
                                               ===========          ===========
--------------------------------------------------------------------------------

As of May 31, 2001, net unrealized depreciation for Federal income tax purposes aggregated $8,142,082, of which $3,680,794 related to appreciated securities and
$11,822,876 related to depreciated securities. The aggregate cost of investments at May 31, 2001 for Federal income tax purposes was $143,774,607.

4. Common Stock Transactions:

At May 31, 2001, the Fund had one class of shares of Common Stock, par value
$.10 per share, of which 200,000,000 shares were authorized. Shares issued and outstanding during the year ended May 31, 2001 increased by 22,168 as a result of dividend reinvestment and during the year ended May 31, 2000 remained constant.

5. Capital Loss Carryforward:

At May 31, 2001, the Fund had a net capital loss carryforward of approximately
$4,941,000, of which $1,047,000 expires in 2004, $2,037,000 expires in 2008, and
$1,857,000 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On June 7, 2001, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.072815 payable on June
28, 2001 to shareholders of record as of June 19, 2001.

                                      F-11

               Audited Financial Statements for Merrill Lynch High
                 Income Municipal Bond Fund, Inc. for the Fiscal
                           Year Ended August 31, 2000

                                      F-12

Merrill Lynch High Income Municipal Bond Fund, Inc.    August 31, 2000

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch High Income Municipal
Bond Fund, Inc.:

We have audited the accompanying statement of assets and
liabilities, including the schedule of investments, of Merrill Lynch
High Income Municipal Bond Fund, Inc. as of August 31, 2000, the
related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's
management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 2000 by
correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of
Merrill Lynch High Income Municipal Bond Fund, Inc. as of August 31,
2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the
United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
October 5, 2000

                                      F-13

Merrill Lynch High Income Municipal Bond Fund, Inc.                                                     August 31, 2000

SCHEDULE OF INVESTMENTS                                           (in Thousands)
                 S&P    Moody's   Face
State          Ratings  Ratings  Amount                       Issue                                            Value
=======================================================================================================================
Alabama--1.8%     B       NR*  $ 1,000   Brewton, Alabama, IDB, PCR, Refunding (Container Corporation
                                         of America--Jefferson Smurfit Corp. Project),
                                         8% due 4/01/2009                                                      $  1,039
                  CCC     Ca     5,285   Mobile, Alabama, IDB, Solid Waste Disposal Revenue Refunding
                                         Bonds (Mobile Energy Services Co. Project), 6.95% due
                                         1/01/2020 (e)                                                            1,718

=======================================================================================================================
Arizona--7.4%     B       Ba3    3,000   Coconino County, Arizona, Pollution Control Corporation,
                                         Revenue Refunding Bonds (Tucson Electric Power--Navajo),
                                         AMT, Series A, 7.125% due 10/01/2032                                     3,059
                  NR*     NR*    1,280   Maricopa County, Arizona, IDA, M/F Housing Revenue Bonds
                                         (Sun King Apartments Project), Sub-Series C, 9.50% due
                                         11/01/2031                                                               1,307
                  NR*     B1     4,600   Phoenix, Arizona, IDA, Airport Facility Revenue Refunding
                                         Bonds (America West Airlines Inc. Project), AMT, 6.30% due
                                         4/01/2023                                                                4,146
                  NR*     NR*    1,235   Pima County, Arizona, IDA, Industrial Revenue Bonds (La
                                         Hacienda Project), 9.50% due 12/01/2016                                  1,323
                  B       Ba3      500   Pima County, Arizona, IDA, Industrial Revenue Refunding Bonds
                                         (Tucson Electric Power Company Project), Series C, 6% due
                                         9/01/2029                                                                  460
                                         Sedona, Arizona, Wastewater Municipal Property Corporation,
                                         Excise Tax Revenue Refunding Bonds (d):
                  AAA     NR*    1,410      5.20%** due 7/01/2021                                                   447
                  AAA     NR*    1,310      5.24%** due 7/01/2023                                                   369
=======================================================================================================================
California--4.6%  NR*     NR*    1,500   Long Beach, California, M/F Housing Redevelopment Agency,
                                         Revenue Bonds (Pacific Court Apartments), AMT, Issue B, 6.80%
                                         due 9/01/2013 (e)                                                          930
                  AAA     NR*    5,865   Los Angeles, California, Department of Water and Power,
                                         Electric Plant Revenue Bonds, RIB, Series 144, 6.89% due
                                         6/15/2029 (b)(h)                                                         5,888
=======================================================================================================================
Colorado--6.4%    NR*     NR*    1,700   Colorado Post--Secondary Educational Facilities Authority
                                         Revenue Bonds (Colorado Ocean Journey Inc. Project), 8.30%
                                         due 12/01/2017                                                           1,857
                  A       A2     2,000   Denver, Colorado, City and County Airport Revenue Bonds, AMT,
                                         Series D, 7.75% due 11/15/2013                                           2,394
                  NR*     NR*    3,000   Denver, Colorado, Urban Renewal Authority, Tax Increment and
                                         Allocation Bonds, AMT, 7.75% due 9/01/2017                               3,204
                                         San Miguel County, Colorado (Mountain Village Metropolitan
                                         District), GO, Refunding:
                  NR*     NR*    1,350      8.10% due 12/01/2002 (f)                                              1,466
                  NR*     NR*      650      8.10% due 12/01/2011                                                    693

=======================================================================================================================

PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch High Income Municipal Bond
Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT        Alternative Minimum Tax (subject to)
EDA        Economic Development Authority
GO         General Obligation Bonds
HFA        Housing Finance Agency
IDA        Industrial Development Authority
IDB        Industrial Development Board
IDR        Industrial Development Revenue Bonds
INFLOS     Inverse Floating Rate Municipal Bonds
M/F        Multi-Family
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
S/F        Single-Family

                                      F-14

Merrill Lynch High Income Municipal Bond Fund, Inc.                                                     August 31, 2000

SCHEDULE OF INVESTMENTS (continued)                                                                 (in Thousands)

                 S&P    Moody's   Face
State          Ratings  Ratings  Amount                       Issue                                            Value
=======================================================================================================================
Connecticut--3.2% NR*     NR*  $ 1,900   Connecticut State Development Authority, IDR (AFCO Cargo
                                         BDL--LLC Project), AMT, 8% due 4/01/2030                               $ 1,942
                  NR*     NR*    1,080   Connecticut State Health and Educational Facilities Authority
                                         Revenue Bonds (Edgehill Issue), Series A, 6.875% due 7/01/2027           1,057
                  NR*     B1     1,745   New Haven, Connecticut, Facility Revenue Bonds (Hill Health
                                         Corporation Project), 9.25% due 5/01/2017                                1,808

=======================================================================================================================
Florida--5.4%     NR*     NR*      940   Arbor Greene Community Development District, Florida, Special
                                         Assessment Revenue Bonds, 7.60% due 5/01/2018                              991
                  NR*     NR*      975   Grand Haven Community Development District, Florida, Special
                                         Assessment Bonds, Series B, 6.90% due 5/01/2019                            977
                  NR*     NR*    3,000   Orlando, Florida, Special Assessment Bonds (Conroy Road
                                         Interchange Project), Series A, 5.80% due 5/01/2026                      2,654
                  NR*     NR*    3,400   Parkway Center, Florida, Community Development District
                                         Special Assessment Refunding Bonds, Series B, 8% due 5/01/2010           3,388

=======================================================================================================================
Georgia--1.3%     NR*     NR*    1,895   Atlanta, Georgia, Urban Residential Finance Authority, M/F
                                         Mortgage Revenue Bonds (Northside Plaza Apartments Project),
                                         AMT, 9.75% due 11/01/2020                                                1,941

=======================================================================================================================
Illinois--7.5%    BBB-    Baa1   4,000   Chicago, Illinois, O'Hare International Airport, Special Facility
                                         Revenue Refunding Bonds (American Airlines Inc. Project),
                                         8.20% due 12/01/2024                                                     4,383
                  NR*     NR*    3,195   Illinois Development Finance Authority, Primary Health Care
                                         Centers Facilities, Acquisition Program Revenue Bonds, 7.75%
                                         due 12/01/2016                                                           3,468
                  NR*     NR*    2,000   Illinois Educational Facilities Authority, Revenue Refunding
                                         Bonds (Chicago Osteopathic Health System), 7.25% due
                                         11/15/2019 (f)                                                           2,383
                  BBB     NR*    1,000   Lansing, Illinois, Tax Increment Revenue Refunding Bonds
                                         (Sales Tax--Landings Redevelopment), 7% due 12/01/2008                   1,058

=======================================================================================================================
Indiana--2.4%     A+      NR*    1,500   Indiana Bond Bank Revenue Bonds, Special Hospital Program
                                         (Hendricks Community Hospital), Series A, 7.125% due 4/01/2013           1,571
                  NR*     NR*    2,000   Indianapolis, Indiana, M/F Revenue Bonds (Lake Nora Fox Club
                                         Project), Series B, 7.50% due 10/01/2029                                 1,970
=======================================================================================================================
Iowa--1.2%        NR*     NR*    1,500   Iowa Finance Authority, Health Care Facilities Revenue Refunding
                                         Bonds (Care Initiatives Project), 9.25% due 7/01/2025                    1,798
=======================================================================================================================
Kentucky--3.9%    NR*     NR*    1,850   Kenton County, Kentucky, Airport Board, Special Facilities
                                         Revenue Bonds (Mesaba Aviation Inc. Project), AMT, Series A,
                                         6.70% due 7/01/2029                                                      1,758
                  AAA     Aaa    3,700   Louisville, Kentucky, Hospital Revenue Refunding Bonds,
                                         INFLOS, 8.578% due 10/01/2014 (d)(h)                                     4,001
=======================================================================================================================
Louisiana--2.0%   CC      NR*    3,000   Port New Orleans, Louisiana, IDR, Refunding (Continental
                                         Grain Company Project), 7.50% due 7/01/2013                              3,039

=======================================================================================================================
Maryland--3.4%    NR*     NR*    5,000   Maryland State Energy Financing Administration, Limited
                                         Obligation Revenue Bonds (Cogeneration--AES Warrior Run),
                                         AMT, 7.40% due 9/01/2019                                                 5,087

=======================================================================================================================
Massachusetts--   NR*     NR*    1,145   Boston, Massachusetts, Industrial Development Financing
6.1%                                     Authority, Solid Waste Disposal Facility Revenue Bonds
                                         (Jet-A-Way Project), AMT, 10.50% due 1/01/2011                           1,195
                  NR*     NR*    1,475   Massachusetts State Health and Educational Facilities Authority
                                         Revenue Bonds (New England Memorial Hospital Project),
                                         Series C, 7% due 4/01/2014 (e)                                             371
                  NR*     Ca     2,745   Massachusetts State Health and Educational Facilities Authority,
                                         Revenue Refunding Bonds (New England Memorial Hospital),
                                         Series B, 6.125% due 7/01/2013 (e)                                         549
                  NR*     AAA    1,580   Massachusetts State Industrial Finance Agency, Revenue
                                         Refunding Bonds (Bay Cove Human Services Inc.), 8.375% due
                                         4/01/2004 (f)                                                            1,766
                  NR*     NR*    5,000   Massachusetts State Port Authority, Special Project Revenue
                                         Bonds (Harborside Hyatt Project), AMT, 10% due 3/01/2026                 5,182

=======================================================================================================================
Mississippi--1.5% NR*     NR*    2,275   Mississippi Development Bank, Special Obligation Revenue
                                         Refunding Bonds (Diamond Lakes Utilities), Series A, 6.25%
                                         due 12/01/2017                                                           2,179

=======================================================================================================================

                                      F-15

Merrill Lynch High Income Municipal Bond Fund, Inc.                                                     August 31, 2000

SCHEDULE OF INVESTMENTS (continued)                                                                 (in Thousands)

                 S&P    Moody's   Face
State          Ratings  Ratings  Amount                       Issue                                            Value
=======================================================================================================================
Nevada--1.4%      BBB     Baa1 $ 2,500   Henderson, Nevada, Health Care Facility Revenue Bonds
                                         (Catholic Healthcare West--Saint Rose Dominican Hospital),
                                         5.375% due 7/01/2026                                                   $ 2,046

=======================================================================================================================
New Jersey--15.0%                        Camden County, New Jersey, Improvement Authority, Lease
                                         Revenue Bonds (Holt Hauling & Warehousing), AMT, Series A:
                  CCC     NR*    4,600      9.625% due 1/01/2011                                                  4,559
                  CCC     NR*    2,000      9.875% due 1/01/2021                                                  1,980
                  CCC     B2     4,000   Camden County, New Jersey, Pollution Control Financing
                                         Authority, Solid Waste Resource Recovery Revenue Bonds,
                                         Series D, 7.25% due 12/01/2010                                           3,790
                  CCC     B2     6,000   Camden County, New Jersey, Pollution Control Financing
                                         Authority, Solid Waste Resource Recovery Revenue Refunding
                                         Bonds, AMT, Series A, 7.50% due 12/01/2010                               5,789
                  NR*     NR*    3,000   New Jersey EDA, Economic Development Revenue Bonds
                                         (Glimcher Properties LP Project), AMT, 6% due 11/01/2028                 2,721
                  NR*     NR*    1,500   New Jersey EDA, IDR, Refunding (Newark Airport Marriott
                                         Hotel), 7% due 10/01/2014                                                1,532
                  BBB-    Baa3   2,000   New Jersey Health Care Facilities Financing Authority, Revenue
                                         Refunding Bonds (Trinitas Hospital Obligation Group), 7.375%
                                         due 7/01/2015                                                            2,061

=======================================================================================================================
New Mexico--      B      Ba3    1,000   Farmington, New Mexico, PCR, Refunding (Tucson Electric
0.7%                                     Power Co.--San Juan Project), Series A, 6.95% due 10/01/2020             1,011
=======================================================================================================================
New York--2.4%                           Utica, New York, GO, Public Improvement:
                  BB      Ba3      635      8.50% due 8/15/2007                                                     709
                  BB      Ba3      635      8.50% due 8/15/2008                                                     708
                  BB      Ba3      500      8.50% due 8/15/2009                                                     558
                  BB      Ba3      500      8.50% due 8/15/2010                                                     558
                  BB      Ba3      500      8.50% due 8/15/2011                                                     558
                  BB      Ba3      500      8.50% due 8/15/2012                                                     558

=======================================================================================================================
Ohio--0.7%        AAA     Aaa    1,050   Ohio HFA, S/F Mortgage Revenue Bonds, RIB, AMT, Series A,
                                         9.061% due 3/24/2031 (c)(h)                                              1,105

=======================================================================================================================
Oregon--1.7%      NR*     NR*    1,000   Western Generation Agency, Oregon, Cogeneration Project
                                         Revenue Bonds (Wauna Cogeneration Project), AMT, Series B,
                                         7.40% due 1/01/2016                                                      1,036
                  B       NR*    1,455   Yamhill County, Oregon, PCR, Refunding (Smurfit Newsprint
                                         Corporation Project), 8% due 12/01/2003                                  1,503

=======================================================================================================================
Pennsylvania--    NR*     NR*    1,000   Lehigh County, Pennsylvania, General Purpose Authority,
6.2%                                     Revenue Refunding Bonds (Kidspeace Obligation Group),
                                         6% due 11/01/2023                                                          828
                                     5   Northhampton Pulp LLC (a)(e)(g)                                            671
                  NR*     NR*    5,000   Philadelphia, Pennsylvania, Authority for IDR, Commercial
                                         Development, AMT, 7.75% due 12/01/2017                                   5,278
                  NR*     NR*    3,125   Philadelphia, Pennsylvania, Authority for Industrial Development,
                                         Health Care Facility Revenue Refunding Bonds (Paul's Run),
                                         Series A, 5.875% due 5/15/2028                                           2,511

=======================================================================================================================
South Carolina--  BBB     NR*    2,000   South Carolina Jobs, EDA, Economic Development Revenue
1.7%                                     Bonds (Westminster Presbyterian Center), 7.75% due 11/15/2030            2,065
                  NR*     NR*      500   South Carolina Jobs, EDA, Health Facilities Revenue Bonds,
                                         First Mortgage (Lutheran Homes Project), 6.625% due 5/01/2028              467

=======================================================================================================================
Texas--1.8%       BB      Ba1    3,000   Houston, Texas, Airport System Revenue Bonds (Special
                                         Facilities--Continental Airlines), AMT, Series C, 6.125%
                                         due 7/15/2027                                                            2,674

=======================================================================================================================
Utah--0.1%        NR*     NR*    3,200   Tooele County, Utah, PCR, Refunding (Laidlaw Environmental),
                                         AMT, Series A, 7.55% due 7/01/2027 (e)                                     123

=======================================================================================================================
Vermont--1.1%     NR*     NR*    1,450   Vermont Educational and Health Buildings Financing Agency,
                                         Revenue Refunding Bonds (College of Saint Joseph Project),
                                         8.50% due 11/01/2024                                                     1,602
=======================================================================================================================

                                      F-16

Merrill Lynch High Income Municipal Bond Fund, Inc.                                                     August 31, 2000

SCHEDULE OF INVESTMENTS (concluded)                                                                 (in Thousands)

                 S&P    Moody's   Face
State          Ratings  Ratings  Amount                       Issue                                            Value
=======================================================================================================================
Virginia--7.5%    NR*     NR*  $ 4,560   Peninsula Ports Authority, Virginia, Revenue Refunding Bonds
                                         (Port Facility--Zeigler Coal), 6.90% due 5/02/2022                    $  2,234
                  NR*     NR*    2,000   Pittsylvania County, Virginia, IDA Revenue Refunding Bonds,
                                         Exempt--Facility, AMT, Series A, 7.50% due 1/01/2014                     2,075
                                         Pocahontas Parkway Association, Virginia, Toll Road Revenue
                                         Bonds:
                  NR*     Ba1    5,500      1st Tier, Sub-Series C, 6.25%** due 8/15/2027                           729
                  NR*     Ba1    9,000      1st Tier, Sub-Series C, 6.25%** due 8/15/2035                           655
                  BBB-    Baa3  48,400      Senior Series B, 5.95%** due 8/15/2031                                5,468

=======================================================================================================================
Total Investments (Cost--$159,332)--98.4%                                                                       146,978

Other Assets Less Liabilities--1.6%                                                                               2,416
                                                                                                               --------
Net Assets--100.0%                                                                                             $149,394
                                                                                                               ========
=======================================================================================================================
(a)Escrowed to maturity.
(b)FSA Insured.
(c)GNMA Collateralized.
(d)MBIA Insured.
(e)Non-income producing security.
(f)Prerefunded.
(g)These shares represent an equity interest in the reorganization of Ponderosa Fibres PA. The security may be offered and sold to
   "qualified institutional buyers" under Rule 144A of the Securities
   Act of 1933.
(h)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at August 31, 2000.
*Not Rated.
**Represents a zero coupon; the interest rate shown is the effective yield at the time of purchase by the Fund.
  Ratings of issues shown have not been audited by Deloitte & Touche
  LLP.

See Notes to Financial Statements.

                                      F-17

Merrill Lynch High Income Municipal Bond Fund, Inc.                                                     August 31, 2000

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of August 31, 2000

Assets:             Investments, at value (identified cost--$159,332,391)                                   $146,977,887
                    Cash                                                                                          45,213
                    Receivables:
                      Interest                                                             $  3,033,650
                      Capital shares sold                                                        35,604        3,069,254
                                                                                           ------------
                    Prepaid registration fees and other assets                                                    16,090
                                                                                                            ------------
                    Total assets                                                                             150,108,444
                                                                                                            ------------

========================================================================================================================
Liabilities:        Payables:
                      Dividends to shareholders                                                 330,936
                      Investment adviser                                                         98,603
                      Administration                                                             25,948          455,487
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       259,179
                                                                                                            ------------
                    Total liabilities                                                                            714,666
                                                                                                            ------------

========================================================================================================================
Net Assets:         Net assets                                                                              $149,393,778
                                                                                                            ============

========================================================================================================================
Net Assets          Common stock, $.10 par value, 200,000,000 shares authorized                             $  1,580,429
Consist of:         Paid-in capital in excess of par                                                         167,925,839
                    Accumulated realized capital loss on investments--net                                    (4,607,124)
                    Accumulated distributions in excess of realized capital gains--net                       (3,150,862)
                    Unrealized depreciation on investments--net                                             (12,354,504)
                                                                                                            ------------
                    Net assets--Equivalent to $9.45 per share based on 15,804,289 shares of
                    capital outstanding                                                                     $149,393,778
                                                                                                            ============

========================================================================================================================

                    See Notes to Financial Statements.

                                      F-18

Merrill Lynch High Income Municipal Bond Fund, Inc.                                                     August 31, 2000

FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                      For the Year Ended
                                                                                                         August 31, 2000

========================================================================================================================
Investment          Interest and amortization of premium and discount earned                                $ 12,534,559
Income:

========================================================================================================================
Expenses:           Investment advisory fees                                               $  1,661,213
                    Administrative fees                                                         437,161
                    Professional fees                                                            95,905
                    Transfer agent fees                                                          86,338
                    Advertising                                                                  76,715
                    Registration fees                                                            68,616
                    Printing and shareholder reports                                             44,266
                    Accounting services                                                          34,636
                    Directors' fees and expenses                                                 29,133
                    Custodian fees                                                               15,648
                    Pricing services                                                              7,711
                    Other                                                                        10,389
                                                                                           ------------
                    Total expenses                                                                             2,567,731
                                                                                                            ------------
                    Investment income--net                                                                     9,966,828
                                                                                                            ------------

========================================================================================================================
Realized &          Realized loss on investments--net                                                        (4,607,124)
Unrealized          Change in unrealized depreciation on investments--net                                   (10,597,603)
Loss on                                                                                                     ------------
Investments--Net:   Net Decrease in Net Assets Resulting from Operations                                   $ (5,237,899)
                                                                                                            ============

========================================================================================================================
                    See Notes to Financial Statements.

Statements of Changes in Net Assets

                                                                                                  For the Year
                                                                                                 Ended August 31,
                                                                                             -----------------------
Increase (Decrease) in Net Assets:                                                           2000               1999
========================================================================================================================

Operations:         Investment income--net                                                 $  9,966,828     $ 11,419,261
                    Realized loss on investments--net                                       (4,607,124)        (569,093)
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                       (10,597,603)     (17,755,283)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from operations                    (5,237,899)      (6,905,115)
                                                                                           ------------     ------------

========================================================================================================================
Dividends &         Investment income--net                                                  (9,966,828)     (11,419,261)
Distributions to    Realized gain on investments--net                                                --      (3,642,201)
Shareholders:       In excess of realized gain on investments--net                                   --      (3,150,862)
                                                                                           ------------     ------------

                    Net decrease in net assets resulting from dividends
                    and distributions to shareholders                                       (9,966,828)     (18,212,324)
                                                                                           ------------     ------------

========================================================================================================================
Capital Share       Net decrease in net assets derived from capital
Transactions:       shares transactions                                                    (36,975,237)      (7,021,727)
                                                                                           ------------     ------------

========================================================================================================================
Net Assets:         Total decrease in net assets                                           (52,179,964)     (32,139,166)
                    Beginning of year                                                       201,573,742      233,712,908
                                                                                           ------------     ------------
                    End of year                                                            $149,393,778     $201,573,742
                                                                                           ============     ============

========================================================================================================================
                    See Notes to Financial Statements.

                                      F-19

Merrill Lynch High Income Municipal Bond Fund, Inc.                                                     August 31, 2000

FINANCIAL INFORMATION (concluded)

Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                                 For the Year Ended August 31,
                                                                      --------------------------------------------------
Increase (Decrease) in Net Asset Value:                                  2000       1999     1998      1997      1996

========================================================================================================================
Per Share           Net asset value, beginning of year                $  10.24   $  11.46  $  11.34  $  10.94   $  10.97
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .55        .55       .61       .65        .66
                    Realized and unrealized gain (loss) on
                    investments--net                                     (.79)      (.89)       .32       .44      (.03)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                     (.24)      (.34)       .93      1.09        .63
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                             (.55)      (.55)     (.61)     (.65)      (.66)
                      Realized gain on investments--net                     --      (.18)     (.20)     (.04)         --
                      In excess of realized gain on
                      investments--net                                      --      (.15)        --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                    (.55)      (.88)     (.81)     (.69)      (.66)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $   9.45   $  10.24  $  11.46  $  11.34   $  10.94
                                                                      ========   ========  ========  ========   ========

========================================================================================================================
Total Investment    Based on net asset value per share                 (2.29%)    (3.16%)     8.43%    10.20%      5.81%
Return:*                                                              ========   ========  ========  ========   ========

========================================================================================================================
Ratios to Average   Expenses                                             1.46%      1.46%     1.48%     1.44%      1.50%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income--net                               5.68%      5.07%     5.37%     5.83%      5.90%
                                                                      ========   ========  ========  ========   ========

========================================================================================================================
Supplemental        Net assets, end of year (in thousands)            $149,394   $201,574  $233,713  $211,620   $199,552
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  13.42%     39.53%    36.45%    43.07%     28.54%
                                                                      ========   ========  ========  ========   ========

========================================================================================================================

*Total investment returns exclude the effect of the early withdrawal charge, if any. The Fund is a continuously offered closed-end fund, the shares of which are offered at net asset value. Therefore, no separate market exists.

See Notes to Financial Statements.

                                      F-20

Merrill Lynch High Income Municipal Bond Fund, Inc.    August 31, 2000

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch High Income Municipal Bond Fund, Inc. (the "Fund") is
registered under the Investment Company Act of 1940 as a
continuously offered, non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the
United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-
the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.
Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security
transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded

                                      F-21

Merrill Lynch High Income Municipal Bond Fund, Inc.    August 31, 2000

NOTES TO FINANCIAL STATEMENTS (concluded)

on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for future transactions and post-October losses.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with
Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .95% of the Fund's average daily net assets.

The Fund also has entered into an Administrative Services Agreement with MLIM whereby the Fund pays a monthly fee at an annual rate of
 .25% of the Fund's average daily net assets, in return for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the
Fund.

For the year ended August 31, 2000, FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidary of Merrill Lynch Group, Inc., earned early withdrawal charges of $29,619 relating to the tender of the Fund's shares.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of
ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLIM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2000 were $23,001,843 and $61,684,225, respectively.

Net realized losses for the year ended August 31, 2000 and net unrealized losses as of August 31, 2000 were as follows:

                                     Realized     Unrealized
                                      Losses        Losses

Long-term investments            $(4,607,124)  $(12,354,504)
                                  -----------   ------------
Total                            $(4,607,124)  $(12,354,504)
                                  ===========   ============

As of August 31, 2000, net unrealized depreciation for Federal income tax purposes aggregated $12,355,955, of which $4,901,791 related to appreciated securities and $17,257,746 related to depreciated securities. The aggregate cost of investments at August
31, 2000 for Federal income tax purposes was $159,333,842.

4. Capital Shares Transactions:
Transactions in capital shares were as follows:

For the Year Ended                                  Dollar
August 31, 2000                       Shares        Amount

Shares sold                           420,954   $  4,098,154
Shares issued to share-
holders in reinvestment of
dividends                             410,736      3,963,637
                                 ------------   ------------
Total issued                          831,690      8,061,791
Shares tendered                   (4,709,915)   (45,037,028)
                                 ------------   ------------
Net decrease                      (3,878,225)  $(36,975,237)
                                 ============   ============

For the Year Ended                                  Dollar
August 31, 1999                       Shares        Amount

Shares sold                         1,231,384   $ 13,670,459
Shares issued to share-
holders in reinvestment of
dividends and distributions           732,001      7,958,787
                                 ------------   ------------
Total issued                        1,963,385     21,629,246
Shares tendered                   (2,680,943)   (28,650,973)
                                 ------------   ------------
Net decrease                        (717,558)  $ (7,021,727)
                                 ============   ============

5. Capital Loss Carryforward:
At August 31, 2000, the Fund had a net capital loss carryforward of approximately $2,052,000, all of which expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

                                      F-22

              Unaudited Financial Statements for Merrill Lynch High
                    Income Municipal Bond Fund, Inc. for the
                       Six-Months Ended February 28, 2001

                                      F-23

Merrill Lynch High Income Municipal Bond Fund, Inc.                                               February 28, 2001

SCHEDULE OF INVESTMENTS                                                                              (in Thousands)

               S&P      Moody's    Face
State        Ratings    Ratings   Amount                      Issue                                            Value
=======================================================================================================================
Alabama--1.0%    B       NR*     $1,000    Brewton, Alabama, IDB, PCR, Refunding (Container
                                           Corporation of America-Jefferson Smurfit Corp. Project),
                                           8% due 4/01/2009                                                   $  1,020
                 CCC     NR*      5,285    Mobile, Alabama, IDB, Solid Waste Disposal Revenue Refunding
                                           Bonds (Mobile Energy Services Co. Project), 6.95%
                                           due 1/01/2020 (e)                                                       264

=======================================================================================================================
Arizona--8.1%    B+      Ba3      3,000    Coconino County, Arizona, Pollution Control Corporation,
                                           Revenue Refunding Bonds (Tucson Electric Power-Navajo),
                                           AMT, Series A, 7.125% due 10/01/2032                                  3,048
                 NR*     NR*      1,280    Maricopa County, Arizona, IDA, M/F Housing Revenue Bonds
                                           (Sun King Apartments Project), Sub-Series C, 9.50%
                                           due 11/01/2031                                                        1,312
                 NR*     B1       4,600    Phoenix, Arizona, IDA, Airport Facility Revenue Refunding Bonds
                                           (America West Airlines Inc. Project), AMT, 6.30% due 4/01/2023        3,919
                 NR*     NR*      1,235    Pima County, Arizona, IDA, Industrial Revenue Bonds
                                           (La Hacienda Project), 9.50% due 12/01/2016                           1,302
                 B       Ba3        400    Pima County, Arizona, IDA, Industrial Revenue Refunding Bonds
                                           (Tucson Electric Power Company Project), Series C,
                                           6% due 9/01/2029                                                        361
                                           Sedona, Arizona, Wastewater Municipal Property Corporation,
                                           Excise Tax Revenue Refunding Bonds (d):
                 AAA     NR*      1,410      5.20%** due 7/01/2021                                                 487
                 AAA     NR*        500      5.24%** due 7/01/2023                                                 154

=======================================================================================================================
California--0.3% A1      NR*        445    California Pollution Control Financing Authority, PCR, Refunding
                                           (Pacific Gas and Electric), VRDN, Series D, 6% due 11/01/2026 (a)       445
=======================================================================================================================
Colorado--7.4%   NR*     NR*      1,700    Colorado Post-Secondary Educational Facilities Authority
                                           Revenue Bonds (Colorado Ocean Journey Inc. Project),
                                           8.30% due 12/01/2017                                                  1,953
                 A       A2       2,000    Denver, Colorado, City and County Airport Revenue Bonds,
                                           AMT, Series D, 7.75% due 11/15/2013                                   2,457
                 NR*     NR*      3,000    Denver, Colorado, Urban Renewal Authority, Tax Increment and
                                           Allocation Bonds, AMT, 7.75% due 9/01/2017                            3,197
                                           San Miguel County, Colorado (Mountain Village Metropolitan
                                           District), GO, Refunding:
                 NR*     NR*      1,350      8.10% due 12/01/2002 (f)                                            1,466
                 NR*     NR*        650      8.10% due 12/01/2011                                                  686

=======================================================================================================================
Connecticut      NR*     NR*      1,900    Connecticut State Development Authority, IDR
--2.8%                                     (AFCO Cargo BDL-LLC Project), AMT, 8% due 4/01/2030                   1,936
                 NR*     B1       1,745    New Haven, Connecticut, Facility Revenue Bonds
                                           (Hill Health Corporation Project), 9.25% due 5/01/2017                1,800

=======================================================================================================================
Florida--4.1%    NR*     NR*        940    Arbor Greene Community Development District, Florida,
                                           Special Assessment Revenue Bonds, 7.60% due 5/01/2018                 1,000
=======================================================================================================================

PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch High Income Municipal Bond
Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT        Alternative Minimum Tax (subject to)
EDA        Economic Development Authority
GO         General Obligation Bonds
HFA        Housing Finance Agency
IDA        Industrial Development Authority
IDB        Industrial Development Board
IDR        Industrial Development Revenue Bonds
INFLOS     Inverse Floating Rate Municipal Bonds
M/F        Multi-Family
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
S/F        Single-Family
VRDN       Variable Rate Demand Notes

                                      F-24

Merrill Lynch High Income Municipal Bond Fund, Inc.                                               February 28, 2001

SCHEDULE OF INVESTMENTS (continued)                                                                  (in Thousands)

               S&P      Moody's    Face
State        Ratings    Ratings   Amount                      Issue                                            Value
=======================================================================================================================
Florida          NR*     NR*     $  970    Grand Haven Community Development District, Florida,
(concluded)                                Special Assessment Bonds, Series B, 6.90% due 5/01/2019            $    984
                 NR*     NR*      3,400    Parkway Center, Florida, Community Development District
                                           Special Assessment Refunding Bonds, Series B,
                                           8% due 5/01/2010                                                      3,406

=======================================================================================================================
Georgia--1.5%    NR*     NR*      1,860    Atlanta, Georgia, Urban Residential Finance Authority,
                                           M/F Mortgage Revenue Bonds (Northside Plaza Apartments
                                           Project), AMT, 9.75% due 11/01/2020                                   1,906

=======================================================================================================================
Illinois--7.9%   BBB-    Baa1     4,000    Chicago, Illinois, O'Hare International Airport, Special Facility
                                           Revenue Refunding Bonds (American Airlines Inc. Project),
                                           8.20% due 12/01/2024                                                  4,442
                 NR*     NR*      3,195    Illinois Development Finance Authority, Primary Health Care
                                           Centers Facilities, Acquisition Program Revenue Bonds,
                                           7.75% due 12/01/2016                                                  3,456
                 NR*     NR*      2,000    Illinois Educational Facilities Authority, Revenue Refunding
                                           Bonds (Chicago Osteopathic Health System), 7.25%
                                           due 11/15/2019 (f)                                                    2,467

=======================================================================================================================
Indiana--1.5%    NR*     NR*      2,000    Indianapolis, Indiana, M/F Revenue Bonds (Lake Nora Fox Club
                                           Project), Series B, 7.50% due 10/01/2029                              1,990

=======================================================================================================================
Iowa--1.4%       NR*     NR*      1,500    Iowa Finance Authority, Health Care Facilities Revenue Refunding
                                           Bonds (Care Initiatives Project), 9.25% due 7/01/2025                 1,791

=======================================================================================================================
Kentucky--4.3%   NR*     NR*      1,850    Kenton County, Kentucky, Airport Board, Special Facilities
                                           Revenue Bonds (Mesaba Aviation Inc. Project), AMT, Series A,
                                           6.70% due 7/01/2029                                                   1,751
                 AAA     Aaa      3,600    Louisville, Kentucky, Hospital Revenue Refunding Bonds,
                                           INFLOS, 9.034% due 10/01/2014 (d)(h)                                  3,883

=======================================================================================================================
Louisiana--2.3%  BB-     NR*      3,000    Port New Orleans, Louisiana, IDR, Refunding (Continental
                                           Grain Company Project), 7.50% due 7/01/2013                           3,035
=======================================================================================================================
Maryland--3.8%   NR*     NR*      5,000    Maryland State Energy Financing Administration, Limited
                                           Obligation Revenue Bonds (Cogeneration-AES Warrior Run),
                                           AMT, 7.40% due 9/01/2019                                             5,045

=======================================================================================================================
Massachusetts--  NR*     NR*      1,045    Boston, Massachusetts, Industrial Development Financing
2.8%                                       Authority, Solid Waste Disposal Facility Revenue Bonds
                                           (Jet-A-Way Project), AMT, 10.50% due 1/01/2011                        1,089
                 NR*     NR*      1,475    Massachusetts State Health and Educational Facilities Authority
                                           Revenue Bonds (New England Memorial Hospital Project),
                                           Series C, 7% due 4/01/2014 (e)                                          295
                 NR*     Ca       2,745    Massachusetts State Health and Educational Facilities Authority,
                                           Revenue Refunding Bonds (New England Memorial Hospital),
                                           Series B, 6.125% due 7/01/2013 (e)                                      549
                 NR*     AAA      1,580    Massachusetts State Industrial Finance Agency, Revenue
                                           Refunding Bonds (Bay Cove Human Services Inc.),
                                           8.375% due 4/01/2004 (f)                                              1,779

=======================================================================================================================
Mississippi--    BBB-    Ba1      1,000    Mississippi Business Finance Corporation, Mississippi, PCR,
0.7%                                       Refunding (System Energy Resources Inc. Project),
                                           5.875% due 4/01/2022                                                    957

=======================================================================================================================
Missouri--0.8%   NR*     NR*      1,000    Fenton, Missouri, Tax Increment Revenue Refunding and
                                           Improvement Bonds (Gravois Bluffs), 6.75% due 10/01/2015                990

=======================================================================================================================
Nevada--1.5%     BBB     Baa2     2,500    Henderson, Nevada, Health Care Facility Revenue Bonds
                                           (Catholic Healthcare West-Saint Rose Dominican Hospital),
                                           5.375% due 7/01/2026                                                  1,974

=======================================================================================================================
New Jersey--18.8%                          Camden County, New Jersey, Improvement Authority,
                                           Lease Revenue Bonds (Holt Hauling & Warehousing),
                                           AMT, Series A:
                 CC      NR*      4,600      9.625% due 1/01/2011                                                4,454
                 CC      NR*      2,000      9.875% due 1/01/2021                                                1,935
                 CCC     B2       3,525    Camden County, New Jersey, Pollution Control Financing
                                           Authority, Solid Waste Resource Recovery Revenue Bonds,
                                           Series D, 7.25% due 12/01/2010                                        3,327

                                      F-25

Merrill Lynch High Income Municipal Bond Fund, Inc.                                               February 28, 2001

SCHEDULE OF INVESTMENTS (continued)                                                                  (in Thousands)

               S&P      Moody's    Face
State        Ratings    Ratings   Amount                      Issue                                            Value
=======================================================================================================================
New Jersey       CCC     B2      $6,000    Camden County, New Jersey, Pollution Control Financing Authority,
(concluded)                                Solid Waste Resource Recovery Revenue Refunding Bonds,
                                           AMT, Series A, 7.50% due 12/01/2010                                $  5,763
                 NR*     NR*      3,000    New Jersey EDA, Economic Development Revenue Bonds
                                           (Glimcher Properties LP Project), AMT, 6% due 11/01/2028              2,641
                 NR*     NR*      1,500    New Jersey EDA, IDR, Refunding (Newark Airport Marriott Hotel),
                                           7% due 10/01/2014                                                     1,515
                 NR*     NR*      3,000    New Jersey EDA, Retirement Community Revenue Bonds
                                           (Seabrook Village Inc.), Series A, 8.125% due 11/15/2023              2,943
                 BBB-    Baa3     2,000    New Jersey Health Care Facilities Financing Authority
                                           Revenue Refunding Bonds (Trinitas Hospital Obligation Group),
                                           7.375% due 7/01/2015                                                  2,030

=======================================================================================================================
New Mexico--0.8% B       Ba3      1,000    Farmington, New Mexico, PCR, Refunding (Tucson Electric
                                           Power Co.-San Juan Project), Series A, 6.95% due 10/01/2020             994
=======================================================================================================================
New York--2.8%                             Utica, New York, GO, Public Improvement:
                 BB      Ba3        635      8.50% due 8/15/2007                                                   706
                 BB      Ba3        635      8.50% due 8/15/2008                                                   705
                 BB      Ba3        500      8.50% due 8/15/2009                                                   555
                 BB      Ba3        500      8.50% due 8/15/2010                                                   555
                 BB      Ba3        500      8.50% due 8/15/2011                                                   555
                 BB      Ba3        500      8.50% due 8/15/2012                                                   555

=======================================================================================================================
North            NR*     NR*      1,200    North Carolina Medical Care Commission, Health Care
Carolina--                                 Facilities, First Mortgage Revenue Refunding Bonds
0.9%                                       (Presbyterian Homes Project), 7% due 10/01/2031                       1,209

=======================================================================================================================
Ohio--0.6%       AAA     Aaa        800    Ohio, HFA, S/F Mortgage Revenue Bonds, RIB, AMT, Series A,
                                           9.72% due 3/24/2031 (c)(h)                                              840

=======================================================================================================================
Oregon--1.9%     NR*     NR*      1,000    Western Generation Agency, Oregon, Cogeneration Project
                                           Revenue Bonds (Wauna Cogeneration Project), AMT, Series B,
                                           7.40% due 1/01/2016                                                   1,024
                 B       NR*      1,455    Yamhill County, Oregon, PCR, Refunding (Smurfit Newsprint
                                           Corporation Project), 8% due 12/01/2003                               1,481

=======================================================================================================================
Pennsylvania     NR*     Ba2      1,000    Lehigh County, Pennsylvania, General Purpose Authority,
--7.1%                                     Revenue Refunding Bonds (Kidspeace Obligation Group),
                                           6% due 11/01/2023                                                       831
                                      5    Northhampton Pulp LLC (e)(g)                                            665
                 NR*     NR*      5,000    Philadelphia, Pennsylvania, Authority for IDR, Commercial
                                           Development, AMT, 7.75% due 12/01/2017                                5,261
                 NR*     NR*      3,125    Philadelphia, Pennsylvania, Authority for Industrial Development,
                                           Health Care Facility Revenue Refunding Bonds (Paul's Run),
                                           Series A, 5.875% due 5/15/2028                                        2,488

=======================================================================================================================
South            BBB     NR*      2,000    South Carolina Jobs, EDA, Economic Development Revenue
Carolina--                                 Bonds (Westminster Presbyterian Center), 7.75% due 11/15/2030         2,068
1.6%

=======================================================================================================================
Texas--0.1%      A1+     VMIG1++    100    Sabine River Authority, Texas, PCR, Refunding
                                           (Texas Utilities Electric Company Project), VRDN,
                                           Series A, 3.15% due 3/01/2026 (a)(b)                                    100

=======================================================================================================================
Utah--0.1%       NR*     NR*      3,200    Tooele County, Utah, PCR, Refunding (Laidlaw Environmental),
                                           AMT, Series A, 7.55% due 7/01/2027 (e)                                   91

=======================================================================================================================
Vermont--1.2%    NR*     NR*      1,395    Vermont Educational and Health Buildings Financing Agency,
                                           Revenue Refunding Bonds (College of Saint Joseph Project),
                                           8.50% due 11/01/2024                                                  1,539

=======================================================================================================================
Virginia--8.0%   NR*     NR*      4,560    Peninsula Ports Authority, Virginia, Revenue Refunding Bonds
                                           (Port Facility-Zeigler Coal), 6.90% due 5/02/2022                     1,573
                 NR*     NR*      2,000    Pittsylvania County, Virginia, IDA, Revenue Refunding Bonds,
                                           Exempt-Facility, AMT, Series A, 7.50% due 1/01/2014                   1,904
                                           Pocahontas Parkway Association, Virginia, Toll Road
                                           Revenue Bonds:
                 NR*     Ba1      5,500      1st Tier, Sub-Series C, 6.25%** due 8/15/2027                         747
                 NR*     Ba1      9,000      1st Tier, Sub-Series C, 6.25%** due 8/15/2035                         668
                 BBB-    Baa3    48,400      Senior Series B, 5.95%** due 8/15/2031                              5,611
=======================================================================================================================

                                      F-26

Merrill Lynch High Income Municipal Bond Fund, Inc.                                               February 28, 2001

SCHEDULE OF INVESTMENTS (continued)                                                                  (in Thousands)

               S&P      Moody's    Face
State        Ratings    Ratings   Amount                      Issue                                            Value
=======================================================================================================================
Wisconsin--0.7%  NR*     NR*    $ 1,000    Wisconsin State Health and Educational Facilities Authority
                                           Revenue Bonds (Oakwood Village Project), Series A,
                                           7.625% due 8/15/2030                                               $    974

=======================================================================================================================
Total Investments (Cost--$141,200)--96.8%                                                                      126,903

Other Assets Less Liabilities--3.2%                                                                              4,221
                                                                                                              --------
Net Assets--100.0%                                                                                            $131,124
                                                                                                              ========
=======================================================================================================================

(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at February 28, 2001.
(b)AMBAC Insured.
(c)GNMA Collateralized.
(d)MBIA Insured.
(e)Non-income producing security.
(f)Prerefunded.
(g)These shares represent an equity interest in the reorganization of Ponderosa Fibres PA. The security may be offered and sold to
   "qualified institutional buyers" under Rule 144A of the Securities
   Act of 1933.
(h)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at February 28, 2001.
*Not Rated.
**Represents a zero coupon; the interest rate shown is the effective yield at the time of purchase by the Fund.
++Highest short-term rating by Moody's Investors Service, Inc.

See Notes to Financial Statements.

                                      F-27

Merrill Lynch High Income Municipal Bond Fund, Inc.                                               February 28, 2001

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of February 28, 2001

Assets:             Investments, at value (identified cost--$141,200,038)                                   $126,903,035
                    Cash                                                                                          55,972
                    Receivables:
                      Securities sold                                                      $  5,098,000
                      Interest                                                                2,687,847
                      Capital shares sold                                                        19,997        7,805,844
                                                                                           ------------
                    Prepaid registration fees and other assets                                                    16,089
                                                                                                            ------------
                    Total assets                                                                             134,780,940
                                                                                                            ------------

========================================================================================================================
Liabilities:        Payables:
                      Securities purchased                                                    3,154,265
                      Dividends to shareholders                                                 273,231
                      Investment adviser                                                         83,797
                      Administration                                                             22,052        3,533,345
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       123,917
                                                                                                            ------------
                    Total liabilities                                                                          3,657,262
                                                                                                            ------------

========================================================================================================================
Net Assets:         Net assets                                                                              $131,123,678
                                                                                                            ============

========================================================================================================================
Net Assets          Common stock, $.10 par value, 200,000,000 shares authorized                             $  1,416,360
Consist of:         Paid-in capital in excess of par                                                         152,949,403
                    Accumulated realized capital loss on investments--net                                    (5,794,220)
                    Accumulated distributions in excess of realized capital gains--net                       (3,150,862)
                    Unrealized depreciation on investments--net                                             (14,297,003)
                                                                                                            ------------
                    Net assets--Equivalent to $9.26 per share based on 14,163,600 shares of
                    capital outstanding                                                                     $131,123,678
                                                                                                            ============

========================================================================================================================
                    See Notes to Financial Statements.

                                      F-28

Merrill Lynch High Income Municipal Bond Fund, Inc.                                               February 28, 2001

FINANCIAL INFORMATION (continued)

Statement of Operations

                                                                                                For the Six Months Ended
                                                                                                    February 28, 2001

========================================================================================================================
Investment Income:  Interest and amortization of premium and discount earned                               $   5,145,147

========================================================================================================================
Expenses:           Investment advisory fees                                                $   669,103
                    Administrative fees                                                         176,080
                    Professional fees                                                            58,379
                    Transfer agent fees                                                          44,698
                    Advertising fees                                                             39,526
                    Printing and shareholder reports                                             31,475
                    Accounting services                                                          30,959
                    Registration fees                                                            19,370
                    Directors' fees and expenses                                                 18,465
                    Custodian fees                                                                6,516
                    Pricing services                                                              4,723
                    Other                                                                         6,046
                                                                                           ------------

                    Total expenses                                                                             1,105,340
                                                                                                            ------------
                    Investment income--net                                                                     4,039,807
                                                                                                            ------------

========================================================================================================================
Realized &          Realized loss on investments--net                                                        (1,187,096)
Unrealized          Change in unrealized depreciation on investments--net                                    (1,942,499)
Loss on                                                                                                     ------------
Investments--Net:   Net Increase in Net Assets Resulting from Operations                                    $    910,212
                                                                                                            ============
========================================================================================================================
                    See Notes to Financial Statements.

Statements of Changes in Net Assets

                                                                                          For the Six          For the
                                                                                          Months Ended        Year Ended
                                                                                          February 28,        August 31,
                                                                                              2001              2000
Increase (Decrease) in Net Assets:
========================================================================================================================
Operations:         Investment income--net                                                 $  4,039,807     $  9,966,828
                    Realized loss on investments--net                                       (1,187,096)      (4,607,124)
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                        (1,942,499)     (10,597,603)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting
                    from operations                                                             910,212      (5,237,899)
                                                                                           ------------     ------------

========================================================================================================================
Dividends to        Investment income--net                                                  (4,039,807)      (9,966,828)
Shareholders:                                                                              ------------     ------------
                    Net decrease in net assets resulting from dividends
                    to shareholders                                                         (4,039,807)      (9,966,828)
                                                                                           ------------     ------------

========================================================================================================================
Capital Share       Net decrease in net assets derived from capital
Transactions:       shares transactions                                                    (15,140,505)     (36,975,237)
                                                                                           ------------     ------------

========================================================================================================================
Net Assets:         Total decrease in net assets                                           (18,270,100)     (52,179,964)
                    Beginning of period                                                     149,393,778      201,573,742
                                                                                           ------------     ------------
                    End of period                                                          $131,123,678     $149,393,778
                                                                                           ============     ============

========================================================================================================================
                    See Notes to Financial Statements.

                                      F-29

Merrill Lynch High Income Municipal Bond Fund, Inc.                                               February 28, 2001

FINANCIAL INFORMATION (concluded)

Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.              For the Six
                                                                    Months Ended     For the Year Ended August 31,
                                                                    February 28,     -----------------------------
                                                                        2001       2000      1999      1998      1997
Increase (Decrease) in Net Asset Value:
========================================================================================================================
Per Share           Net asset value, beginning of period              $   9.45   $  10.24  $  11.46  $  11.34   $  10.94
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .26        .55       .55       .61        .65
                    Realized and unrealized gain (loss) on
                    investments--net                                     (.19)      (.79)     (.89)       .32        .44
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .07      (.24)     (.34)       .93       1.09
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                             (.26)      (.55)     (.55)     (.61)      (.65)
                      Realized gain on investments--net                     --         --     (.18)     (.20)      (.04)
                      In excess of realized gain on investments--net        --         --     (.15)        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                    (.26)      (.55)     (.88)     (.81)      (.69)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $   9.26   $   9.45  $  10.24  $  11.46   $  11.34
                                                                      ========   ========  ========  ========   ========

========================================================================================================================
Total Investment    Based on net asset value per share                 0.81%++    (2.29%)   (3.16%)     8.43%     10.20%
Return:**                                                             ========   ========  ========  ========   ========

========================================================================================================================
Ratios to Average   Expenses                                            1.57%*      1.46%     1.46%     1.48%      1.44%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income--net                              5.74%*      5.68%     5.07%     5.37%      5.83%
                                                                      ========   ========  ========  ========   ========

========================================================================================================================
Supplemental        Net assets, end of period (in thousands)          $131,124   $149,394  $201,574  $233,713   $211,620
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                   5.10%     13.42%    39.53%    36.45%     43.07%
                                                                      ========   ========  ========  ========   ========

========================================================================================================================
*Annualized.
**Total investment returns exclude the effect of the early
  withdrawal charge, if any. The Fund is a continuously offered closed-
  end fund, the shares of which are offered at net asset value.
  Therefore, no separate market exists.
++Aggregate total investment return.
See Notes to Financial Statements.

                                      F-30

Merrill Lynch High Income Municipal Bond Fund, Inc.           February 28, 2001

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch High Income Municipal Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a continuously offered, non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price
(options purchased). Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.
Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations.
The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the
Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities.
Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the
Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the
Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses.
When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to)
the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates).
Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The
Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective September 1, 2001, as now required under the new AICPA
Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund.
The impact of this accounting change has not been determined, but will result in

                                      F-31

Merrill Lynch High Income Municipal Bond Fund, Inc.           February 28, 2001

NOTES TO FINANCIAL STATEMENTS (continued)

an adjustment to the cost of securities and a corresponding adjustment to net unrealized appreciation/depreciation, based on securities held as of August 31,
2001.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for future transactions and post-October losses.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with
Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .95% of the Fund's average daily net assets.

The Fund also has entered into an Administrative Services Agreement with MLIM whereby the Fund pays a monthly fee at an annual rate of
 .25% of the Fund's average daily net assets, in return for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the
Fund.

For the six months ended February 28, 2001, FAM Distributors, Inc.
("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group,
Inc., earned early withdrawal charges of $27,909 relating to the tender of the Fund's shares.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of
ML & Co., is the Fund's transfer agent.

Accounting services were provided to the Fund by MLIM through
December 31, 2000. Up to this date, the Fund reimbursed MLIM $20,076 for these services. As of January 1, 2001, accounting services are provided for the Fund by State Street Bank and Trust Company ("State
Street") pursuant to an agreement between State Street and the Fund.
The Fund will pay the cost of these services. In addition, the Fund will reimburse MLIM for the cost of certain additional accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended February 28, 2001 were $6,990,066 and
$24,714,908, respectively.

Net realized losses for the six months ended February 28, 2001 and net unrealized losses as of February 28, 2001 were as follows:

                                     Realized     Unrealized
                                      Losses        Losses

Long-term investments            $(1,187,096)  $(14,297,003)
                                  -----------   ------------
Total                            $(1,187,096)  $(14,297,003)
                                  ===========   ============

As of February 28, 2001, net unrealized depreciation for Federal income tax purposes aggregated $14,297,003, of which $4,724,153 related to appreciated securities and $19,021,156 related to depreciated securities. The aggregate cost of investments at
February 28, 2001 for Federal income tax purposes was $141,200,038.

4. Capital Shares Transactions:
Transactions in capital shares were as follows:

For the Six Months Ended                            Dollar
February 28, 2001                     Shares        Amount
                                 ------------   ------------
Shares sold                           234,083   $  2,174,544
Shares issued to share-
holders in reinvestment
of dividends                          167,625      1,559,354
                                 ------------   ------------
Total issued                          401,708      3,733,898
Shares tendered                   (2,042,397)   (18,874,403)
                                 ------------   ------------
Net decrease                      (1,640,689)  $(15,140,505)
                                 ============   ============

For the Year Ended                                  Dollar
August 31, 2000                       Shares        Amount
                                 ------------   ------------
Shares sold                           420,954   $  4,098,154
Shares issued to share-
holders in reinvestment of
dividends                             410,736      3,963,637
                                 ------------   ------------
Total issued                          831,690      8,061,791
Shares tendered                   (4,709,915)   (45,037,028)
                                 ------------   ------------
Net decrease                      (3,878,225)  $(36,975,237)
                                 ============   ============

5. Capital Loss Carryforward:
At August 31, 2000, the Fund had a net capital loss carryforward of approximately $2,052,000, all of which expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

                                      F-32

                 Unaudited Financial Statements for the Combined
                  Fund on a Pro Forma Basis, as of May 31, 2001

                                      F-33

                                            COMBINED SCHEDULE OF INVESTMENTS FOR
                            MUNIASSETS FUND, INC. AND MERRILL LYNCH HIGH INCOME MUNICIPAL BOND FUND, INC.
                                                   As of May 31, 2001 (unaudited)
                                                      (in thousands)
                                                                                                              Value
                                                                                               ----------------------------------
                                                                                                                         ProForma
                                                                                                               High         for
                 S&P     Moody's  Face                                                         MuniAssets     Income     Combined
      STATE      Ratings Ratings  Amount                                                          Fund       Municipal     Fund
===================================================================================================================================
Alabama--1.1%    B       NR*    $ 2,420    Brewton, Alabama, IDB, PCR, Refunding (Container      $1,448       $1,020      $2,468
                                           Corporation of America-Jefferson Smurfit Corp.
                                           Project),  8% due 4/01/2009
                 CCC     NR*      9,609    Mobile, Alabama, IDB, Solid Waste Disposal               216          264         480
                                           Revenue Refunding Bonds (Mobile Energy Services
                                           Co. Project), 6.95% due 1/01/2020(b)

===================================================================================================================================
Alaska--1.0%     NR*     NR*      1,620    Alaska Industrial Development and Export               1,629           --       1,629
                                           Authority Revenue Bonds (Williams Lynxs Alaska
                                           Cargoport), AMT, 7.80% due 5/01/2014
                 NR*     NR*      1,000    Valdez, Alaska, Marine Terminal Revenue Refunding      1,001           --       1,001
                                           Bonds (Amerada Hess Pipeline Corporation),  6.10%
                                           due 2/01/2024

===================================================================================================================================
Arizona--8.5%                              Coconino County, Arizona, Pollution Control
                                           Corporation Revenue Refunding Bonds (Tucson
                                           Electric Power-Navajo):
                 B+      Ba3      3,000        AMT, Series A,  7.125% due 10/01/2032                 --        3,055       3,055
                 B+      Ba3      2,500        Series B,  7% due 10/01/2032                       2,550           --       2,550
                                           Maricopa County, Arizona, IDA, Health Facilities
                                           Revenue Bonds:
                 BBB     Baa2     2,045       (Catholic Healthcare West Project), Series A,       1,658           --       1,658
                                              5% due 7/01/2021
                 NR*     NR*      2,395       (Sun King Apartments Project), Sub-Series C,        1,141        1,310       2,451
                                              9.50% due 11/01/2031
                 NR*     B3       7,600    Phoenix, Arizona, IDA, Airport Facility Revenue        2,451        3,758       6,209
                                           Refunding Bonds (America West Airlines Inc.
                                           Project), AMT, 6.30% due 4/01/2023
                 NR*     NR*      1,235    Pima County, Arizona, IDA, Industrial Revenue             --        1,292       1,292
                                           Bonds (La Hacienda Project),  9.50% due 12/01/2016
                                           Pima County, Arizona, IDA, Industrial Revenue
                                           Refunding Bonds (Tucson Electric Power Company
                                           Project):
                 B       Ba3      1,040        Series B,  6% due 9/01/2029                          959           --         959
                 B       Ba3      2,400        Series C,  6% due 9/01/2029                        1,840          368       2,208
                 AAA     NR*      1,000    Sedona, Arizona, Wastewater Municipal Property            --          336         336
                                           Corporation, Excise Tax Revenue Refunding Bonds,
                                           5.20% due 7/01/2021(j)**
                 NR*     NR*      1,710    Show Low, Arizona, Improvement District No. 5,         1,762           --       1,762
                                           Special Assessment Bonds,  6.375% due 1/01/2015
===================================================================================================================================
California--     AAA     NR*      4,000    Los Angeles, California, Department of Water and       4,587           --       4,587
2.4%                                       Power, Electric Plant Revenue Bonds, RIB, Series
                                           144, 7.87% due 6/15/2029(a)(e)
                 NR*     NR*      1,780    Pleasanton, California, Joint Powers Financing         1,873           --       1,873
                                           Authority Revenue Refunding Bonds, Reassessment,
                                           Sub-Series B, 6.60% due 9/02/2008

===================================================================================================================================
Colorado--4.1%   A       A2       2,000    Denver, Colorado, City and County Airport Revenue         --        2,430       2,430
                                           Bonds, AMT, Series D,  7.75% due 11/15/2013
                                           Denver, Colorado, Urban Renewal Authority, Tax
                                           Increment Revenue Bonds (Pavilions), AMT:
                 NR*     NR*      2,500        7.75% due 9/01/2016                                2,654           --       2,654
                 NR*     NR*      3,000        7.75% due 9/01/2017                                   --        3,185       3,185
                 A-1     VMIG1+   500      Moffat County, Colorado, PCR, Refunding                   --          500         500
                                           (Pacificorp Projects),
                                           VRDN, 3% due
                                           5/01/2013(f)(g) San Miguel
                                           County, Colorado (Mountain
                                           Village Metropolitan
                                           District), GO, Refunding:
                 NR*     NR*      650          8.10% due 12/01/2011                                  --          683         683
                 NR*     NR*      1,350        8.10% due 12/01/2002(d)                               --        1,459       1,459
===================================================================================================================================
Connecticut--    NR*     NR*      3,490    Connecticut State Development Authority, IDR           1,625        1,941       3,566
4.0%                                       (AFCO Cargo BDL-LLC Project), AMT,  8% due
                                           4/01/2030

                                      F-34

                                            COMBINED SCHEDULE OF INVESTMENTS FOR
                            MUNIASSETS FUND, INC. AND MERRILL LYNCH HIGH INCOME MUNICIPAL BOND FUND, INC.
                                             As of May 31, 2001 (unaudited) (continued)
                                                      (in thousands)

                                                                                                              Value
                                                                                               ----------------------------------
                                                                                                                         ProForma
                                                                                                               High         for
                 S&P     Moody's  Face                                                         MuniAssets     Income     Combined
      STATE      Ratings Ratings  Amount                                                          Fund       Municipal     Fund
===================================================================================================================================
Connecticut      BBB     Baa2   $ 4,000    Connecticut State Development Authority, PCR,          3,957           --     $ 3,957
                                           Refunding (Connecticut Light and Power Company),
(concluded)                                Series A, 5.85% due 9/01/2028
                 A-1     VMIG1+   300      Connecticut State Health and Educational                  --          300         300
                                           Facilities Authority Revenue Bonds (Yale
                                           University), VRDN, Series U-2,  2.45% due
                                           7/01/2033(f)
                 NR*     B1       2,690    New Haven, Connecticut, Facility Revenue Bonds         1,018        1,748       2,766
                                           (Hill Health Corporation Project),  9.25% due
                                           5/01/2017

===================================================================================================================================
Florida--4.6%    NR*     NR*      895      Arbor Greene Community Development District,              --          953         953
                                           Florida, Special Assessment Revenue Bonds,  7.60%
                                           due 5/01/2018
                 NR*     NR*      945      Grand Haven Community Development District,               --          957         957
                                           Florida, Special Assessment Bonds, Series B,
                                           6.90% due 5/01/2019
                 NR*     NR*      2,000    Hillsborough County, Florida, IDA, Exempt              1,440            -       1,440
                                           Facilities Revenue Bonds (National Gypsum), AMT,
                                           Series A, 7.125% due 4/01/2030
                 NR*     NR*      6,200    Parkway Center, Florida, Community Development         2,814        3,417       6,231
                                           District Special Assessment Refunding Bonds,
                                           Series B,  8% due 5/01/2010
                 A1      VMIG1+   2,500    Saint Lucie County, Florida, PCR, Refunding            2,500           --       2,500
                                           (Florida Power and Light Company Project), VRDN,
                                           3.10% due 9/01/2028(f)

===================================================================================================================================
Georgia--0.7%    NR*     NR*      1,860    Atlanta, Georgia, Urban Residential Finance               --        1,911       1,911
                                           Authority, M/F Mortgage Revenue Bonds (Northside
                                           Plaza Apartments Project), AMT,  9.75% due
                                           11/01/2020

===================================================================================================================================
Idaho--0.4%      NR*     NR*      1,000    Idaho Health Facilities Authority Revenue                974           --         974
                                           Refunding Bonds (Valley Vista Care Corporation),
                                           Series A, 7.75% due 11/15/2016

===================================================================================================================================
Illinois--6.6%   BBB-    Baa3     4,000    Chicago, Illinois, O'Hare International Airport,          --        4,447       4,447
                                           Special Facility Revenue Refunding Bonds
                                           (American Airlines Inc. Project),  8.20% due
                                           12/01/2024
                                           Illinois Development Finance Authority Revenue
                                           Bonds (Primary Health Care Centers Facilities
                                           Acquisition Program):
                 NR*     NR*      1,755        7.50% due 12/01/2006                               1,839           --       1,839
                 NR*     NR*      3,195        7.75% due 12/01/2016                                  --        3,448       3,448
                                           Illinois Health Facilities Authority Revenue
                                           Bonds:
                 BBB     NR*      1,000        (Community Hospital of Ottawa Project),            1,004           --       1,004
                                               6.75% due 8/15/2014
                 BBB     NR*      2,000        (Community Hospital of Ottawa Project),            1,981           --       1,981
                                               6.85% due 8/15/2024
                 NR*     Ba3      2,150        (Holy Cross Hospital Project),  6.70% due          1,800           --       1,800
                                               3/01/2014
                                           Illinois Health Facilities Authority Revenue
                                           Refunding Bonds:
                 NR*     NR*      2,000        (Chicago Osteopathic Health System), 7.25%            --        2,445       2,445
                                               due 11/15/2019(d)
                 A1      VMIG1+   400          (Resurrection Health), VRDN, Series A,  3.10%        400           --         400
                                               due 5/01/2029(a)(f)
===================================================================================================================================
Indiana--0.7%    NR*     NR*      2,000    Indianapolis, Indiana, M/F Revenue Bonds (Lake            --        1,964       1,964
                                           Nora Fox Club Project), Series B,  7.50% due
                                           10/01/2029

===================================================================================================================================
Iowa--1.0%       NR*     NR*      2,300    Iowa Finance Authority, Health Care Facilities           953        1,786       2,739
                                           Revenue Refunding Bonds (Care Initiatives
                                           Project), 9.25% due 7/01/2025

===================================================================================================================================

                                      F-35

                                            COMBINED SCHEDULE OF INVESTMENTS FOR
                            MUNIASSETS FUND, INC. AND MERRILL LYNCH HIGH INCOME MUNICIPAL BOND FUND, INC.
                                             As of May 31, 2001 (unaudited) (continued)
                                                      (in thousands)

                                                                                                              Value
                                                                                               ----------------------------------
                                                                                                                         ProForma
                                                                                                               High         for
                 S&P     Moody's  Face                                                         MuniAssets     Income     Combined
      STATE      Ratings Ratings  Amount                                                          Fund       Municipal     Fund
===================================================================================================================================
Kentucky--2.5%   NR*     NR*    $ 2,850    Kenton County, Kentucky, Airport Board, Special          951        1,760     $ 2,711
                                           Facilities Revenue Bonds (Mesaba Aviation Inc.
                                           Project), AMT, Series A,  6.70% due 7/01/2029
                 AAA     Aaa      3,600    Louisville, Kentucky, Hospital Revenue Refunding          --        3,848       3,848
                                           Bonds, INFLOS,  9.496% due 10/01/2014(e)(j)

===================================================================================================================================
Louisiana--2.9%  BB-     NR*      7,500    Port New Orleans, Louisiana, IDR, Refunding            4,550        3,033       7,583
                                           (Continental Grain Company Project),  7.50% due
                                           7/01/2013

===================================================================================================================================
Maryland--4.0%   NR*     NR*      1,930    Maryland State Economic Development Corporation        1,973           --       1,973
                                           Revenue Refunding Bonds (Baltimore Association
                                           for Retarded Citizens-Health and Mental Hygiene
                                           Program), Series A, 7.75% due 3/01/2025
                 NR*     NR*      8,000    Maryland State Energy Financing Administration,        3,095        5,158       8,253
                                           Limited Obligation Revenue Bonds
                                           (Cogeneration-AES Warrior Run), AMT,  7.40% due
                                           9/01/2019
                 A1      VMIG1+   400      Maryland State Energy Financing Administration,          400           --         400
                                           Solid Waste Disposal Revenue Bonds (Cimenteries
                                           Project), AMT, VRDN,  3.20% due 5/01/2035(f)
===================================================================================================================================
Massachusetts--  NR*     NR*      1,045    Boston, Massachusetts, Industrial Development             --        1,079       1,079
3.3%                                       Financing Authority, Solid Waste Disposal
                                           Facility Revenue Bonds (Jet-A-Way Project), AMT,
                                           10.50% due 1/01/2011
                 NR*     NR*      2,300    Massachusetts State Health and Educational               165          295         460
                                           Facilities Authority Revenue Bonds (New England
                                           Memorial Hospital Project), Series C,  7% due
                                           4/01/2014(b)
                                           Massachusetts State Health and Educational
                                           Facilities Authority Revenue Refunding Bonds:
                 NR*     Ba2      2,220        (Bay Cove Human Services Issue), Series A,         1,810           --       1,810
                                               5.90% due 4/01/2028
                 NR*     Ca       2,745        (New England Memorial Hospital), Series B,            --          549         549
                                               6.125% due 7/01/2013(b)
                 NR*     Aaa      4,345    Massachusetts State Industrial Finance Agency          3,103        1,773       4,876
                                           Revenue Refunding Bonds (Bay Cove Human Services
                                           Inc.), 8.375% due 4/01/2004(d)

===================================================================================================================================
Michigan--0.1%   NR*     VMIG1+   400      Michigan State Strategic Fund, PCR, Refunding            400           --         400
                                           (Consumers Power Project), VRDN,  3.05% due
                                           4/15/2018(f)(g)

===================================================================================================================================
Mississippi--                              Mississippi Business Finance Corporation,
0.7%                                       Mississippi, PCR, Refunding (System Energy
                                           Resources Inc. Project):
                 BBB-    Ba1      1,000       5.875% due 4/01/2022                                   --          921         921
                 BBB-    Ba1      1,000       5.90% due 5/01/2022                                   923           --         923

===================================================================================================================================
Missouri--0.8%   NR*     NR*      2,000    Fenton, Missouri, Tax Increment Revenue Refunding      1,016        1,010       2,026
                                           and Improvement Bonds (Gravois Bluffs),  7% due
                                           10/01/2021

===================================================================================================================================
Nevada--0.8%     BBB     Baa2     2,500    Henderson, Nevada, Health Care Facility Revenue           --        2,092       2,092
                                           Bonds (Catholic Healthcare West-Saint Rose
                                           Dominican Hospital),  5.375% due 7/01/2026

===================================================================================================================================
New Jersey--                               Camden County, New Jersey, Improvement Authority,
15.6%                                      Lease Revenue Bonds (Holt Hauling & Warehousing),
                                           AMT, Series A:
                 NR*     NR*      5,600        9.625% due 1/01/2011                                 938        4,313       5,251
                 NR*     NR*      5,800        9.875% due 1/01/2021                               3,563        1,875       5,438
                 CCC     B2       3,525    Camden County, New Jersey, Pollution Control              --        3,475       3,475
                                           Financing Authority, Solid Waste Resource
                                           Recovery Revenue Bonds, Series D,  7.25% due
                                           12/01/2010

                                      F-36

                                            COMBINED SCHEDULE OF INVESTMENTS FOR
                            MUNIASSETS FUND, INC. AND MERRILL LYNCH HIGH INCOME MUNICIPAL BOND FUND, INC.
                                             As of May 31, 2001 (unaudited) (continued)
                                                      (in thousands)

                                                                                                              Value
                                                                                               ----------------------------------
                                                                                                                         ProForma
                                                                                                               High         for
                 S&P     Moody's  Face                                                         MuniAssets     Income     Combined
      STATE      Ratings Ratings  Amount                                                          Fund       Municipal     Fund
===================================================================================================================================
New Jersey                                 Camden County, New Jersey, Pollution Control
                                           Financing Authority, Solid Waste Resource
(concluded)                                Recovery Revenue Refunding Bonds, AMT:
                 CCC     B2     $ 9,000        Series A,  7.50% due 12/01/2010                    2,897        5,795     $ 8,692
                 CCC     B2       500          Series B,  7.50% due 12/01/2009                      483           --         483
                 NR*     NR*      5,000    New Jersey EDA, Economic Development Revenue           1,773        2,659       4,432
                                           Bonds (Glimcher Properties LP Project), AMT,  6%
                                           due 11/01/2028
                 NR*     NR*      2,500    New Jersey EDA, IDR, Refunding (Newark Airport         1,013        1,519       2,532
                                           Marriott Hotel),  7% due 10/01/2014
                 NR*     NR*      5,800    New Jersey EDA, Retirement Community Revenue           2,804        3,005       5,809
                                           Bonds (Seabrook Village Inc.), Series A,  8.125%
                                           due 11/15/2023
                 BB      Ba2      2,000    New Jersey EDA, Special Facility Revenue Bonds         1,868           --       1,868
                                           (Continental Airlines Inc. Project), AMT,  6.25%
                                           due 9/15/2029
                                           New Jersey Health Care Facilities Financing
                                           Authority Revenue Refunding Bonds (Trinitas
                                           Hospital Obligation Group):
                 BBB-    Baa3     2,000        7.375% due 7/01/2015                                  --        1,999       1,999
                 BBB-    Baa3     1,500        7.40% due 7/01/2020                                1,495           --       1,495

===================================================================================================================================
New Mexico--1.4% NR*     Baa3     3,000    Farmington, New Mexico, PCR, Refunding (Public         1,413        1,412       2,825
                                           Service Company-San Juan Project), Series A,
                                           5.80% due 4/01/2022
                 B       Ba3      1,000    Farmington, New Mexico, PCR, Refunding (Tucson            --        1,001       1,001
                                           Electric Power Co.-San Juan Project), Series A,
                                           6.95% due 10/01/2020
===================================================================================================================================
New York--2.3%                             Utica, New York, GO, Public Improvement Bonds:
                 BB      Ba1      700          9.25% due 8/15/2001                                  705           --         705
                 BB      Ba1      700          9.25% due 8/15/2002                                  726           --         726
                 BB      Ba1      700          9.25% due 8/15/2003                                  745           --         745
                 BB      Ba1      635          8.50% due 8/15/2007                                   --          708         708
                 BB      Ba1      635          8.50% due 8/15/2008                                   --          706         706
                 BB      Ba1      500          8.50% due 8/15/2009                                   --          556         556
                 BB      Ba1      500          8.50% due 8/15/2010                                   --          556         556
                 BB      Ba1      500          8.50% due 8/15/2011                                   --          556         556
                 BB      Ba1      500          8.50% due 8/15/2012                                   --          556         556
                 BB      Ba1      250          8.50% due 8/15/2015                                  278           --         278

===================================================================================================================================
North Carolina-- BBB     Baa3     350      North Carolina Eastern Municipal Power Agency,           335           --         335
1.1%                                       Power System Revenue Refunding Bonds, Series A,
                                           5.75% due 1/01/2026
                 NR*     NR*      2,400    North Carolina Medical Care Commission, Health         1,223        1,223       2,446
                                           Care Facilities, First Mortgage Revenue Refunding
                                           Bonds (Presbyterian Homes Project),  7% due
                                           10/01/2031

===================================================================================================================================
Ohio--1.4%       NR*     Ba2      3,365    Cleveland, Ohio, Airport Special Revenue               2,934           --       2,934
                                           Refunding Bonds (Continental Airlines Inc.
                                           Project), AMT, 5.70% due 12/01/2019
                 AAA     Aaa      700      Ohio, HFA, S/F Mortgage Revenue Bonds, RIB, AMT,          --          732         732
                                           Series A, 9.953% due 3/24/2031(e)(i)

===================================================================================================================================
Oregon--2.6%     NR*     NR*      1,630    Klamath Falls, Oregon, Electric Revenue Refunding      1,534           --       1,534
                                           Bonds (Klamath Cogeneration Project), Senior
                                           Lien,  6% due 1/01/2025
                 NR*     VMIG1+   200      Oregon State Health, Housing, Educational and            200           --         200
                                           Cultural Facilities Authority Revenue Bonds
                                           (Guide Dogs for the Blind), VRDN, Series A,
                                           3.05% due 7/01/2025(f)
                                           Western Generation Agency, Oregon, Cogeneration
                                           Project Revenue Bonds (Wauna Cogeneration
                                           Project):
                 NR*     NR*      1,000        AMT, Series B,  7.40% due 1/01/2016                   --        1,024       1,024
                 NR*     NR*      700          Series A,  7.125% due 1/01/2021                      705           --         705

                                      F-37

                                            COMBINED SCHEDULE OF INVESTMENTS FOR
                            MUNIASSETS FUND, INC. AND MERRILL LYNCH HIGH INCOME MUNICIPAL BOND FUND, INC.
                                        As of May 31, 2001 (unaudited) (continued)
                                                      (in thousands)

                                                                                                              Value
                                                                                               ----------------------------------
                                                                                                                         ProForma
                                                                                                               High         for
                 S&P     Moody's  Face                                                         MuniAssets     Income     Combined
      STATE      Ratings Ratings  Amount                                                          Fund       Municipal     Fund
===================================================================================================================================
Oregon           B       NR*    $ 3,455    Yamhill County, Oregon, PCR, Refunding (Smurfit        2,034        1,479     $ 3,513
(concluded)                                Newsprint Corporation Project),  8% due 12/01/2003

===================================================================================================================================
Pennsylvania--   NR*     NR*      250      Lancaster County, Pennsylvania, Hospital                 240           --         240
7.4%                                       Authority Revenue Bonds (Health Center-Saint
                                           Anne's Home), 6.60% due 4/01/2024
                 NR*     Ba2      2,500    Lehigh County, Pennsylvania, General Purpose           1,266          844       2,110
                                           Authority Revenue Refunding Bonds (Kidspeace
                                           Obligation Group), 6% due 11/01/2023
                                      8    Northhampton Pulp LLC(b)(c)(h)                           398          663       1,061
                 AAA     NR*      1,455    Pennsylvania State Higher Educational Facilities       1,768           --       1,768
                                           Authority, College and University Revenue
                                           Refunding Bonds (Eastern College), Series A, 8%
                                           due 10/15/2006(d)
                 NR*     NR*      9,000    Philadelphia, Pennsylvania, Authority for IDR,         4,208        5,260       9,468
                                           Commercial Development, AMT, 7.75% due
                                           12/01/2017
                 NR*     NR*      5,750    Philadelphia, Pennsylvania, Authority for              2,203        2,622       4,825
                                           Industrial Development, Health Care Facility
                                           Revenue Refunding Bonds (Paul's Run), Series A,
                                           5.875% due 5/15/2028

===================================================================================================================================
South Carolina-- BBB     NR*      3,500    South Carolina Jobs, EDA, Economic Development         1,586        2,115       3,701
1.4%                                       Revenue Bonds (Westminster Presbyterian Center),
                                           7.75% due 11/15/2030

===================================================================================================================================
Texas--3.1%      BBB-    Baa3     1,000    Austin, Texas, Convention Center Revenue Bonds         1,000           --       1,000
                                           (Convention Enterprises Inc.), First Tier, Series
                                           A,  6.70% due 1/01/2028
                 A1      NR*      100      Harris County, Texas, Health Facilities                   --          100         100
                                           Development Corporation, Hospital Revenue
                                           Refunding Bonds (Methodist Hospital), VRDN,  3%
                                           due 12/01/2025(f)
                 BB      Ba1      3,000    Houston, Texas, Airport System Revenue Bonds           2,766           --       2,766
                                           (Special Facilities-Continental Airlines), AMT,
                                           Series B, 6.125% due 7/15/2017
                 BBB-    Baa2     4,500    Lower Colorado River Authority, Texas, PCR             4,457           --       4,457
                                           (Samsung Austin Semiconductor), AMT,  6.375% due
                                           4/01/2027
===================================================================================================================================
Utah--0.7%       NR*     NR*      1,660    Carbon County, Utah, Solid Waste Disposal Revenue      1,694           --       1,694
                                           Refunding Bonds (Laidlaw Environmental), AMT,
                                           Series A, 7.45% due 7/01/2017
                 NR*     NR*      3,200    Tooele County, Utah, PCR, Refunding (Laidlaw              --           89          89
                                           Environmental), AMT, Series A,  7.55% due
                                           7/01/2027(b)

===================================================================================================================================
Vermont--1.8%    NR*     NR*      4,410    Vermont Educational and Health Buildings               3,307        1,530       4,837
                                           Financing Agency Revenue Refunding Bonds (College
                                           of Saint Joseph Project),  8.50% due 11/01/2024

===================================================================================================================================
Virginia--8.8%   NR*     NR*      1,500    Dulles Town Center, Virginia, Community                1,459           --       1,459
                                           Development Authority, Special Assessment Tax
                                           (Dulles Town Center Project),  6.25% due 3/01/2026
                 NR*     NR*      7,635    Peninsula Ports Authority, Virginia, Revenue           1,414        2,098       3,512
                                           Refunding Bonds (Port Facility-Zeigler Coal),
                                           6.90% due 5/02/2022(b)
                                           Pittsylvania County, Virginia, IDA Revenue
                                           Refunding Bonds, Exempt-Facility, AMT, Series A:
                 NR*     NR*      3,700         7.50% due 1/01/2014                               1,624        1,911       3,535
                 NR*     NR*      1,000         7.55% due 1/01/2019                                 947           --         947
                                           Pocahontas Parkway Association, Virginia, Toll
                                           Road Revenue Bonds, Capital Appreciation:
                 NR*     Ba1      5,500        First Tier, Sub-Series C,  6.25%** due                --          791         791
                                               8/15/2027
                 NR*     Ba1      6,200        First Tier, Sub-Series C,  6.25%** due               616           --         616
                                               8/15/2032

                                      F-38

                                            COMBINED SCHEDULE OF INVESTMENTS FOR
                            MUNIASSETS FUND, INC. AND MERRILL LYNCH HIGH INCOME MUNICIPAL BOND FUND, INC.
                                             As of May 31, 2001 (unaudited) (concluded)
                                                      (in thousands)

                                                                                                              Value
                                                                                               ----------------------------------
                                                                                                                         ProForma
                                                                                                               High         for
                 S&P     Moody's  Face                                                         MuniAssets     Income     Combined
      STATE      Ratings Ratings  Amount                                                          Fund       Municipal     Fund
===================================================================================================================================
Virginia         NR*     Ba1    $ 9,000        First Tier, Sub-Series C,  6.25%** due           $    --      $   716     $   716
(concluded)                                    8/15/2035
                 BBB-    Baa3     48,400       Senior Series B,  5.95%** due 8/15/2032            5,672           --       5,672
                 BBB-    Baa3     48,400       Senior Series B,  5.95%** due 8/15/2031               --        6,075       6,075

===================================================================================================================================
Washington--     NR*     NR*      1,900    Port Seattle, Washington, Special Facilities           1,868           --       1,868
0.7%                                       Revenue Bonds (Northwest Airlines Project), AMT,
                                           7.25% due 4/01/2030

===================================================================================================================================
Wisconsin--      NR*     NR*      2,000    Wisconsin State Health and Educational Facilities      1,014        1,015       2,029
0.8%                                       Authority Revenue Bonds (Oakwood Village
                                           Project), Series A, 7.625% due 8/15/2030

                 Total Investments  (Cost -- $284,671)  -- 100.1%                               135,633      127,473     263,106
                 Other Assets in Excess of Liabilities  -- (0.1)%                                  (185)       2,125         791++
                 Net Assets - 100.0%                                                            135,448      129,598     263,897++
===================================================================================================================================
(a)              FSA Insured.
(b)              Non-income producing security.
(c)              These shares represent an equity interest in the reorganization of Ponderosa Fibres PA. The security may be offered and sold to
                 "qualified institutional buyers" under Rule 144A of the
                 Securities Act of 1933.
(d)              Prerefunded.
(e)              The interest rate is subject to change periodically and
                 inversely based upon prevailing market rates. The interest rate shown is the rate in effect at May 31, 2001.
(f)              The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at May 31, 2001.
(g)              AMBAC Insured.
(h)              Escrowed to maturity.
(i)              GNMA Collateralized.
(j)              MBIA Insured.
*                Not Rated.
**               Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
+                Highest short-term rating by Moody's Investors Service, Inc.
++               Amounts reflect Pro Forma adjustments to the Statement of Assets,
                 Liabilities and Capital. Ratings of issues shown have not been audited by
                 Deloitte & Touche LLP.

See Notes to Financial Statements.

Portfolio Abbreviations
-----------------------

To simplify the listings of MuniAssets Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below.

AMT              Alternative Minimum Tax (subject to)
EDA              Economic Development Authority
GO               General Obligation Bonds
IDA              Industrial Development Authority
IDB              Industrial Development Board
IDR              Industrial Development Revenue Bonds
INFLOS           Inverse Floating Rate Municipal Bonds
M/F              Multi-Family
PCR              Pollution Control Revenue Bonds
RIB              Residual Interest Bonds
VRDN             Variable Rate Demand Notes

                                      F-39

                                 PRO FORMA COMBINED STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                                                  FOR MUNIASSETS FUND, INC. AND
                                       MERRILL LYNCH HIGH INCOME MUNICIPAL BOND FUND, INC
                                                 As of May 31, 2001 (Unaudited)

      The following unaudited Pro Forma Combined Statement of Assets, Liabilities and Capital has been derived from the
Statement of Assets,  Liabilities and Capital of MuniAssets  Fund, Inc. and the Statement of Assets and  Liabilities of
Merrill Lynch High Income  Municipal Bond Fund, Inc., each at May 31, 2001 and such information has been adjusted to give effect to the  Reorganization  as if the  Reorganization  had occurred on May 31, 2001. The Pro Forma Combined  Statement of Assets and
Liabilities is presented for informational  purposes only and does not purport to be indicative of the financial  condition that actually would have resulted if the  Reorganization  had been  consummated on May 31, 2001. The Pro Forma Combined  Statement of
Assets,  Liabilities and Capital should be read in conjunction  with the Funds'  financial  statements and related notes thereto which are included in this Joint Proxy Statement and Prospectus.
                                                                        High Income                               Pro Forma for
                                                    MuniAssets           Municipal           Adjustments          Combined Fund
                                                 ---------------       --------------        -----------          -------------
Assets:
Investments, at value*                             $ 135,632,525       $ 127,472,894                              $ 263,105,419
Cash                                                      24,608                  --                                     24,608
Receivables:
   Interest                                            2,466,628           2,485,107                                  4,951,735
   Securities sold                                       247,438             300,782                                    548,220
Prepaid expenses and other assets                          8,195              44,226                                     52,421
                                                   -------------       -------------       -------------          -------------
Total assets                                         138,379,394         130,303,009                                268,682,403
                                                   -------------       -------------       -------------          -------------

Liabilities:
Payables:
   Securities purchased                                2,845,481                  --                                  2,845,481
   Dividends to shareholders                                  --             315,637       $     845,463              1,161,100
   Investment adviser                                     50,905              53,402                                    104,307
   Administration fees                                        --              54,531                                     54,531
Accrued expenses and other liabilities                    34,523             281,211             303,900(1)             619,634
                                                   -------------       -------------       -------------          -------------
Total liabilities                                      2,930,909             704,781           1,149,363              4,785,053
                                                   -------------       -------------       -------------          -------------

Net Assets                                         $ 135,448,485       $ 129,598,228       $  (1,149,363)         $ 263,897,350
                                                   =============       =============       =============          =============
Capital
Common Stock, par value $.10 per share;                1,045,436           1,388,397            (381,969)             2,051,864
200,000,000 shares authorized+
Paid-in capital in excess of par                     148,814,553         150,376,590              78,069            299,269,212
Undistributed investment income -- net                   845,463                  --            (845,463)                    --
Accumulated realized capital losses on
investments--net                                      (7,114,885)         (5,591,995)                               (12,706,880)
Accumulated distributions in excess of
realized capital gains on investments-net                     --          (3,150,862)                                (3,150,862)
Unrealized depreciation on investments-net            (8,142,082)        (13,423,902)                               (21,565,984)
                                                   -------------       -------------       -------------          -------------
Total capital                                      $ 135,448,485       $ 129,598,228       $  (1,149,363)         $ 263,897,350
                                                   =============       =============       =============          =============
Net asset value per share of Common Stock                 $12.96               $9.33                                     $12.86
                                                   =============       =============       =============          =============

 *Identified Cost                                  $ 143,774,607       $ 140,896,796                              $ 284,671,403
 +Shares issued and outstanding                       10,454,359          13,883,974          (3,819,685)            20,518,648

--------
(1)   Reflects the charge for estimated Reorganization expenses of $303,900, of which $145,900 is attributable to MuniAssets Fund, Inc. and $158,000 is attributable to Merrill Lynch High Income Municipal Bond Fund, Inc.

See Notes to Financial Statements.

                                      F-40

                                       PRO FORMA COMBINED STATEMENT OF OPERATIONS
                                                  FOR MUNIASSETS FUND, INC. AND
                                       MERRILL LYNCH HIGH INCOME MUNICIPAL BOND FUND, INC.
                                           For the Period June 1, 2000 to May 31, 2001
                                                          (Unaudited)

      The following  unaudited Pro Forma Combined  Statement of Operations has been derived from the Statements of Operations of the respective  Funds  for the  period  June 1,  2000 to May 31,  2001 and such  information  has been  adjusted  to give  effect to the
Reorganization as if the  Reorganization had occurred at the beginning of the period. The Pro Forma Combined Statement of Operations is presented for informational  purposes only and does not purport to be indicative of the results of operations that actually would have resulted if the Reorganization had been consummated at the beginning of the period nor which may result from future operations.
The Pro Forma Combined Statement of Operations should be read in conjunction with the Funds' financial  statements and related notes thereto which are included in this Joint Proxy Statement and Prospectus.

                                                                                                      Pro Forma for
                                                                  High Income                           Combined
                                                MuniAssets         Municipal         Adjustments         Fund(2)
                                              --------------    --------------       -----------       ------------
Investment Income :
Interest and amortization of premium
and discount earned                           $  9,698,498       $ 10,625,561                        $ 20,324,059
                                              ------------       ------------     -----------       ------------
Expenses:
Investment advisory fees                           740,906          1,355,424        (639,487)(1)      1,456,843
Administrative fees                                     --            356,691        (356,691)(1)             --
Professional fees                                   57,834            110,998        (110,998)(1)         57,834
Transfer agent fees                                 31,869             80,955         (78,501)(1)         34,323
Accounting services                                 53,362             58,694         (19,970)(1)         92,086
Printing and shareholder reports                    33,577             61,589         (53,976)(1)         41,190
Advertising                                             --             83,365         (83,365)(1)             --
Directors' fees and expenses                        40,498             33,510         (33,510)(1)         40,498
Registration fees                                       --             47,796         (47,796)(1)             --
Listing fees                                        35,652              8,785          (9,437)(1)         35,000
Custodian fees                                       9,153             12,868              --             22,021
Pricing fees                                         8,722                 --           3,778             12,500
Other                                               15,539             11,620          (5,659)(1)         21,500
                                              ------------       ------------     -----------       ------------
Total expenses                                   1,027,112          2,222,295      (1,435,612)         1,813,795
                                              ------------       ------------     -----------       ------------
Investment income -- net                         8,671,386          8,403,266       1,435,612         18,510,264
                                              ------------       ------------     -----------       ------------
Realized & Unrealized Gain (Loss) on
Investments -- Net
Realized loss on investments--net               (2,286,735)        (1,543,036)                        (3,829,771)
Change in unrealized
appreciation/depreciation on
investments -- net                               4,301,686          2,100,641                          6,402,327
                                              ------------       ------------     -----------       ------------
Net Increase in Net Assets Resulting
from Operations                               $ 10,686,337       $  8,960,871     $ 1,435,612       $ 21,082,820
                                              ============       ============     ===========       ============
--------
(1)   Reflects the anticipated savings as a result of the Reorganization through fewer audits and consolidation of printing, accounting, and other services.

(2)   This Pro Forma Combined Statement of Operations excludes non-recurring aggregate estimated Reorganization expenses of $303,900, of which $145,900 is attributable to MuniAssets Fund, Inc. and $158,000 is attributable to
      Merrill Lynch High Income Municipal Bond Fund, Inc.

See Notes to Financial Statements.

                                      F-41

                         MUNIASSETS FUND, INC.
               MERRILL LYNCH HIGH INCOME MUNICIPAL BOND FUND, INC.
          NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS (Unaudited)

1. Significant Accounting Policies:

     MuniAssets Fund, Inc. (the "Fund," which term as used herein shall refer to MuniAssets Fund, Inc., after giving effect to the Reorganization with Merrill Lynch High Income Municipal
Bond Fund, Inc.) is registered under the Investment Company Act of
1940 as a non-diversified, closed-end management investment company.
The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of
America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all
adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUA. The following is a summary of significant accounting policies followed by the
Fund.

     (a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges.
Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

     (b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and
efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o       Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures
        contracts for the purpose of hedging the market risk on
        existing securities or the intended purchase of securities.
        Futures contracts are contracts for delayed delivery of
        securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a
        realized gain or loss equal to the difference between the
        value of the contract at the time it was opened and the value at the time it was closed.

o       Options -- The Fund is authorized to write covered call
        options and purchase put options. When the Fund writes an
        option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a
        security is purchased or sold through an exercise of an
        option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing
        transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

     (c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

                                      F-42

                         MUNIASSETS FUND, INC.
                 MERRILL LYNCH MUNICIPAL HIGH INCOME FUND, INC.
    NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS (Unaudited) (concluded)

     (d) Security transactions and investment income - Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective June 1, 2001, as now required under the new AICPA Audit and
Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund, but will result in a $43,627 increase to the cost of securities and a corresponding $43,627 decrease to net unrealized depreciation, based on debt securities held as of May 31, 2001.

     (e) Dividends and distributions - Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

     (f) Reclassification - Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $15,325 have been reclassified between accumulated realized capital gains and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

     2. Investment Advisory Agreement and Transactions with
Affiliates:

     The Fund has entered into an Investment Advisory Agreement with
Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

     FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .55% based upon the average weekly value of the Fund's net assets.

     Prior to January 1, 2001, FAM provided accounting services to the
Fund at its cost and the Fund reimbursed FAM for these services. FAM continues to provide certain accounting services to the Fund. The Fund reimburses FAM at its cost for such services. For the year ended May
31, 2001, the Fund reimbursed FAM an aggregate of $31,455 for the above-described services. The Fund entered into an agreement with
State Street Bank and Trust Company ("State Street"), effective
January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

     Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

                                      F-43

APPENDIX I

INFORMATION PERTAINING TO EACH FUND

General Information Pertaining to Each Fund

Fund	Defined Term Used in Appendix I	Fiscal Year End	State of Incorporation	Meeting Time
MuniAssets Fund, Inc.	MuniAssets	5/31	MD	9:00 a.m.
Merrill Lynch High Income Municipal Bond Fund, Inc.	High Income Municipal	8/31	MD	10:00 a.m.

Fund	Common Stock Outstanding as of the Record Date
MuniAssets	10.461,767
High Income Municipal	13,554,767

Information Pertaining to Directors of MuniAssets and High Income Municipal

Shares Beneficially Owned on the Record Date
Fund	Glenn*	Grills	Mintz	Salomon	Seiden	Swensrud
MuniAssets	None	None	None	None	None	None

*	Interested person, as defined in the Investment Company Act, of MuniAssets and High Income Municipal.

Set forth in the table below is information regarding board of directors and audit committee meetings held and the aggregate fees and expenses paid by each Fund to non-affiliated Directors during that Fund’s most recently completed fiscal year.

	Board of Directors			Audit Committee
Fund	# Meetings Held*	Annual ($)	Per Meeting Fee ($)**	# Meetings Held*	Annual Fee ($)***	Per Meeting Fee ($)**	Aggregate Fees and Expenses ($)
MuniAssets	4	2,000	500	4	2,000	500	40,498
High Income Municipal	5	1,900	150	4	1,900	150	29,133

*	Includes meetings held via teleconferencing equipment.
**	The fee is payable for each meeting attended in person. A fee is not paid for telephonic meetings.
***	With respect to High Income Municipal, the Co-Chairmen of the Audit Committee each receive an additional annual fee of $500.

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Set forth in the table below is information regarding compensation paid by each Fund to the non-affiliated Directors for that Fund’s most recently completed fiscal year. Each non-affiliated Director of a Fund is a member of the Audit Committee of the Fund.

Compensation from MuniAssets and High Income Municipal($)*

Fund	Grills	Mintz	Salomon	Seiden	Swensrud
MuniAssets	$8,000	$8,000	$8,000	$8,000	$8,000

	Forbes	Montgomery	Reilly	Ryan	Suddarth**	West	Zinbarg**
High Income Municipal	$5,900	$5,400	$5,900	$5,400	$325	$5,400	$325

*	No pension or retirement benefits are accrued as part of Fund expenses.
**	Messrs. Suddarth and Zinbarg were elected Directors of High Income Municipal on July 10, 2000.

Set forth in the table below is information regarding the aggregate compensation paid by all registered investment companies advised by FAM and its affiliate, MLIM (collectively, “FAM/MLIM Advised Funds”), including MuniAssets and High Income Municipal, to the non-affiliated Directors for the year ended December 31, 2000.

Name of Director	Aggregate Compensation from FAM/MLIM Advised Funds Paid to Directors($)(1)
MuniAssets
Joe Grills	$224,500
Walter Mintz	$184,000
Robert S. Salomon, Jr.	$184,000
Melvin R. Seiden	$184,000
Stephen B. Swensrud	$280,233
High Income Municipal
Ronald W. Forbes	$295,008
Cynthia A. Montgomery	$264,008
Charles C. Reilly	$352,050
Kevin A. Ryan	$264,008
Roscoe S. Suddarth(2)	$193,977
Richard R. West	$373,000
Edward D. Zinbarg(2)	$242,435

(1)	The Directors serve on the boards of FAM/MLIM-advised funds as follows: Mr. Forbes (51 registered investment companies consisting of 58 portfolios); Mr. Grills (30 registered investment companies consisting of 46 portfolios); Mr. Mintz (16 registered investment companies consisting of 36 portfolios); Ms. Montgomery (51 registered investment companies consisting of 58 portfolios); Mr. Reilly (51 registered investment companies consisting of 58 portfolios); Mr. Ryan (51 registered investment companies consisting of 58 portfolios); Mr. Salomon (16 registered investment companies consisting of 36 portfolios); Mr. Seiden (16 registered investment companies consisting of 36 portfolios); Mr. Suddarth (51 registered investment companies consisting of 58 portfolios); Mr. Swensrud (43 registered investment companies consisting of 93 portfolios) Mr. West (66 registered investment companies consisting of 72 portfolios) and Mr. Zinbarg (51 registered investment companies consisting of 58 portfolios).
(2)	Messrs. Suddarth and Zinbarg were elected Directors of High Income Municipal on July 10, 2000.

I-2

Information Pertaining to Directors of MuniAssets and High Income Municipal*

Name, Address and Biography	Age	High Income Municipal Director Since	MuniAssets Director Since

Terry K. Glenn	60	1999	1999

P.O. Box 9011, Princeton, New Jersey 08543-9011. Chairman (Americas Region) since 2001, and Executive Vice President of MLIM and its affiliate, FAM (which terms as used herein include their corporate predecessors) since 1983; President, Merrill Lynch Mutual Funds since 1999; President of FAMD since 1986 and Director thereof since 1991; Executive Vice President and Director of Princeton Services since 1993; President of Princeton Administrators, L.P. since 1988; Director of FDS since 1985.

Ronald W. Forbes	60	1997	N/A

1400 Washington Avenue, Albany, New York 12222. Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000 and Professor thereof from 1989 to 2000; International Consultant, Urban Institute, Washington, D.C. from 1995 to 1999.

Walter Mintz	72	N/A	1993
1114 Avenue of the Americas, New York, New York 10036. Special Limited Partner of Cumberland Associates (investment partnership) since 1982.

Cynthia A. Montgomery	49	1997	N/A

Harvard Business School, Soldiers Field Road, Boston, Massachusetts 02163. Professor, Harvard Business School since 1989; Associate Professor, J.L. Kellogg Graduate School of Management, Northwestern University from 1985 to 1989; Associate Professor, Graduate School of Business Administration, The University of Michigan from 1979 to 1985; Director, UNUMProvident Corporation since 1990 and Director, NewellRubbermaid Inc. since 1995.

Charles C. Reilly	70	1997	N/A

9 Hampton Harbor Road, Hampton Bays, New York 11946. Self-employed financial consultant since 1990; President and Chief Investment Officer of Verus Capital, Inc. from 1979 to 1990; Senior Vice President of Arnhold and S. Bleichroeder, Inc. from 1973 to 1990; Adjunct Professor, Columbia University Graduate School of Business from 1990 to 1991; Adjunct Professor, Wharton School, The University of Pennsylvania from 1989 to 1990; Partner, Small Cities Cable Television from 1986 to 1997.

Kevin A. Ryan	68	1997	N/A

127 Commonwealth Avenue, Chestnut Hill, Massachusetts 02467. Founder and currently Director Emeritus of the Boston University Center for the Advancement of Ethics and Character and Director thereof from 1989 to 1999; Professor from 1982 to 1999 and currently Professor Emeritus of Education at Boston University; formerly taught on the faculties of The University of Chicago, Stanford University and Ohio State University.

*	Biographical information pertaining to the Director nominees, Joe Grills and Robert S. Salomon, Jr., appears on page 38.

I-3

Name, Address and Biography	Age	High Income Municipal Director Since	MuniAssets Director Since

Melvin R. Seiden	70	N/A	1993
780 Third Avenue, Suite 2502, New York, New York 10017. Director of Silbanc Properties, Ltd. (real estate, investment and consulting) since 1987; Chairman and President of Seiden & de Cuevas, Inc. (private investment firm) from 1964 to 1987.
Roscoe S. Suddarth	66	2000	N/A

7403 MacKenzie Court, Bethesda, Maryland 20817. President, Middle East Institute from 1995 to 2001; Foreign Service Officer, United States Foreign Service from 1961 to 1995, Career Minister, from 1989 to 1995, Deputy Inspector General, U.S. Department of State from 1991 to 1994, U.S. Ambassador to the Hashemite Kingdom of Jordan from 1987 to 1990.

Stephen B. Swensrud	68	N/A	1993
88 Broad Street, 2nd Floor, Boston, Massachusetts 02110. Chairman of Fernwood Advisors (investment adviser) since 1996; Principal, Fernwood Associates (financial consultant) since 1975; Chairman of RPP Corporation (manufacturing) since 1978; Director of International Mobile Communications, Inc. (telecommunications) since 1998.
Richard R. West	63	1997	N/A

Box 604, Genoa, Nevada 89411. Professor of Finance since 1984, Dean from 1984 to 1993, and currently Dean Emeritus of New York University, Leonard N. Stern School of Business Administration; Director of Bowne & Co., Inc. (financial printers), Vornado Realty Trust, Inc. (real estate holding company) and Alexander’s Inc. (real estate holding company).

Edward D. Zinbarg	66	2000	N/A
5 Hardwell Road, Short Hills, New Jersey 07078-2117. Self-employed financial consultant since 1994; Executive Vice President of the Prudential Insurance Company of America from 1988 to 1994; Former Director of Prudential Reinsurance Company and former Trustee of the Prudential Foundation.

I-4

Information Pertaining to Officers of MuniAssets and High Income Municipal

Set forth in the table below is information about the officers of MuniAssets and High Income Municipal.

			Officer Since
Name and Biography	Age	Office	MuniAssets	High Income Municipal
Terry K. Glenn	60	President*	1993	1990
Chairman (Americas Region) since 2001, and Executive Vice President of MLIM and its affiliate, FAM (which terms as used herein include their corporate predecessors) since 1983; President, Merrill Lynch Mutual Funds since 1999; President of FAMD since 1986 and Director thereof since 1991; Executive Vice President and Director of Princeton Services since 1993; President of Princeton Administrators, L.P. since 1988; Director of FDS since 1985.

Vincent R Giordano	57	Senior Vice	1993	1993
Managing Director of MLIM since 2000 and Senior Vice President thereof from 1984 to 2000; Senior Vice President of Princeton Services since 1993.		President

Kenneth A. Jacob	50	Vice President	1993	1990
First Vice President of MLIM since 1997 and Vice President thereof from 1984 to 1997; Vice President of FAM since 1984.

Theodore R. Jaeckel, Jr.	42	Vice President	1997	1995
Director (Municipal Tax-Exempt Fund Management) of MLIM since 1997; Vice President of MLIM from 1991 to 1997.		and Portfolio Manager

Donald C. Burke	41	Vice President	1993	1994
First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of FAMD since 1999; Vice President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM since 1990.		and Treasurer	1999	1999

Bradley J. Lucido	35	Secretary	1999	N/A
Vice President of MLIM since 1999; attorney with MLIM since 1995.

Alice A. Pellegrino	41	Secretary	N/A	2001
Vice President of MLIM since 1999; attorney with MLIM since 1997; Associate with Kirkpatrick & Lockhart LLP from 1992 to 1997.

*	Prior to being elected President of MuniAssets and High Income Municipal in 1999, Mr. Glenn served as Executive Vice President of both Funds.

I-5

APPENDIX II

AGREEMENT AND PLAN OF REORGANIZATION

 THIS AGREEMENT AND PLAN OF REORGANIZATION (this “Agreement”) is made as of the 7th day of September, 2001, by and between Merrill Lynch High Income Municipal Bond Fund, Inc., a Maryland corporation (“High Income Municipal”), and MuniAssets Fund, Inc., a Maryland corporation (“MuniAssets”). MuniAssets and High Income Municipal are sometimes referred to herein collectively as the “Funds” and individually as a “Fund,” as the context requires.

PLAN OF REORGANIZATION

The reorganization will constitute the following:

(1) the acquisition by MuniAssets of substantially all of the assets, and the assumption by MuniAssets of substantially all of the liabilities of High Income Municipal in return solely for an equal aggregate value of newly issued full shares of common stock, with a par value of $0.10 per share, of MuniAssets (“MuniAssets Common Stock”), and

(2) the subsequent distribution by High Income Municipal to High Income Municipal stockholders of all of the full shares of MuniAssets Common Stock received by High Income Municipal in return for High Income Municipal stockholders’ shares of common stock, with a par value of $0.10 per share, including shares of common stock of High Income Municipal representing the Dividend Reinvestment Plan (“DRIP”) shares held in the book deposit accounts of the holders of common stock of High Income Municipal (“High Income Municipal Common Stock”)( plus cash in lieu of fractional shares);

all upon and subject to the terms hereinafter set forth (collectively, the “Reorganization”).

In the course of the Reorganization, each holder of High Income Municipal Common Stock will be entitled to receive a number of full shares of MuniAssets Common Stock and cash in lieu of fractional shares equal to the aggregate net asset value of High Income Municipal Common Stock owned by such stockholder on the Closing Date (as defined in Section 7(a) below).

It is intended that the Reorganization described in this Agreement shall be a reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision.

Prior to the Closing Date, High Income Municipal shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its stockholders all of its net investment company taxable income to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Closing Date.

As promptly as practicable after the consummation of the Reorganization, High Income Municipal shall be dissolved in accordance with the laws of the State of Maryland and will terminate its registration under the Investment Company Act of 1940, as amended (the “1940 Act”).

AGREEMENT

In order to consummate the Reorganization and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, each Fund hereby agrees as follows:

1. Representations and Warranties of MuniAssets.

MuniAssets represents and warrants to, and agrees with, High Income Municipal that:

(a) MuniAssets is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. MuniAssets has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) MuniAssets is duly registered under the 1940 Act as a non-diversified, closed-end management investment company (File No. 811-07642), and such registration has not been revoked or rescinded and is in full force and effect. MuniAssets has elected and qualified since inception for the special tax treatment

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afforded regulated investment companies (“RICs”) under Sections 851-855 of the Code and intends to continue to so qualify until consummation of the Reorganization and thereafter.

(c) High Income Municipal has been furnished with MuniAssets’ Annual Report to Stockholders for the fiscal year ended May 31, 2001, and the audited financial statements appearing therein, having been audited by Deloitte & Touche LLP, independent public accountants, fairly present the financial position of MuniAssets as of the respective dates indicated, in conformity with accounting principles generally accepted in the United States of America applied on a consistent basis.

(d) An unaudited statement of assets, liabilities and capital of MuniAssets and an unaudited schedule of investments of MuniAssets, each as of the Valuation Time (as defined in Section 3(d) of this Agreement), will be furnished to High Income Municipal, at or prior to the Closing Date for the purpose of determining the number of shares of MuniAssets Common Stock to be issued pursuant to Section 4 of this Agreement; each will fairly present the financial position of MuniAssets as of the Valuation Time in conformity with accounting principles generally accepted in the United States of America applied on a consistent basis.

(e) MuniAssets has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of its Board of Directors, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(f) There are no material legal, administrative or other proceedings pending or, to the knowledge of MuniAssets, threatened against it which assert liability on the part of MuniAssets or which materially affect its financial condition or its ability to consummate the Reorganization. MuniAssets is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(g) MuniAssets is not obligated under any provision of its Articles of Incorporation, as amended, or its by-laws, as amended, or a party to any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(h) There are no material contracts outstanding to which MuniAssets is a party that have not been disclosed in the N-14 Registration Statement (as defined in subsection (l) below) or will not otherwise be disclosed to High Income Municipal prior to the Valuation Time.

(i) MuniAssets has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since May 31, 2001, and those incurred in connection with the Reorganization. As of the Valuation Time, MuniAssets will advise High Income Municipal in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

(j) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by MuniAssets of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).

(k) The registration statement filed by MuniAssets on Form N-14 which includes the joint proxy statement of the Funds with respect to the transactions contemplated herein and the prospectus of MuniAssets relating to the MuniAssets Common Stock to be issued pursuant to this Agreement, (the “Joint Proxy Statement and Prospectus”), and any supplement or amendment thereto or to the documents therein (as amended or supplemented, the “N-14 Registration Statement”), on its effective date, at the time of the stockholders’ meetings referred to in Section 6(a) of this Agreement and at the Closing Date, insofar as it relates to MuniAssets (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not

II-2

contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Joint Proxy Statement and Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by MuniAssets for use in the N-14 Registration Statement as provided in Section 6(e) of this Agreement.

(l) MuniAssets is authorized to issue 200,000,000 shares of capital stock, all of which have been designated as common stock, par value $0.10 per share; each outstanding share of which is fully paid and nonassessable and has full voting rights.

(m) The shares of MuniAssets Common Stock to be issued to High Income Municipal pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, and no stockholder of MuniAssets will have any preemptive right of subscription or purchase in respect thereof.

(n) At or prior to the Closing Date, the MuniAssets Common Stock to be transferred to High Income Municipal for distribution to the stockholders of High Income Municipal on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of High Income Municipal presently are qualified, and there will be a sufficient number of such shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

(o) At or prior to the Closing Date, MuniAssets will have obtained any and all regulatory, Director and stockholder approvals necessary to issue the MuniAssets Common Stock to High Income Municipal.

2. Representations and Warranties of High Income Municipal.

High Income Municipal represents and warrants to, and agrees with, MuniAssets that:

(a) High Income Municipal is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. High Income Municipal has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) High Income Municipal is duly registered under the 1940 Act as a continuously offered, non-diversified, closed-end management investment company (File No. 811-06156), and such registration has not been revoked or rescinded and is in full force and effect. High Income Municipal has elected and qualified since inception for the special tax treatment afforded RICs under Sections 851-855 of the Code and intends to continue to so qualify through its taxable year ending upon liquidation.

(c) As used in this Agreement, the term “High Income Municipal Investments” shall mean (i) the investments of High Income Municipal shown on the schedule of its investments as of the Valuation Time furnished to MuniAssets; and (ii) all other assets owned by High Income Municipal or liabilities incurred as of the Valuation Time.

(d) High Income Municipal has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Directors and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(e) MuniAssets has been furnished with High Income Municipal’s Annual Report to Stockholders for the fiscal year ended August 31, 2000, and the audited financial statements appearing therein, having been audited by Deloitte & Touche LLP, independent auditors, fairly present the financial position of High Income Municipal as of the respective dates indicated, in conformity with accounting principles generally accepted in the United States of America applied on a consistent basis.

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	(f) MuniAssets has been furnished with High Income Municipal’s Semi-Annual Report to Stockholders for the period ended February 28, 2001 and the unaudited financial statements appearing therein, fairly present the financial position of High Income Municipal as of the respective dates indicated, in conformity with accounting principles generally accepted in the United States of America applied on a consistent basis.

(g) An unaudited statement of assets, liabilities and capital of High Income Municipal and an unaudited schedule of investments of High Income Municipal, each as of the Valuation Time, will be furnished to MuniAssets at or prior to the Closing Date for the purpose of determining the number of shares of MuniAssets Common Stock to be issued to High Income Municipal pursuant to Section 4 of this Agreement; each will fairly present the financial position of High Income Municipal as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

(h) There are no material legal, administrative or other proceedings pending or, to the knowledge of High Income Municipal, threatened against it which assert liability on the part of High Income Municipal or which materially affect its financial condition or its ability to consummate the Reorganization. High Income Municipal is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(i) There are no material contracts outstanding to which High Income Municipal is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to MuniAssets prior to the Valuation Time.

(j) High Income Municipal is not obligated under any provision of its Articles of Incorporation, as amended, or its by-laws, as amended, or a party to any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(k) High Income Municipal has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since February 28, 2001, and those incurred in connection with the Reorganization. As of the Valuation Time, High Income Municipal will advise MuniAssets in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

(l) High Income Municipal has filed, or has obtained extensions to file, all Federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all Federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of High Income Municipal have been adequately provided for on its books, and no tax deficiency or liability of High Income Municipal has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(m) At both the Valuation Time and the Closing Date, High Income Municipal will have full right, power and authority to sell, assign, transfer and deliver the High Income Municipal Investments. At the Closing Date, subject only to the obligation to deliver the High Income Municipal Investments as contemplated by this Agreement, High Income Municipal will have good and marketable title to all of the High Income Municipal Investments, and MuniAssets will acquire all of the High Income Municipal Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the Federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the High Income Municipal Investments or materially affect title thereto).

(n) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by High Income Municipal of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws.

(o) The N-14 Registration Statement, on its effective date, at the time of the stockholders’ meetings referred to in Section 6(a) of this Agreement and on the Closing Date, insofar as it relates to High Income Municipal (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934

II-4

Act and the 1940 Act and the rules and regulations thereunder, and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Joint Proxy Statement and Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by High Income Municipal for use in the N-14 Registration Statement as provided in Section 6(e) of this Agreement.

(p) High Income Municipal is authorized to issue 200,000,000 shares of capital stock, all of which have been designated as common stock, par value $.10 per share; each outstanding share of which is fully paid and nonassessable and has full voting rights.

(q) All of the issued and outstanding shares of High Income Municipal Common Stock were offered for sale and sold in conformity with all applicable Federal and state securities laws.

(r) The books and records of High Income Municipal made available to MuniAssets and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of High Income Municipal.

(s) High Income Municipal will not sell or otherwise dispose of any of the shares of MuniAssets Common Stock to be received in the Reorganization, except in distribution to the stockholders of High Income Municipal, as provided in Section 3 of this Agreement.

3. The Reorganization.

(a) Subject to receiving the requisite approvals of the stockholders of each Fund, and to the other terms and conditions contained herein, High Income Municipal agrees to convey, transfer and deliver to MuniAssets and MuniAssets agrees to acquire from High Income Municipal on the Closing Date, substantially all of the High Income Municipal Investments (including interest accrued as of the Valuation Time on debt instruments) and assume substantially all of the liabilities of High Income Municipal in return solely for that number of full shares of MuniAssets Common Stock and cash in lieu of fractional shares provided in Section 4 of this Agreement.

Pursuant to this Agreement, as soon as practicable after the Closing Date High Income Municipal will distribute all full shares of MuniAssets Common Stock received by it to its stockholders (plus cash in lieu of fractional shares) in return for their shares of High Income Municipal Common Stock. Such distributions shall be accomplished by the opening of stockholder accounts on the stock ledger records of MuniAssets in the amounts due the stockholders of High Income Municipal based on their holdings in High Income Municipal as of the Valuation Time.

(b) Prior to the Closing Date, High Income Municipal shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its stockholders all of its net investment company taxable income to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Closing Date.

(c) High Income Municipal will pay or cause to be paid to MuniAssets any interest High Income Municipal receives on or after the Closing Date with respect to any of the High Income Municipal Investments transferred to MuniAssets hereunder.

(d) The Valuation Time shall be 4:00 p.m., Eastern time, on November 9, 2001, or such earlier or later day and time as may be mutually agreed upon in writing (the “Valuation Time”).

(e) Recourse for liabilities assumed from High Income Municipal by MuniAssets in the Reorganization will be limited to the net assets of High Income Municipal acquired by MuniAssets. The known liabilities of High Income Municipal, as of the Valuation Time, shall be confirmed in writing to MuniAssets pursuant to Section 2(k) of this Agreement.

(f) The Funds will jointly file Articles of Transfer with the State Department of Assessments and Taxation of Maryland (the “Maryland Department”) and any other such instrument as may be required by the State of Maryland to effect the transfer of the High Income Municipal Investments.

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(g) High Income Municipal will be dissolved following the Closing Date by filing Articles of Dissolution with the Maryland Department.

(h) As promptly as practicable after the liquidation of High Income Municipal pursuant to the Reorganization, High Income Municipal shall terminate its registration under the 1940 Act.

4. Issuance and Valuation of MuniAssets Common Stock.

Full shares of MuniAssets Common Stock of an aggregate net asset value equal (to the nearest one ten thousandth of one cent) to the value of the assets of High Income Municipal acquired in the Reorganization determined as hereinafter provided, reduced by the amount of liabilities of High Income Municipal assumed by MuniAssets in the Reorganization, shall be issued by MuniAssets to High Income Municipal in return for such assets of High Income Municipal.

The net asset value of each Fund shall be determined as of the Valuation Time in accordance with the procedures described in the N-14 Registration Statement and no formula will be used to adjust the net asset value so determined of either Fund to take into account differences in realized and unrealized gains and losses. Values in all cases shall be determined as of the Valuation Time. The value of the High Income Municipal Investments to be transferred to MuniAssets shall be determined by MuniAssets pursuant to the procedures utilized by MuniAssets in valuing its own assets and determining its own liabilities for purposes of the Reorganization. Such valuation and determination shall be made by MuniAssets in cooperation with High Income Municipal and shall be confirmed in writing by MuniAssets to High Income Municipal. The net asset value per share of the MuniAssets Common Stock shall be determined in accordance with such procedures and MuniAssets shall certify the computations involved. For purposes of determining the net asset value of a share of Common Stock of each Fund, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) is divided by the total number of shares of Common Stock of that Fund outstanding at such time.

MuniAssets shall issue to High Income Municipal separate certificates for the MuniAssets Common Stock, registered in the name of High Income Municipal. High Income Municipal then shall distribute the MuniAssets Common Stock to the holders of High Income Municipal Common Stock by redelivering the certificates evidencing ownership of the MuniAssets Common Stock to The Bank of New York (“BONY”), as the transfer agent and registrar for the MuniAssets Common Stock, for distribution to the holders of High Income Municipal Common Stock on the basis of such holder’s proportionate interest in the aggregate net asset value of High Income Municipal Common Stock. With respect to any High Income Municipal stockholder holding certificates evidencing ownership of High Income Municipal Common Stock as of the Closing Date, and subject to MuniAssets being informed thereof in writing by High Income Municipal, MuniAssets will not permit such stockholder to receive new certificates evidencing ownership of the MuniAssets Common Stock, exchange MuniAssets Common Stock credited to such stockholder’s account for shares of other investment companies managed by Fund Asset Management, L.P. (“FAM”) or any of its affiliates, or pledge or redeem such MuniAssets Common Stock, in any case, until notified by High Income Municipal or its agent that such stockholder has surrendered his or her outstanding certificates evidencing ownership of High Income Municipal Common Stock or, in the event of lost certificates, posted adequate bond. High Income Municipal, at its own expense, will request its stockholders to surrender their outstanding certificates evidencing ownership of High Income Municipal Common Stock or post adequate bond therefor.

Dividends payable to holders of record of shares of MuniAssets Common Stock, as of any date after the Closing Date and prior to the receipt of certificates in connection with the Reorganization by any stockholder of High Income Municipal, shall be payable to such stockholder without interest; however, such dividends shall not be paid unless and until such stockholder surrenders the stock certificates representing shares of High Income Municipal Common Stock in return for shares of MuniAssets Common Stock.

No fractional shares of MuniAssets Common Stock will be issued to holders of High Income Municipal Common Stock. In lieu thereof, MuniAssets’ transfer agent, BONY, will aggregate all fractional shares of MuniAssets Common Stock and sell the resulting full shares on the New York Stock Exchange at the current market price for shares of MuniAssets Common Stock for the account of all holders of fractional interests, and each such holder will receive such holder’s pro rata share of the proceeds of such sale upon surrender of such holder’s certificates representing High Income Municipal Common Stock.

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5. Payment of Expenses.

The expenses of the Reorganization that are directly attributable to High Income Municipal and the conduct of its business will be deducted from the assets of High Income Municipal as of the Valuation Time. These expenses are expected to include transfer agent fees, the expenses incurred in preparing, printing and mailing the proxy materials to be utilized in connection with the meeting of the stockholders of High Income Municipal to consider the Reorganization, the expenses related to the solicitation of proxies to be voted at that meeting and a portion of the expenses incurred in printing the N-14 Registration Statement. The expenses of the Reorganization that are directly attributable to MuniAssets and the conduct of its business will be deducted from the assets of MuniAssets as of the Valuation Time. The expenses attributable to MuniAssets are expected to include the costs, if any of transfer agent fees, the costs of printing stock certificates, the expenses incurred in preparing, printing and mailing the proxy materials to be utilized in connection with the meeting of the stockholders of MuniAssets to consider the Reorganization, the expenses related to the solicitation of proxies to be voted at that meeting and a portion of the expenses incurred in printing the N-14 Registration Statement. Certain other expenses of the Reorganization, including expenses in connection with obtaining an opinion of counsel as to certain tax matters, the preparation of this Agreement, legal fees, stock exchange fees and audit fees, will be borne equally by the Funds.

6. Covenants of the Funds.

(a) Each Fund agrees to hold a meeting of its stockholders, special or otherwise, as soon as is practicable after the effective date of the N-14 Registration Statement, for the purpose of considering the Reorganization as described in this Agreement.

(b) Each Fund covenants to operate its business as presently conducted between the date hereof and the Closing Date.

(c) High Income Municipal agrees that following the consummation of the Reorganization, it will dissolve in accordance with the laws of the State of Maryland and any other applicable law, it will not make any distributions of any shares of MuniAssets Common Stock other than to its respective stockholders and without first paying or adequately providing for the payment of all of its respective liabilities not assumed by MuniAssets, if any, and on and after the Closing Date it shall not conduct any business except in connection with its dissolution.

(d) High Income Municipal undertakes that if the Reorganization is consummated, it will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that High Income Municipal has ceased to be a registered investment company.
(e) MuniAssets will file the N-14 Registration Statement with the Securities and Exchange Commission (the “Commission”) and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. Each Fund agrees to cooperate fully with the other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act, the 1940 Act, and the rules and regulations thereunder and the state securities laws.

(f) MuniAssets has no plan or intention to sell or otherwise dispose of the High Income Municipal Investments, except for dispositions made in the ordinary course of business.

(g) Each Fund agrees that by the Closing Date all of its Federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes. In connection with this covenant, the Funds agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. MuniAssets agrees to retain for a period of ten (10) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of High Income Municipal for such Fund’s taxable period first ending after the Closing Date and for all prior taxable periods. Any information obtained under this subsection shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding. After the Closing Date, High Income Municipal shall prepare, or cause its agents to prepare, any Federal, state or local tax returns, including any Forms 1099, required to be filed by such fund with respect to its final taxable year ending with its complete liquidation and for any prior periods or taxable years and further shall cause such tax returns

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and Forms 1099 to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by High Income Municipal (other than for payment of taxes) in connection with the preparation and filing of said tax returns and Forms 1099 after the Closing Date shall be borne by such Fund to the extent such expenses have been accrued by such Fund in the ordinary course without regard to the Reorganization; any excess expenses shall be borne by FAM at the time such tax returns and Forms 1099 are prepared.

(h) Each Fund agrees to mail to its respective stockholders of record entitled to vote at the meeting of its stockholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, the Joint Proxy Statement and Prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(i) Following the consummation of the Reorganization, MuniAssets will stay in existence and continue its business as a non-diversified, closed-end management investment company registered under the 1940 Act.

7. Closing Date.

(a) Delivery of the assets of High Income Municipal to be transferred and the shares of MuniAssets Common Stock to be issued as provided in this Agreement, shall be made at the offices of Sidley Austin Brown & Wood LLP, One World Trade Center, New York, New York 10048, at 10:00 a.m. on the next full business day following the Valuation Time, or at such other place, time and date agreed to by the Funds, the date and time upon which such delivery is to take place being referred to herein as the “Closing Date.” To the extent that any High Income Municipal Investments, for any reason, are not transferable on the Closing Date, High Income Municipal shall cause such High Income Municipal Investments to be transferred to MuniAssets’s account with BONY at the earliest practicable date thereafter.

(b) High Income Municipal will deliver to MuniAssets on the Closing Date confirmations or other adequate evidence as to the tax basis of each of its respective High Income Municipal Investments delivered to MuniAssets hereunder, certified by Deloitte & Touche LLP.

(c) As soon as practicable after the close of business on the Closing Date, High Income Municipal shall deliver to MuniAssets a list of the names and addresses of all of the stockholders of record of High Income Municipal on the Closing Date and the number of shares of High Income Municipal Common Stock owned by each such stockholder, certified to the best of their knowledge and belief by the transfer agent for High Income Municipal or by its President.

8. Conditions of High Income Municipal.

The obligations of High Income Municipal hereunder shall be subject to the following conditions:

(a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the affirmative vote of (i) the Board of Directors of MuniAssets, and (ii) at least two-thirds of the members of the Board of Directors of High Income Municipal, and by the affirmative vote, (A) with respect to High Income Municipal, of the holders of a majority of the outstanding shares of capital stock of High Income Municipal entitled to vote thereon, and (B) with respect to MuniAssets, of the holders of a majority of the outstanding shares of capital stock of MuniAssets entitled to vote thereon, and further that MuniAssets shall have delivered to High Income Municipal a copy of the resolution approving this Agreement adopted by MuniAssets’ Board of Directors, and a certificate setting forth the vote of MuniAssets’ stockholders obtained at the meeting of its stockholders, each certified by the Secretary of MuniAssets.

(b) That High Income Municipal shall have received from MuniAssets a statement of assets, liabilities and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of such Fund’s investments, all as of the Valuation Time, certified on MuniAssets’ behalf by its President (or any Vice President) and its Treasurer, and a certificate signed by MuniAssets’ President (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of MuniAssets since the date of such Fund’s most recent Annual or Semi-Annual Report, as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

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(c) That MuniAssets shall have furnished to High Income Municipal a certificate signed by MuniAssets’ President (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date all representations and warranties of MuniAssets made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that MuniAssets has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e) That High Income Municipal shall have received an opinion of Sidley Austin Brown & Wood LLP, as Maryland counsel to MuniAssets, as to Maryland law in form satisfactory to High Income Municipal and dated the Closing Date, to the effect that (i) MuniAssets is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland; (ii) the shares of MuniAssets to be issued pursuant to this Agreement are duly authorized and, upon delivery, will be validly issued and fully paid and nonassessable by MuniAssets, and no stockholder of MuniAssets has any preemptive right to subscription or purchase in respect thereof (pursuant to the Articles of Incorporation or the by-laws of MuniAssets or, to the best of such counsel’s knowledge, otherwise); (iii) this Agreement has been duly authorized, executed and delivered by MuniAssets; (iv) the execution and delivery of this Agreement by MuniAssets does not, and the consummation of the Reorganization will not, violate any provisions of Maryland law or the Articles of Incorporation, as amended, or the by-laws, as amended, of MuniAssets; (v) to the best of such counsel’s knowledge, no consent, approval, authorization or order of any Maryland court or governmental authority is required for the consummation by MuniAssets of the Reorganization, except such as have been obtained under Maryland law; and (vi) such opinion is solely for the benefit of High Income Municipal and its Directors and Officers. In giving the opinion set forth above, Sidley Austin Brown & Wood LLP may state that it is relying on certificates of officers of MuniAssets with regard to matters of fact and certain certificates and written statements of government officials with respect to the organization and good standing of MuniAssets.

(f) That High Income Municipal shall have received an opinion of Clifford Chance Rogers & Wells LLP, as counsel to MuniAssets, in form satisfactory to High Income Municipal and dated the Closing Date, to the effect that (i) this Agreement represents a valid and binding contract, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto; provided, such counsel shall express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity, and provided further, that such counsel shall express no opinion with respect to the indemnification and contribution provisions set forth in this Agreement; (ii) the execution and delivery of this Agreement by MuniAssets does not, and the consummation of the Reorganization will not, violate any material provisions of any agreement (known to such counsel to which MuniAssets is a party or by which MuniAssets is bound), except insofar as the parties have agreed to amend such provisions as a condition precedent to the Reorganization; (iii) to the best of such counsel’s knowledge, no consent, approval, authorization or order of any United States federal court or governmental authority is required for the consummation by MuniAssets of the Reorganization, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder and such as may be required under state securities laws; (iv) the N-14 Registration Statement has become effective under the 1933 Act, no stop order suspending the effectiveness of the N-14 Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act, and the N-14 Registration Statement, and each amendment or supplement thereto, as of their respective effective dates, appear on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder; (v) the descriptions in the N-14 Registration Statement of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; (vi) such counsel does not know of any statutes, legal or governmental proceedings or contracts or other documents related to the Reorganization of a character required to be described in the N-14 Registration Statement which are not described therein or, if required to be filed, filed as required; (vii) MuniAssets, to the knowledge of such counsel, is not required to qualify to do business as a foreign corporation in any jurisdiction except as may be required by state securities laws, and except where MuniAssets has so qualified or the failure so to qualify would not have a material adverse effect on

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MuniAssets or its stockholders; (viii) such counsel does not have actual knowledge of any material suit, action or legal or administrative proceeding pending or threatened against MuniAssets, the unfavorable outcome of which would materially and adversely affect MuniAssets; (ix) all corporate actions required to be taken by MuniAssets to authorize this Agreement and to effect the Reorganization have been duly authorized on the part of MuniAssets; and (x) such opinion is solely for the benefit of High Income Municipal and its Directors and officers. Such opinion also shall state that (A) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement or any amendment or supplement thereto, nothing has come to their attention that would lead them to believe that, on the respective effective dates of the N-14 Registration Statement and any amendment or supplement thereto, (1) the N-14 Registration Statement or any amendment or supplement thereto contained any untrue statement of a material fact or omitted to state any material fact relating to MuniAssets required to be stated therein or necessary to make the statements therein not misleading; and (2) the proxy statement and prospectus included in the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact relating to MuniAssets necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (B) such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data contained or incorporated by reference in the N-14 Registration Statement. In giving the opinion set forth above, Clifford Chance Rogers & Wells LLP may state that it is relying on certificates of officers of MuniAssets with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of MuniAssets.

(g) That High Income Municipal shall have received an opinion of Sidley Austin Brown & Wood LLP to the effect that for Federal income tax purposes (i) the transfer by High Income Municipal of substantially all of its assets to MuniAssets in exchange solely for shares of MuniAssets Common Stock as provided in this Agreement will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and MuniAssets and High Income Municipal will each be deemed to be a “party” to a reorganization within the meaning of Section 368(b) of the Code; (ii) in accordance with Section 361(a) of the Code, no gain or loss will be recognized to High Income Municipal as a result of the asset transfer solely in exchange for shares of MuniAssets Common Stock or on the distribution of MuniAssets Common Stock to High Income Municipal stockholders under Section 361(c)(1) of the Code; (iii) under Section 1032 of the Code, no gain or loss will be recognized to MuniAssets on the receipt of assets of High Income Municipal in exchange for MuniAssets shares; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the stockholders of High Income Municipal on the receipt of shares of MuniAssets Common Stock in exchange for their shares of High Income Municipal Common Stock (except to the extent that High Income Municipal common stockholders receive cash representing an interest in fractional shares of MuniAssets Common Stock in the Reorganization); (v) in accordance with Section 362(b) of the Code, the tax basis of the High Income Municipal assets in the hands of MuniAssets will be the same as the tax basis of such assets in the hands of High Income Municipal immediately prior to the consummation of the Reorganization; (vi) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the shares of MuniAssets Common Stock received by the stockholders of High Income Municipal in the Reorganization will be equal to the tax basis of the shares of High Income Municipal surrendered in exchange; (vii) in accordance with Section 1223 of the Code, a stockholder’s holding period for the shares of MuniAssets will be determined by including the period for which such stockholder held the shares of High Income Municipal Common Stock exchanged therefor, provided, that such shares of High Income Municipal were held as a capital asset; (viii) in accordance with Section 1223 of the Code, MuniAssets’ holding period with respect to the High Income Municipal assets transferred will include the period for which such assets were held by High Income Municipal; (ix) the payment of cash to common stockholders of High Income Municipal will be treated as though the fractional shares of MuniAssets Common Stock were distributed as part of the Reorganization and then redeemed by MuniAssets, with the result that such stockholders will have short-or long-term capital gain or loss to the extent that the cash distribution differs from the stockholder’s basis allocable to the MuniAssets fractional shares: and (x) the taxable year of High Income Municipal will end on the effective date of the Reorganization, and pursuant to Section 381(a) of the Code and regulations thereunder, MuniAssets will succeed to and take into account, subject to limitation, certain tax attributes of High Income Municipal, such as earnings and profits, capital loss carryovers and method of accounting.

(h) That all proceedings taken by MuniAssets and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to High Income Municipal.

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(i) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of MuniAssets, be contemplated by the Commission.

(j) That High Income Municipal shall have received from Deloitte & Touche LLP a letter dated within three days prior to the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Closing Date, in form and substance satisfactory to them, to the effect that (i) they are independent public accountants with respect to MuniAssets within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information of MuniAssets included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; (iii) on the basis of limited procedures agreed upon by High Income Municipal and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of MuniAssets included in the N-14 Registration Statement, and inquiries of certain officials of MuniAssets responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles, applied on a basis substantially consistent with that of the audited financial statements, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by High Income Municipal and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to MuniAssets appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), if any, has been obtained from the accounting records of MuniAssets or from schedules prepared by officials of MuniAssets having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

(k) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of MuniAssets or would prohibit the Reorganization.

(l) That High Income Municipal shall have received from the Commission such orders or interpretations as Sidley Austin Brown & Wood LLP, as counsel to High Income Municipal, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Reorganization, provided, that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

9. Conditions of MuniAssets.

The obligations of MuniAssets hereunder shall be subject to the following conditions:

(a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board of Directors and the stockholders of each of the Funds as set forth in Section 8(a); and that High Income Municipal shall have delivered to MuniAssets a copy of the resolution approving this Agreement adopted by High Income Municipal’s Board of Directors, and a certificate setting forth the vote of High Income Municipal’s stockholders obtained at the meeting of its stockholders, certified by the Secretary of High Income Municipal.

(b) That High Income Municipal shall have furnished to MuniAssets a statement of its assets, liabilities and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on such Fund’s behalf by its President (or any Vice President) and its Treasurer, and a certificate signed by such Fund’s President (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial

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position of High Income Municipal since the date of such Fund’s most recent Annual Report or Semi-Annual Report, as applicable, other than changes in the High Income Municipal Investments since that date or changes in the market value of the High Income Municipal Investments.

(c) That High Income Municipal shall have furnished to MuniAssets a certificate signed by such Fund’s President (or any Vice President) and its Treasurer, dated the Closing Date, certifying that as of the Valuation Time and as of the Closing Date all representations and warranties of High Income Municipal made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and High Income Municipal has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

(d) That High Income Municipal shall have delivered to MuniAssets a letter from Deloitte & Touche LLP, dated the Closing Date, stating that such firm has performed a limited review of the Federal, state and local income tax returns of High Income Municipal for the period ended May 31, 2001 (which returns originally were prepared and filed by High Income Municipal), and that based on such limited review, nothing came to their attention which caused them to believe that such returns did not properly reflect, in all material respects, the Federal, state and local income taxes of High Income Municipal for the period covered thereby; and that for the period from June 1, 2001 to and including the Closing Date and for any taxable year of High Income Municipal ending upon the liquidation of High Income Municipal, such firm has performed a limited review to ascertain the amount of applicable Federal, state and local taxes, and has determined that either such amount has been paid or reserves have been established for payment of such taxes, this review to be based on unaudited financial data; and that based on such limited review, nothing has come to their attention which caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of Federal, state and local taxes for the period from June 1, 2001 to and including the Closing Date and for any taxable year of High Income Municipal ending upon the liquidation of such Fund, or that such Fund would not qualify as a regulated investment company for Federal income tax purposes for the tax years in question.

(e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(f) That MuniAssets shall have received an opinion of Sidley Austin Brown & Wood LLP, as counsel to High Income Municipal, in form satisfactory to MuniAssets and dated the Closing Date, to the effect that (i) High Income Municipal is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland; (ii) this Agreement has been duly authorized, executed and delivered by High Income Municipal, and represents a valid and binding contract, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws pertaining to the enforcement of creditors’ rights generally and court decisions with respect thereto; provided, such counsel shall express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity, and, provided further, that such counsel shall express no opinion with respect to the indemnification and contribution provisions set forth in this Agreement; (iii) the execution and delivery of this Agreement by High Income Municipal does not, and the consummation of the Reorganization will not, violate any material provisions of Maryland law or the Articles of Incorporation, as amended, the by-laws, as amended, or any agreement (known to such counsel) to which High Income Municipal is a party or by which High Income Municipal is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the Reorganization; (iv) High Income Municipal has the power to sell, assign, transfer and deliver the assets transferred by it hereunder and, upon consummation of the Reorganization in accordance with the terms of this Agreement, High Income Municipal will have duly transferred such assets and liabilities in accordance with this Agreement; (v) to the best of such counsel’s knowledge, no consent, approval, authorization or order of any United States federal or Maryland state court or governmental authority is required for the consummation by High Income Municipal of the Reorganization, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder and such as may be required under state securities laws; (vi) the N-14 Registration Statement has become effective under the 1933 Act, no stop order suspending the effectiveness of the N-14 Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act, and the N-14 Registration Statement, and each amendment or supplement thereto, as of their respective effective dates, appear on their face to be appropriately responsive in all material respects to the

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requirements of the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder; (vii) the descriptions in the N-14 Registration Statement of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; (viii) the information in the Joint Proxy Statement and Prospectus under “Comparison of the Funds—Tax Rules Applicable to the Funds and their Stockholders” and “Agreement and Plan of Reorganization—Tax Consequences of the Reorganization,” to the extent that it constitutes matters of law, summaries of legal matters or legal conclusions, has been reviewed by such counsel and is correct in all material respects as of the date of the Joint Proxy Statement and Prospectus; (ix) such counsel does not know of any statutes, legal or governmental proceedings or contracts or other documents related to the Reorganization of a character required to be described in the N-14 Registration Statement which are not described therein or, if required to be filed, filed as required; (x) High Income Municipal, to the knowledge of such counsel, is not required to qualify to do business as a foreign corporation in any jurisdiction except as may be required by state securities laws, and except where High Income Municipal has so qualified or the failure so to qualify would not have a material adverse effect on High Income Municipal or its stockholders; (xi) such counsel does not have actual knowledge of any material suit, action or legal or administrative proceeding pending or threatened against High Income Municipal, the unfavorable outcome of which would materially and adversely affect High Income Municipal; (xii) all corporate actions required to be taken by High Income Municipal to authorize this Agreement and to effect the Reorganization have been duly authorized on the part of High Income Municipal; and (xiii) such opinion is solely for the benefit of MuniAssets and its Directors and officers. Such opinion also shall state that (A) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement or any amendment or supplement thereto, nothing has come to their attention that would lead them to believe that, on the respective effective dates of the N-14 Registration Statement and any amendment or supplement thereto, (1) the N-14 Registration Statement or any amendment or supplement thereto contained any untrue statement of a material fact or omitted to state any material fact relating to High Income Municipal required to be stated therein or necessary to make the statements therein not misleading; and (2) the proxy statement and prospectus included in the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact relating to High Income Municipal necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (B) such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data contained or incorporated by reference in the N-14 Registration Statement. In giving the opinion set forth above, Sidley Austin Brown & Wood LLP may state that it is relying on certificates of officers of High Income Municipal with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the organization and good standing of High Income Municipal.

(g) That MuniAssets shall have received an opinion of Sidley Austin Brown & Wood LLP with respect to the matters specified in Section 8(g) of this Agreement.

(h) That MuniAssets shall have received from Deloitte & Touche LLP a letter dated within three days prior to the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Closing Date, in form and substance satisfactory to MuniAssets, to the effect that (i) they are independent public accountants with respect to High Income Municipal within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information of High Income Municipal included or incorporated by reference in the N-14 Registration Statement and reported on by them (if applicable) comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; (iii) on the basis of limited procedures agreed upon by MuniAssets and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of High Income Municipal included in the N-14 Registration Statement, and inquiries of certain officials of High Income Municipal responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole;

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and (iv) on the basis of limited procedures agreed upon by MuniAssets and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to High Income Municipal appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), if any, has been obtained from the accounting records of High Income Municipal or from schedules prepared by officials of High Income Municipal having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

(i) That the High Income Municipal Investments to be transferred to MuniAssets shall not include any assets or liabilities which MuniAssets, by reason of charter limitations or otherwise, may not properly acquire or assume.

(j) That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of High Income Municipal, be contemplated by the Commission.

(k) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of High Income Municipal or would prohibit the Reorganization.

(l) That MuniAssets shall have received from the Commission such orders or interpretations as Clifford Chance Rogers & Wells LLP, as counsel to MuniAssets, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Reorganization, provided, that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

(m) That all proceedings taken by High Income Municipal and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to MuniAssets.

(n) That prior to the Closing Date, High Income Municipal shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its stockholders all of its net investment company taxable income for the period to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gains, if any, realized to and including the Closing Date.

10. Termination, Postponement and Waivers.

(a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the stockholders of the Funds) prior to the Closing Date, or the Closing Date may be postponed, (i) by mutual consent of the Boards of Directors of the Funds, (ii) by the Board of Directors of High Income Municipal if any condition of High Income Municipal’s obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board; or (iii) by the Board of Directors of MuniAssets if any condition of MuniAssets’ obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board.

(b) If the transactions contemplated by this Agreement have not been consummated by June 30, 2002, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of Directors of the Funds.

(c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of either Fund or persons who are their directors, trustees, officers, agents or stockholders in respect of this Agreement.

(d) At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board of Directors of either Fund (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the stockholders of their respective Fund, on behalf of which such action is taken. In addition, the Board of Directors of MuniAssets has delegated to

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FAM and the Board of Directors of High Income Municipal has delegated to Merrill Lynch Investment Managers, L.P. (“MLIM”), the ability to make non-material changes to the transaction if MLIM or FAM, as the case may be, deems it to be in the best interests of the Funds to do so. FAM and the Board of Directors of High Income Municipal has delegated to Merrill Lynch Investment Managers, L.P. (“MLIM”), the ability to make non-material changes to the transaction if MLIM or FAM, as the case may be, deems it to be in the best interests of the Funds to do so.

(e) The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and no Fund nor any of its officers, directors, trustees, agents or stockholders shall have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, director, trustee, agent or stockholder of either Fund against any liability to the entity for which that officer, director, trustee, agent or stockholder so acts or to its stockholders, to which that officer, director, trustee, agent or stockholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(f) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the Boards of Directors of the Funds to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the stockholders of the Funds unless such terms and conditions shall result in a change in the method of computing the number of shares of MuniAssets Common Stock to be issued to High Income Municipal, as applicable, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the stockholders of the Funds prior to the meetings at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless the Funds promptly shall call a meeting of stockholders at which such conditions so imposed shall be submitted for approval.

11. Indemnification.

(a) High Income Municipal hereby agrees to indemnify and hold MuniAssets harmless from all loss, liability and expenses (including reasonable counsel fees and expenses in connection with the contest of any claim), as incurred, which MuniAssets may incur or sustain by reason of the fact that (i) MuniAssets shall be required to pay any corporate obligation of High Income Municipal, whether consisting of tax deficiencies or otherwise, based upon a claim or claims against High Income Municipal which were omitted or not fairly reflected in the financial statements to be delivered to MuniAssets in connection with the Reorganization; (ii) any representations or warranties made by High Income Municipal in this Agreement should prove to be false or erroneous in any material respect; (iii) any covenant of High Income Municipal has been breached in any material respect; or (iv) any claim is made alleging that (a) the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (b) the Joint Proxy Statement and Prospectus delivered to the stockholders of the Funds and forming a part of the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except with respect to (iv)(a) and (b) herein insofar as such claim is based on written information furnished to High Income Municipal by MuniAssets.

(b) MuniAssets hereby agrees to indemnify and hold High Income Municipal harmless from all loss, liability and expenses (including reasonable counsel fees and expenses in connection with the contest of any claim), as incurred, which High Income Municipal may incur or sustain by reason of the fact that (i) any representations or warranties made by MuniAssets in this Agreement should prove false or erroneous in any material respect, (ii) any covenant of MuniAssets has been breached in any material respect, or (iii) any claim is made alleging that (a) the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, not misleading or (b) the Joint Proxy Statement and Prospectus delivered to stockholders of the Funds and forming a part of the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except with respect to (iii)(a) and (b) herein insofar as such claim is based on written information furnished to MuniAssets by High Income Municipal.

(c) In the event that any claim is made against MuniAssets in respect of which indemnity may be sought by MuniAssets from High Income Municipal under Section 11(a) of this Agreement, or in the event that any claim is made against High Income Municipal in respect of which indemnity may be sought by

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High Income Municipal from MuniAssets under Section 11(b) of this Agreement, then the party seeking indemnification (the “Indemnified Party”), with reasonable promptness and before payment of such claim, shall give written notice of such claim to the other party (the “Indemnifying Party”). If no objection as to the validity of the claim is made in writing to the Indemnified Party by the Indemnifying Party within thirty (30) days after the giving of notice hereunder, then the Indemnified Party may pay such claim and shall be entitled to reimbursement therefor pursuant to this Agreement. If, prior to the termination of such thirty-day period, objection in writing as to the validity of such claim is made to the Indemnified Party, the Indemnified Party shall withhold payment thereof until the validity of such claim is established (i) to the satisfaction of the Indemnifying Party, or (ii) by a final determination of a court of competent jurisdiction, whereupon the Indemnified Party may pay such claim and shall be entitled to reimbursement thereof, pursuant to this Agreement, or (iii) with respect to any tax claims, within seven (7) calendar days following the earlier of (A) an agreement between MuniAssets and High Income Municipal that an indemnity amount is payable, (B) an assessment of a tax by a taxing authority, or (C) a “determination” as defined in Section 1313(a) of the Code. For purposes of this Section 11, the term “assessment” shall have the same meaning as used in Chapter 63 of the Code and Treasury Regulations thereunder, or any comparable provision under the laws of the appropriate taxing authority. In the event of any objection by the Indemnifying Party, the Indemnifying Party promptly shall investigate the claim, and if it is not satisfied with the validity thereof, the Indemnifying Party shall conduct the defense against such claim. All costs and expenses incurred by the Indemnifying Party in connection with such investigation and defense of such claim shall be borne by it. These indemnification provisions are in addition to, and not in limitation of, any other rights the parties may have under applicable law.

12. Other Matters.

(a) Pursuant to Rule 145 under the 1933 Act, and in connection with the issuance of any shares to any person who at the time of the Reorganization is, to its knowledge, an affiliate of a party to the Reorganization pursuant to Rule 145(c), MuniAssets will cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows:

THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO MUNIASSETS FUND, INC. (OR ITS STATUTORY SUCCESSOR), OR ITS PRINCIPAL UNDERWRITER UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED.

and, further, that stop transfer instructions will be issued to MuniAssets’ transfer agent with respect to such shares. High Income Municipal will provide MuniAssets on the Closing Date with the name of any stockholder of High Income Municipal who is to the knowledge of High Income Municipal an affiliate of High Income Municipal on such date.

(b) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

(c) Any notice, report or demand required or permitted by any provision of this Agreement shall be in writing and shall be made by hand delivery, prepaid certified mail or overnight service, addressed to either Fund, at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, Attn: Terry K. Glenn, President.

(d) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said state.

(e) Copies of the Articles of Incorporation, as amended, and Articles Supplementary, as amended, of each Fund are on file with the Maryland Department and notice is hereby given that this instrument is executed on behalf of the Directors of each Fund.

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This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

MUNIASSETS FUND, INC.

BY:	/s/ DONALD C. BURKE
Donald C. Burke Vice President

ATTEST:
/s/ BRADLEY J. LUCIDO

Bradley J. Lucido Secretary

MERRILL LYNCH HIGH INCOME MUNICIPAL BOND FUND, INC.

BY:	/s/ DONALD C. BURKE
Donald C. Burke Vice President

ATTEST:

/s/ ALICE A. PELLEGRINO
Alice A. Pellegrino Secretary

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APPENDIX III

RATINGS OF MUNICIPAL BONDS AND COMMERCIAL PAPER

Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Municipal Bond Ratings

Aaa

Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note:	Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-term
Notes:

In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody’s Investment Grade (MIG) and are divided into three levels — MIG 1 through MIG 3.

MIG 1/VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

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MIG 2/VMIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Commercial Paper Ratings (Prime Rating System)

Moody’s short-term issuer ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins, in earning coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes to the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

If an issuer represents to Moody’s that its short-term debt obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within the parenthesis beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody’s evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody’s makes no representation and gives no opinion on the legal validity or enforceability of any support arrangements.

Moody’s ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

Description of Standard & Poor’s, A Division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”), Municipal Issue Ratings

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific financial program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

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Issue Credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources Standard & Poor’s considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I. Likelihood of payment-capacity and willingness of the obligor to meet the financial commitment on an obligation in accordance with the terms of the obligation; II. Nature of and provisions of the obligation; III. Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

AAA	An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s Capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated “AA” differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB,’ but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C	The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D

An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Description of Standard & Poor’s Short-Term Issuer Credit

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an

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original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term ratings address the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

A-1

An obligor rated ‘A-1‘ has STRONG capacity to meet its financial commitments. It is rated in the highest category by Standard & Poor’s. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is EXTREMELY STRONG.

A-2

An obligor rated ‘A-2‘ has SATISFACTORY capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A-3

An obligor rated ‘A-3‘ has ADEQUATE capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

C

A subordinated debt or preferred stock obligation rated ‘C’ is CURRENTLY HIGHLY VULNERABLE to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

SD and D

An obligor rated ‘SD’ (Selective Default) or ‘D’ has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A ‘D’ rating is assigned when Standard & Poor’s believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An ‘SD’ rating is assigned when Standard & Poor’s believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. Please see Standard & Poor’s issue credit ratings for a more detailed description of the effects of a default on specific issues or classes of obligations.

R

An obligor rated ‘R’ is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. Please see Standard & Poor’s issue credit ratings for a more detailed description of the effects of regulatory supervision on specific issues or classes of obligations.

N.R.	An issue designated N.R. is not rated.

Description of Fitch, Inc.’s (“Fitch”) Investment Grade Bond Ratings

When assigning ratings, Fitch considers the historical and prospective financial condition, quality of management, and operating performance of the issuer and of any guarantor, any special features of a specific issue or guarantee, the issue’s relationship to other obligations of the issuer, as well as developments in the economic and political environment that might affect the issuer’s financial strength and credit quality. In the case of a structured financing, the quality of its underlying assets and the integrity of its legal structure are considered. In the case of banks, for which sector there is a history of rescue by sovereign “lenders of last resort” or by major shareholders, the potential strength of any such support is also taken into account in the ratings.

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Investment-grade ratings reflect expectations of timeliness of payment. However, ratings of different classes of obligations of the same issuer may vary based on expectations of recoveries in the event of a default or liquidation. Recovery expectations, which are the amounts expected to be received by investors after a security defaults, are a relatively minor consideration in investment grade ratings, but we do use “notching” of particular issues to reflect their degree of preference in a winding up, liquidation, or reorganization, as well as other factors. Recoveries do, however, gain in importance at lower rating levels, because of the greater likelihood of default, and become the major consideration at the ‘DDD’ category. Factors that affect recovery expectations include collateral and seniority relative to other obligations in the capital structure.

Entities or issues carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

      Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “AAA” category.

NR Indicates that Fitch does not rate the specific issue.

‘Withdrawn’: A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch‘s discretion, when an issuer fails to furnish proper and timely information.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for potential downgrade, or “Evolving,” if ratings may be raised, lowered, or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are ‘stable’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Description of Fitch’s Speculative Grade Bond Ratings

Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings (“BB” to “C”) represent Fitch‘s assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For

III-5

defaulted bonds, the rating (“DDD” to “D”) is an assessment of the ultimate recovery value through reorganization or liquidation.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer‘s future financial strength.

Bonds that have the rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB

Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favourable business and economic environment.

CCC, CC, and C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favourable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

DDD, DD, and D

Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’ obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. ‘DD’ indicates potential recoveries in the range of 50% - 90% and ‘D’ the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect of repaying all obligations.

      Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “DDD,” “DD,” or “D” categories.

Description of Fitch’s Short-Term Ratings

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

Fitch short-term ratings are as follows:

F-1	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F-2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F-3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favourable business and economic environment.

III-6

D	Default. Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings:

“+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’.

‘NR’ indicates that Fitch does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

III-7

APPENDIX IV

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF MUNIASSETS FUND, INC.

Although MuniAssets Fund, Inc.’s audit committee also serves as a nominating committee, the following charter pertains only to its audit and nominating committee’s duties as an audit committee. The Board of Directors of the Fund has adopted the following audit committee charter:

I.	Composition of the Audit Committee

The Audit Committee shall be composed of at least three Directors:

(a) each of whom shall not be an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended;

(b) each of whom shall not have any relationship to the Fund that may interfere with the exercise of their independence from Fund management and the Fund;

(c) each of whom shall otherwise satisfy the applicable independence requirements for any stock exchange or market quotation system on which Fund shares are listed or quoted;

(d) each of whom shall be financially literate, as such qualification is interpreted by the Board of Directors in its business judgment, or shall become financially literate within a reasonable period of time after his or her appointment to the Audit Committee; and

(e) at least one of whom shall have accounting or related financial management expertise as the Board of Directors interprets such qualification in its business judgment.
II.	Purposes of the Audit Committee

The purposes of the Audit Committee are to assist the Board of Directors:

(a) in its oversight of the Fund’s accounting and financial reporting policies and practices, the Fund’s internal audit controls and procedures and, as appropriate, the internal audit controls and procedures of certain of the Fund’s service providers;

(b) in its oversight of the Fund’s financial statements and the independent audit thereof; and

(c) in acting as a liaison between the Fund’s independent accountants and the Board of Directors.

The function of the Audit Committee is oversight. Fund management is responsible for maintaining appropriate systems for accounting. The independent accountants of the Fund are responsible for conducting a proper audit of the Fund’s financial statements.
III.	Responsibilities and Duties of the Audit Committee

The policies and procedures of the Audit Committee shall remain flexible to facilitate its ability to react to changing conditions and to generally discharge its functions. The following listed responsibilities describe areas of attention in broad terms.

To carry out its purposes, the Audit Committee shall have the following responsibilities and duties:

(a) to recommend the selection, retention or termination of the Fund’s independent accountants based on an evaluation of their independence and the nature and performance of audit services and other services;

(b) to ensure that the independent accountants for the Fund submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between such independent accountants and the Fund, consistent with Independence Standards Board Standard No. 1, and actively engage in a dialogue with the independent accountants for the Fund with respect to any disclosed relationships or services that may impact the objectivity and independence of such independent accountants and, if deemed appropriate by the Audit Committee, to recommend that the Board of Directors take appropriate action in response to the report of such independent accountants to satisfy itself of the independence of such independent accountants;

IV-I

(c) to receive specific representations from the independent accountants with respect to their independence and to consider whether the provision of any disclosed non-audit services by the independent accountants is compatible with maintaining the independence of those accountants;

(d) to review the fees charged by independent accountants for audit and other services;

(e) to review with the independent accountants arrangements for annual audits and special audits and the scope thereof;

(f) to discuss with the independent accountants those matters required by SAS No. 61 and SAS No. 90 relating to the Fund’s financial statements, including, without limitation, any adjustment to such financial statements recommended by such independent accountants, or any other results of any audit;

(g) to consider with the independent accountants their comments with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies, practices and internal controls and management’s responses thereto, including, without limitation, the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the independent accountants;

(h) to report to the Board of Directors regularly with respect to the Audit Committee’s activities and to make any recommendations it believes necessary or appropriate with respect to the Fund’s accounting and financial reporting policies, practices and the Fund’s internal controls;

(i) to review and reassess the adequacy of this Charter on an annual basis and recommend any changes to the Board of Directors;

(j) to review legal and regulatory matters presented by counsel and the independent accountants for the Fund that may have a material impact on the Fund’s financial statements;

(k) to cause to be prepared and to review and submit any report, including any recommendation of the Audit Committee, required to be included in the Fund’s annual proxy statement by the rules of the Securities and Exchange Commission;

(l) to assist the Fund, if necessary, in preparing any written affirmation or written certification required to be filed with any stock exchange on which Fund shares are listed; and

(m) to perform such other functions consistent with this Charter, the Fund’s By-laws and governing law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Fund and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the field of accounting or auditing. As such, it is not the duty or responsibility of the Audit. Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations inside and outside the Fund from which the Audit Committee receives information and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (which actual knowledge shall be promptly reported to the Board of Directors).

The independent accountants for the Fund are ultimately accountable to the Board of Directors and the Audit Committee. The Board of Directors and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants for the Fund (or to nominate the independent accountants to be proposed for shareholder approval in the proxy statement).

IV.	Meetings

The Audit Committee shall meet at least once annually with the independent accountants (outside the presence of Fund management) and at least once annually with the representatives of Fund management responsible for the financial and accounting operations of the Fund. The Audit Committee shall hold special meetings at such times as the Audit Committee believes appropriate. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in such meeting can hear each other.

IV-2

V.	Outside Resources and Assistance from Fund Management

The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Audit Committee may request. The Audit Committee shall have the power and authority to take all action it believes necessary or appropriate to discharge its responsibilities, including the authority to retain at the expense of the Fund their own counsel and other experts and consultants whose expertise would be considered helpful to the Audit Committee.

Dated June 6, 2000 Revised April 11, 2001

IV-3

PART C OTHER INFORMATION
Item 15. Indemnification.

Section 2-418 of the General Corporation Law of the State of Maryland, Article VI of the Registrant’s Articles of Incorporation, which was previously filed as an exhibit to the Common Stock Registration Statement (as defined below), Article VI of the Registrant’s By-Laws, which was previously filed as an exhibit to the Common Stock Registration Statement, and the Investment Advisory Agreement, a form of which was previously filed as an exhibit to the Common Stock Registration Statement, provide for indemnification.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”), may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with any successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Reference is made to Section 6 of the Purchase Agreement relating to the Registrant’s Common Stock, a form of which was filed as an exhibit to the Common Stock Registration Statement.

Item 16. Exhibits.
1	(a)	—	Articles of Incorporation of the Registrant, dated April 14, 1993.(a)
	(b)	—	Articles of Amendment to Articles of Incorporation.(a)
2		—	Amended and Restated By-Laws of the Registrant.(d)
3		—	Not Applicable.
4		—

Form of Agreement and Plan of Reorganization between the Registrant and Merrill Lynch High Income Municipal Bond Fund, Inc. (included in Appendix II to the Joint Proxy Statement and Prospectus contained in this Registration Statement).

5	(a)	—	Copies of instruments defining the rights of stockholders, including the relevant portions of the Articles of Incorporation and the By-Laws of the Registrant.(b)
	(b)	—	Form of specimen certificate for the Common Stock of the Registrant.(a)
6		—	Form of Investment Advisory Agreement between Registrant and Fund Asset Management, L.P.(a)
7	(a)	—	Form of Purchase Agreement.(a)
	(b)	—	Form of Merrill Lynch Standard Dealer Agreement.(a)
8		—	Not applicable.
9		—	Form of Custodian Agreement between the Fund and The Bank of New York.(a)
10		—	Not applicable.
11		—	Opinion of Clifford Chance Rogers & Wells LLP, counsel for the Registrant.
12		—	Opinion of Sidley Austin Brown & Wood LLP, relating to certain tax matters.*
13		—	Form of Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement between the Registrant and The Bank of New York.(a)
14	(a)	—	Consent of Deloitte & Touche LLP, independent auditors for the Registrant.
	(b)	—	Consent of Deloitte & Touche LLP, independent auditors for Merrill Lynch High Income Municipal Bond Fund, Inc.
15		—	Not applicable.
16		—	Power of Attorney.(e)
17		—	Code of Ethics.(c)

*	To be filed by post-effective amendment.
(a)	Refiled as an Exhibit to this Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-14 (File No. 333-65446) (the “N-14 Registration Statement”) pursuant to Electronic Data Gathering, Analysis and Retrieval (EDGAR) requirements.

C-1

(b)	Reference is made to Article V, Article VI (sections 2, 3, 4, 5 and 6), Article VII, Article VIII, Article X, Article XI, Article XII and Article XIII of the Registrant’s Articles of Incorporation, previously filed as Exhibit (1) to the Registration Statement, and to Article II, Article III (sections 1, 2, 3, 5 and 17), Article VI, Article VII, Article XII, Article XIII and Article XIV of the Registrant’s By-Laws previously filed as Exhibit (2) to the Registration Statement.

(c)	Incorporated by reference to Exhibit 15 to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A of Merrill Lynch Middle East/Africa Fund, Inc. (File No. 33-55843), filed on March 29, 2000.

(d)	Filed on July 19, 2001 as an Exhibit to the N-14 Registration Statement.

(e)	Included on the signature page of the N-14 Registration Statement and incorporated herein by reference.

Item 17. Undertakings.

(1)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The Registrant undertakes to file, by post-effective amendment, a copy of an opinion of counsel as to certain tax matters within a reasonable time after receipt of such opinion.

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SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the Township of Plainsboro and State of New Jersey, on the 10th day of September, 2001.

MUNIASSETS FUND, INC. (Registrant)

By:	/s/ DONALD C. BURKE (Donald C. Burke, Vice President and Treasurer)

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date

TERRY K. GLENN* (Terry K. Glenn)	President and Director (Principal Executive Officer)

DONALD C. BURKE* (Donald C. Burke)	Vice President and Treasurer (Principal Financial and Accounting Officer)

JOE GRILLS* (Joe Grills)	Director

WALTER MINTZ* (Walter Mintz)	Director

ROBERT S. SALOMON, JR.* (Robert S. Salomon, Jr.)	Director

MELVIN R. SEIDEN* (Melvin R. Seiden)	Director

STEPHEN B. SWENSRUD* (Stephen B. Swensrud)	Director

*By /s/ DONALD C. BURKE (Donald C. Burke, Attorney-in-Fact))		September 10, 2001

C-3

INDEX TO EXHIBITS

Exhibit Number	Description
1	(a)	—	Articles of Incorporation of the Registrant, dated April 14, 1993.
	(b)	—	Articles of Amendment to Articles of Incorporation.
5	(b)	—	Form of specimen certificate for the Common Stock of the Registrant.
6		—	Form of Investment Advisory Agreement between the Registrant and Fund Asset Management, L.P.
7	(a)	—	Form of Purchase Agreement.
	(b)	—	Form of Merrill Lynch Standard Dealer Agreement.
9		—	Form of Custodian Agreement between the Registrant and The Bank of New York.
11		—	Opinion of Clifford Chance Rogers & Wells LLP, counsel for the Registrant.
13		—	Form of Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement between the Registrant and The Bank of New York.
14	(a)	—	Consent of Deloitte & Touche LLP, independent auditors for the registrant.
14	(b)	—	Consent of Deloitte & Touche LLP, independent auditors for Merrill Lynch High Income Municipal Bond Fund, Inc.

[Proxy Card Front]

MERRILL LYNCH HIGH INCOME MUNICIPAL BOND FUND, INC. P.O. BOX 9011 PRINCETON, NEW JERSEY 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of Merrill Lynch High Income Municipal Bond Fund, Inc. (the “Fund”) held of record by the undersigned on August 27, 2001 at the Special Meeting of Stockholders of the Fund to be held on October 24, 2001, or any adjournment thereof.

This proxy when properly executed will be voted in the manner herein directed by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” approval of the Agreement and Plan of Reorganization.

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote “FOR” the proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

You may also vote your shares by touch-tone phone by calling 1-800-690-6903 or through the Internet at www.proxyvote.com.

(Continued and to be signed on the reverse side)

[Proxy Card Reverse]

Please mark boxes / / or /X/ in blue or black ink.

1.	To consider and act upon a proposal to approve the Agreement and Plan of Reorganization between the Fund and MuniAssets Fund, Inc.

FOR / /	AGAINST / /	ABSTAIN / /

2.	In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.

.
Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.
Dated: _____________________________

X _________________________________
                                    Signature

X _________________________________
                       Signature, if held jointly

Sign, date, and Return the Proxy Card Promptly Using the Enclosed Envelope.

[Proxy Card Front]

MUNIASSETS FUND, INC. P.O. BOX 9011 PRINCETON, NEW JERSEY 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Bradley J. Lucido as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniAssets Fund, Inc. (the “Fund”) held of record by the undersigned on August 27, 2001 at the Annual Meeting of Stockholders of the Fund to be held on October 24, 2001, or any adjournment thereof.

This proxy when properly executed will be voted in the manner herein directed by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” Items 1 and 2.

By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote “FOR” each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

You may also vote your shares by touch-tone phone by calling 1-800-690-6903 or through the Internet at www.proxyvote.com.

(Continued and to be signed on the reverse side)

[Proxy Card Reverse]

Please mark boxes / / or /X/ in blue or black ink.

1.	To consider and act upon a proposal to approve the Agreement and Plan of Reorganization between the Fund and Merrill Lynch High Income Municipal Bond Fund, Inc.

FOR / /	AGAINST / /	ABSTAIN / /

2.	To elect two Class I Directors for a term of three years	FOR all nominees listed below (except as marked to the contrary below) / /	WITHHOLD AUTHORITY to vote for all nominees listed below / /

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

Class I Nominees: Joe Grills, Robert S. Salomon, Jr.

3.	In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.

.
Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.
Dated: _____________________________

X _________________________________
                                    Signature

X _________________________________
                       Signature, if held jointly

Sign, Date, and Return the Proxy Card Promptly Using the Enclosed Envelope.